UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2013*

*	MFS High Yield Pooled Portfolio, a series of the Registrant, did not commence investment operations during the reporting period.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS High Yield Pooled Portfolio, a series of the Registrant, did not have any shareholders as of period end. For further information please see the introductory footnote.

ANNUAL REPORT

January 31, 2013

MFS® HIGH INCOME FUND

MFH-ANN

MFS® HIGH INCOME FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global financial markets began 2013 with greater optimism. U.S. and Asian economic trends have turned more positive. Europe continues to struggle through its economic slump. However, even there, sentiment has improved. The U.S. Congress averted its year-end fiscal cliff, but a degree of uncertainty remains regarding upcoming negotiations over spending cuts and the debt ceiling. The U.S. Federal Reserve Board is continuing its accommodative monetary easing, while the U.S. housing and job markets have made steady gains. Corporate profits have been resilient, and investors have demonstrated increased tolerance for risk.

Overseas, the eurozone remains in a broad contraction, with economic output receding in France as well as Italy and Spain. However, large-scale early repayments of European Central

Bank loans by banks and Germany’s strong rebound in manufacturing activity are encouraging signs. In Asia, both China and Japan appear to be in the early stages of a turnaround. China’s economic activity has picked up from last year’s relative slowdown, and Japan’s sharp devaluation of the yen, an important anti-deflationary measure, seems to be having its desired impact: Japanese stocks have soared, corporate profits are rising and confidence is returning among consumers, businesses and investors.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We also remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 18, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy-Independent	8.2%
Broadcasting	5.7%
Medical & Health Technology & Services	4.9%
Utilities-Electric Power	4.4%
Telecommunications-Wireless	4.2%

Composition including fixed income credit quality (a)(i)
A	0.3%
BBB	5.9%
BB	32.2%
B	41.8%
CCC	13.9%
C (o)	0.0%
D	0.1%
Not Rated (o)	0.0%
Non-Fixed Income	3.9%
Cash & Other	1.9%

Portfolio facts (i)
Average Duration (d)	3.7
Average Effective Maturity (m)	7.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 1/31/13.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2013, Class A shares of the MFS High Income Fund (“fund”) provided a total return of 12.05%, at net asset value. This compares with a return of 13.87% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

The portion of the fund’s return derived from yield, which was less than that of the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, was a primary factor that detracted from relative results.

The fund’s lesser exposure to “BB” and “B” rated (r) securities was another negative factor for relative results as these credit quality sectors outperformed higher-quality issues. The fund’s lesser exposure to the telecommunications sector also detracted from performance as this market segment outperformed the benchmark over the reporting period.

Among individual securities, the fund’s holdings of energy companies OGX Petroleo e Gas Participacoes (h) and ATP Oil & Gas (h), and chemical company Momentive Performance Materials  (h), were among the fund’s top relative detractors for the reporting period.

Contributors to Performance

The fund’s greater exposure to bonds in the financial sector benefited relative performance as this sector outperformed the benchmark for the period. In addition, a greater exposure to “BBB” rated securities contributed to performance as spreads narrowed.

4

Management Review – continued

Top individual contributors during the reporting period included the fund’s debt holdings of insurance company American International Group and financial firms Abbey National Capital and Royal Bank of Scotland.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	12.05%	8.18%	8.27%	N/A
B	9/27/93	11.22%	7.33%	7.46%	N/A
C	1/03/94	11.21%	7.33%	7.45%	N/A
I	1/02/97	12.02%	8.40%	8.53%	N/A
R1	4/01/05	11.22%	7.33%	N/A	6.12%
R2	10/31/03	11.77%	7.92%	N/A	6.87%
R3	4/01/05	12.05%	8.19%	N/A	6.94%
R4	4/01/05	12.33%	8.46%	N/A	7.23%
R5	6/01/12	N/A	N/A	N/A	10.74%
529A	7/31/02	12.33%	8.07%	8.04%	N/A
529B	7/31/02	11.17%	7.30%	7.30%	N/A
529C	7/31/02	11.17%	7.23%	7.27%	N/A

Comparative benchmark

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	13.87%	11.08%	10.39%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)	6.73%	7.13%	7.75%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)	7.22%	7.03%	7.46%	N/A
C With CDSC (1% for 12 months) (x)	10.21%	7.33%	7.45%	N/A
529A With Initial Sales Charge (4.75%)	6.99%	7.03%	7.52%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)	7.17%	6.99%	7.30%	N/A
529C With CDSC (1% for 12 months) (x)	10.17%	7.23%	7.27%	N/A

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.

7

Performance Summary – continued

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2012 through January 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2012 through January 31, 2013.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/12	Ending Account Value 1/31/13	Expenses Paid During Period (p) 8/01/12-1/31/13
A	Actual	0.93%	$1,000.00	$1,064.86	$4.83
	Hypothetical (h)	0.93%	$1,000.00	$1,020.46	$4.72
B	Actual	1.68%	$1,000.00	$1,057.92	$8.69
	Hypothetical (h)	1.68%	$1,000.00	$1,016.69	$8.52
C	Actual	1.68%	$1,000.00	$1,057.84	$8.69
	Hypothetical (h)	1.68%	$1,000.00	$1,016.69	$8.52
I	Actual	0.68%	$1,000.00	$1,063.27	$3.53
	Hypothetical (h)	0.68%	$1,000.00	$1,021.72	$3.46
R1	Actual	1.68%	$1,000.00	$1,057.93	$8.69
	Hypothetical (h)	1.68%	$1,000.00	$1,016.69	$8.52
R2	Actual	1.18%	$1,000.00	$1,060.54	$6.11
	Hypothetical (h)	1.18%	$1,000.00	$1,019.20	$5.99
R3	Actual	0.93%	$1,000.00	$1,064.86	$4.83
	Hypothetical (h)	0.93%	$1,000.00	$1,020.46	$4.72
R4	Actual	0.68%	$1,000.00	$1,063.18	$3.53
	Hypothetical (h)	0.68%	$1,000.00	$1,021.72	$3.46
R5	Actual	0.63%	$1,000.00	$1,066.46	$3.27
	Hypothetical (h)	0.63%	$1,000.00	$1,021.97	$3.20
529A	Actual	0.98%	$1,000.00	$1,064.64	$5.09
	Hypothetical (h)	0.98%	$1,000.00	$1,020.21	$4.98
529B	Actual	1.73%	$1,000.00	$1,060.70	$8.96
	Hypothetical (h)	1.73%	$1,000.00	$1,016.44	$8.77
529C	Actual	1.73%	$1,000.00	$1,057.69	$8.95
	Hypothetical (h)	1.73%	$1,000.00	$1,016.44	$8.77

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 92.2%
Issuer	Shares/Par		Value ($)
Aerospace - 2.1%
Bombardier, Inc., 4.25%, 2016 (z)		$715,000	$736,450
Bombardier, Inc., 7.5%, 2018 (n)		4,875,000	5,484,375
Bombardier, Inc., 7.75%, 2020 (n)		2,770,000	3,137,025
CPI International, Inc., 8%, 2018		3,135,000	3,135,000
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	1,753,000	2,106,498
Huntington Ingalls Industries, Inc., 7.125%, 2021		$5,390,000	5,929,000
Kratos Defense & Security Solutions, Inc., 10%, 2017		4,230,000	4,642,425

			$25,170,773
Apparel Manufacturers - 1.0%
Hanesbrands, Inc., 6.375%, 2020		$2,990,000	$3,236,675
Jones Group, Inc., 6.875%, 2019		2,720,000	2,839,000
PVH Corp., 7.375%, 2020		3,895,000	4,406,219
PVH Corp., 4.5%, 2022		2,120,000	2,109,400

			$12,591,294
Asset-Backed & Securitized - 0.4%
Citigroup Commercial Mortgage Trust, FRN, 5.702%, 2049		$2,948,120	$568,984
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045 (z)		1,268,985	12,690
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.6%, 2050 (z)		644,319	1,611
CWCapital Cobalt Ltd., CDO, “G”, FRN, 1.801%, 2050 (z)		2,009,514	5,024
Falcon Franchise Loan LLC, FRN, 6.542%, 2025 (i)(z)		2,114,515	332,402
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032		1,461,820	731,422
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		1,746,526	1,755,259
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 6.002%, 2051		2,285,000	666,306
LB Commercial Conduit Mortgage Trust, FRN, 1.218%, 2030 (i)		4,203,445	77,209
Morgan Stanley Capital I, Inc., FRN, 1.384%, 2039 (i)(z)		6,918,013	134,901

			$4,285,808
Automotive - 3.5%
Accuride Corp., 9.5%, 2018		$3,695,000	$3,648,813
Allison Transmission, Inc., 7.125%, 2019 (n)		6,085,000	6,602,225
Continental Rubber of America Corp., 4.5%, 2019 (n)		815,000	835,375
Ford Motor Credit Co. LLC, 8%, 2014		1,965,000	2,131,261
Ford Motor Credit Co. LLC, 12%, 2015		5,848,000	7,134,560
Ford Motor Credit Co. LLC, 8.125%, 2020		1,320,000	1,662,334
General Motors Financial Co., Inc., 4.75%, 2017 (n)		1,815,000	1,896,829

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
General Motors Financial Co., Inc., 6.75%, 2018	$2,670,000	$3,090,525
Goodyear Tire & Rubber Co., 8.25%, 2020	770,000	845,075
Goodyear Tire & Rubber Co., 7%, 2022	1,340,000	1,437,150
Jaguar Land Rover PLC, 7.75%, 2018 (n)	1,385,000	1,520,038
Jaguar Land Rover PLC, 8.125%, 2021 (n)	6,910,000	7,756,475
Jaguar Land Rover PLC, 5.625%, 2023 (z)	1,055,000	1,076,100
Lear Corp., 8.125%, 2020	1,737,000	1,941,098
Lear Corp., 4.75%, 2023 (z)	885,000	880,575

		$42,458,433
Broadcasting - 5.4%
Allbritton Communications Co., 8%, 2018	$1,575,000	$1,704,938
AMC Networks, Inc., 7.75%, 2021	3,211,000	3,668,568
Clear Channel Communications, Inc., 9%, 2021	3,497,000	3,252,210
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)	830,000	875,650
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)	2,225,000	2,369,625
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	170,000	175,950
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020	2,425,000	2,534,125
Hughes Network Systems LLC, 7.625%, 2021	1,920,000	2,198,400
IAC/InterActiveCorp, 4.75%, 2022 (n)	490,000	486,325
Inmarsat Finance PLC, 7.375%, 2017 (n)	2,735,000	2,940,125
Intelsat Bermuda Ltd., 11.25%, 2017	5,420,000	5,745,200
Intelsat Bermuda Ltd., 11.5%, 2017 (p)	6,915,000	7,329,900
Intelsat Jackson Holdings Ltd., 6.625%, 2022 (n)	2,700,000	2,743,875
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020 (p)(z)	921,000	377,610
Liberty Media Corp., 8.5%, 2029	4,285,000	4,777,775
Liberty Media Corp., 8.25%, 2030	40,000	44,200
Local TV Finance LLC, 9.25%, 2015 (p)(z)	2,931,123	2,953,106
Netflix, Inc., 5.375%, 2021 (z)	1,765,000	1,756,175
Nexstar Broadcasting Group, Inc., 8.875%, 2017	1,340,000	1,477,350
Nexstar Broadcasting Group, Inc., 6.875%, 2020 (n)	490,000	510,825
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	1,540,000	1,682,450
Sinclair Broadcast Group, Inc., 8.375%, 2018	430,000	478,375
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	2,805,000	3,176,662
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	2,705,000	3,002,550
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	1,515,000	1,541,512
Univision Communications, Inc., 6.875%, 2019 (n)	3,455,000	3,627,750
Univision Communications, Inc., 7.875%, 2020 (n)	2,280,000	2,468,100
Univision Communications, Inc., 8.5%, 2021 (n)	2,090,000	2,225,850

		$66,125,181
Brokerage & Asset Managers - 0.4%
E*TRADE Financial Corp., 6.375%, 2019	$5,275,000	$5,472,813

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - 2.6%
Boise Cascade LLC/Finance Corp., 6.375%, 2020 (n)		$1,510,000	$1,577,950
Building Materials Holding Corp., 6.875%, 2018 (n)		2,125,000	2,295,000
Building Materials Holding Corp., 7%, 2020 (n)		1,150,000	1,253,500
Building Materials Holding Corp., 6.75%, 2021 (n)		2,235,000	2,464,088
CEMEX Espana S.A., 9.25%, 2020		2,785,000	2,993,875
Gibraltar Industries, Inc., 6.25%, 2021 (z)		500,000	519,375
HD Supply, Inc., 13.5%, 2015		2,225,000	2,294,531
HD Supply, Inc., 8.125%, 2019 (n)		1,545,000	1,749,712
HD Supply, Inc., 11.5%, 2020 (n)		1,295,000	1,492,487
HD Supply, Inc., 10.5%, 2021 (z)		260,000	265,850
Masonite International Corp., 8.25%, 2021 (n)		3,060,000	3,366,000
Nortek, Inc., 8.5%, 2021		4,375,000	4,954,687
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)		1,035,000	1,169,550
USG Corp., 6.3%, 2016		3,295,000	3,467,987
USG Corp., 7.875%, 2020 (n)		1,570,000	1,789,800

			$31,654,392
Business Services - 1.8%
Ceridian Corp., 12.25%, 2015 (p)		$1,250,000	$1,268,750
Ceridian Corp., 8.875%, 2019 (n)		725,000	808,375
Fidelity National Information Services, Inc., 7.625%, 2017		1,345,000	1,452,600
Fidelity National Information Services, Inc., 5%, 2022		2,295,000	2,484,338
iGATE Corp., 9%, 2016		4,863,000	5,343,221
Iron Mountain, Inc., 8.375%, 2021		3,635,000	4,007,588
Legend Acquisition Sub, Inc., 10.75%, 2020 (n)		2,185,000	1,922,800
Lender Processing Services, Inc., 5.75%, 2023		1,835,000	1,945,100
Neustar, Inc., 4.5%, 2023 (z)		1,400,000	1,400,000
SunGard Data Systems, Inc., 7.375%, 2018		1,255,000	1,333,437

			$21,966,209
Cable TV - 3.5%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$675,000	$729,000
CCO Holdings LLC, 7.875%, 2018		2,885,000	3,083,344
CCO Holdings LLC, 8.125%, 2020		6,665,000	7,481,463
CCO Holdings LLC, 7.375%, 2020		1,305,000	1,451,813
CCO Holdings LLC, 5.125%, 2023		1,195,000	1,177,075
Cequel Communications Holdings, 6.375%, 2020 (n)		2,310,000	2,419,725
DISH DBS Corp., 6.75%, 2021		3,410,000	3,819,200
DISH DBS Corp., 5%, 2023 (n)		1,240,000	1,224,500
EchoStar Corp., 7.125%, 2016		2,585,000	2,882,275
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	1,290,000	1,874,171
Unitymedia Hessen, 5.5%, 2023 (n)		$365,000	372,300

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
UPC Holding B.V., 9.875%, 2018 (n)		$2,170,000	$2,452,100
UPCB Finance III Ltd., 6.625%, 2020 (n)		5,403,000	5,767,702
Virgin Media Finance PLC, 8.375%, 2019		865,000	978,531
Virgin Media Finance PLC, 4.875%, 2022		425,000	423,937
Virgin Media Finance PLC, 5.25%, 2022		3,190,000	3,333,550
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	2,225,000	3,268,836

			$42,739,522
Chemicals - 2.2%
Celanese U.S. Holdings LLC, 6.625%, 2018		$2,955,000	$3,235,725
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 2021 (z)		520,000	535,600
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		3,550,000	3,585,500
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		2,145,000	1,994,850
Huntsman International LLC, 8.625%, 2021		3,780,000	4,328,100
INEOS Finance PLC, 8.375%, 2019 (n)		3,075,000	3,367,125
INEOS Group Holdings PLC, 8.5%, 2016 (n)		2,765,000	2,785,737
LyondellBasell Industries N.V., 5%, 2019		1,450,000	1,598,625
LyondellBasell Industries N.V., 6%, 2021		3,230,000	3,795,250
Polypore International, Inc., 7.5%, 2017		1,560,000	1,696,500

			$26,923,012
Computer Software - 1.1%
Infor U.S., Inc., 11.5%, 2018		$2,545,000	$2,996,737
Nuance Communications, Inc., 5.375%, 2020 (n)		2,635,000	2,714,050
Seagate HDD Cayman, 6.875%, 2020		1,411,000	1,530,935
Syniverse Holdings, Inc., 9.125%, 2019		4,215,000	4,583,812
TransUnion Holding Co., Inc., 9.625%, 2018		1,325,000	1,414,437
TransUnion LLC/TransUnion Financing Corp., 11.375%, 2018		635,000	734,219

			$13,974,190
Computer Software - Systems - 1.0%
Audatex North America, Inc., 6.75%, 2018 (n)		$2,705,000	$2,901,113
CDW LLC/CDW Finance Corp., 12.535%, 2017		2,145,000	2,295,150
CDW LLC/CDW Finance Corp., 8.5%, 2019		3,795,000	4,202,963
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017		2,930,000	3,179,050

			$12,578,276
Conglomerates - 1.2%
Amsted Industries, Inc., 8.125%, 2018 (n)		$5,470,000	$5,839,225
BC Mountain LLC, 7%, 2021 (z)		375,000	384,375
Dynacast International LLC, 9.25%, 2019		2,295,000	2,449,913
Griffon Corp., 7.125%, 2018		4,075,000	4,411,187

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Conglomerates - continued
Silver II Borrower, 7.75%, 2020 (n)	$1,555,000	$1,628,862

		$14,713,562
Consumer Products - 1.0%
Easton-Bell Sports, Inc., 9.75%, 2016	$2,295,000	$2,475,754
Elizabeth Arden, Inc., 7.375%, 2021	3,216,000	3,577,800
Jarden Corp., 7.5%, 2020	3,195,000	3,482,550
Libbey Glass, Inc., 6.875%, 2020	1,035,000	1,113,919
Prestige Brands, Inc., 8.125%, 2020	300,000	336,000
Spectrum Brands Escrow Corp., 6.375%, 2020 (n)	1,020,000	1,085,025
Spectrum Brands Escrow Corp., 6.625%, 2022 (n)	260,000	280,800

		$12,351,848
Consumer Services - 0.8%
QVC, Inc., 7.375%, 2020 (n)	$1,995,000	$2,202,199
Service Corp. International, 6.75%, 2015	930,000	1,020,675
Service Corp. International, 7%, 2017	5,080,000	5,835,650
Service Corp. International, 7%, 2019	115,000	126,356

		$9,184,880
Containers - 2.5%
Ardagh Packaging Finance PLC , 7%, 2020 (z)	$1,210,000	$1,219,075
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)	2,530,000	2,779,838
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	400,000	439,000
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	4,110,000	4,490,175
Ball Corp., 5%, 2022	1,624,000	1,721,440
Berry Plastics Group, Inc., 9.5%, 2018	1,190,000	1,329,825
Crown Americas LLC, 4.5%, 2023 (z)	2,030,000	1,999,550
Greif, Inc., 6.75%, 2017	3,415,000	3,807,725
Greif, Inc., 7.75%, 2019	795,000	922,200
Reynolds Group, 7.125%, 2019	2,925,000	3,122,437
Reynolds Group, 9.875%, 2019	1,030,000	1,125,275
Reynolds Group, 5.75%, 2020	1,760,000	1,799,600
Reynolds Group, 8.25%, 2021	6,090,000	6,379,275

		$31,135,415
Defense Electronics - 0.5%
Ducommun, Inc., 9.75%, 2018	$3,256,000	$3,573,460
MOOG, Inc., 7.25%, 2018	2,560,000	2,675,200

		$6,248,660
Electrical Equipment - 0.2%
Avaya, Inc., 9.75%, 2015	$2,175,000	$2,071,688
Avaya, Inc., 7%, 2019 (n)	805,000	768,775

		$2,840,463

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - 0.9%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$4,260,000	$4,686,000
Nokia Corp., 5.375%, 2019	1,075,000	1,029,312
Nokia Corp., 6.625%, 2039	770,000	719,950
NXP B.V., 9.75%, 2018 (n)	100,000	115,000
NXP B.V., 5.75%, 2021 (z)	870,000	870,000
Sensata Technologies B.V., 6.5%, 2019 (n)	3,770,000	4,043,325

		$11,463,587
Energy - Independent - 8.0%
BreitBurn Energy Partners LP, 8.625%, 2020	$1,395,000	$1,531,013
BreitBurn Energy Partners LP, 7.875%, 2022 (n)	3,450,000	3,648,375
Carrizo Oil & Gas, Inc., 8.625%, 2018	995,000	1,072,113
Chaparral Energy, Inc., 7.625%, 2022	2,445,000	2,640,600
Chesapeake Energy Corp., 6.875%, 2020	3,685,000	4,053,500
Concho Resources, Inc., 8.625%, 2017	1,700,000	1,836,000
Concho Resources, Inc., 6.5%, 2022	4,690,000	5,112,100
Continental Resources, Inc., 8.25%, 2019	3,180,000	3,573,525
Denbury Resources, Inc., 8.25%, 2020	4,860,000	5,418,900
Denbury Resources, Inc., 4.625%, 2023	1,245,000	1,220,100
Energy XXI Gulf Coast, Inc., 9.25%, 2017	4,980,000	5,670,975
EP Energy LLC, 9.375%, 2020	9,115,000	10,208,800
EPL Oil & Gas, Inc., 8.25%, 2018 (n)	1,860,000	1,957,650
EXCO Resources, Inc., 7.5%, 2018	1,175,000	1,113,313
Harvest Operations Corp., 6.875%, 2017	4,585,000	5,095,081
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	1,870,000	2,071,025
Laredo Petroleum, Inc., 9.5%, 2019	1,955,000	2,209,150
LINN Energy LLC, 6.5%, 2019	1,245,000	1,268,344
LINN Energy LLC, 8.625%, 2020	2,075,000	2,287,688
LINN Energy LLC, 7.75%, 2021	2,621,000	2,804,470
MEG Energy Corp., 6.5%, 2021 (n)	1,030,000	1,081,500
Newfield Exploration Co., 6.875%, 2020	3,155,000	3,411,344
Plains Exploration & Production Co., 8.625%, 2019	2,885,000	3,288,900
Plains Exploration & Production Co., 6.5%, 2020	1,200,000	1,327,500
Plains Exploration & Production Co., 6.75%, 2022	2,940,000	3,311,175
QEP Resources, Inc., 6.875%, 2021	4,980,000	5,764,350
Range Resources Corp., 8%, 2019	2,910,000	3,230,100
Range Resources Corp., 5%, 2022	1,040,000	1,092,000
Samson Investment Co., 9.75%, 2020 (n)	2,510,000	2,670,012
SandRidge Energy, Inc., 8%, 2018 (n)	2,850,000	2,992,500
SM Energy Co., 6.5%, 2021	2,765,000	2,944,725
Whiting Petroleum Corp., 6.5%, 2018	2,035,000	2,182,537

		$98,089,365

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Integrated - 0.1%
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)	$934,000	$1,089,044

Engineering - Construction - 0.2%
BakerCorp International, Inc., 8.25%, 2019	$2,760,000	$2,794,500

Entertainment - 1.2%
AMC Entertainment, Inc., 8.75%, 2019	$1,860,000	$2,055,300
AMC Entertainment, Inc., 9.75%, 2020	2,124,000	2,474,460
Cedar Fair LP, 9.125%, 2018	1,875,000	2,100,000
Cinemark USA, Inc., 8.625%, 2019	3,230,000	3,577,225
Cinemark USA, Inc., 5.125%, 2022 (n)	635,000	642,938
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	1,161,000	1,271,295
Six Flags Entertainment Corp., 5.25%, 2021 (n)	2,455,000	2,442,725

		$14,563,943
Financial Institutions - 4.6%
Aviation Capital Group, 4.625%, 2018 (z)	$985,000	$997,889
CIT Group, Inc., 5.25%, 2014 (n)	3,940,000	4,107,450
CIT Group, Inc., 5.25%, 2018	3,330,000	3,563,100
CIT Group, Inc., 6.625%, 2018 (n)	5,369,000	6,013,280
CIT Group, Inc., 5.5%, 2019 (n)	3,347,000	3,581,290
Credit Acceptance Corp., 9.125%, 2017	2,555,000	2,791,338
Icahn Enterprises LP, 8%, 2018	4,406,000	4,719,928
International Lease Finance Corp., 4.875%, 2015	1,300,000	1,356,875
International Lease Finance Corp., 8.625%, 2015	1,345,000	1,528,256
International Lease Finance Corp., 7.125%, 2018 (n)	3,601,000	4,213,170
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015	4,265,000	4,542,225
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)	1,130,000	1,288,200
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020 (n)	990,000	1,079,100
PHH Corp., 9.25%, 2016	2,190,000	2,567,775
PHH Corp., 7.375%, 2019	1,890,000	2,121,525
SLM Corp., 8.45%, 2018	2,865,000	3,413,241
SLM Corp., 8%, 2020	5,450,000	6,308,375
SLM Corp., 7.25%, 2022	1,410,000	1,575,675

		$55,768,692
Food & Beverages - 0.9%
ARAMARK Corp., 8.5%, 2015	$2,151,000	$2,164,465
B&G Foods, Inc., 7.625%, 2018	3,015,000	3,252,431
Constellation Brands, Inc., 7.25%, 2016	1,410,000	1,614,450
Pinnacle Foods Finance LLC, 8.25%, 2017	780,000	829,725
TreeHouse Foods, Inc., 7.75%, 2018	2,455,000	2,657,537

		$10,518,608

17

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Forest & Paper Products - 1.2%
Boise, Inc., 8%, 2020		$2,770,000	$3,067,775
Clearwater Paper Corp., 4.5%, 2023 (z)		500,000	496,250
Georgia-Pacific Corp., 8%, 2024		263,000	366,761
Graphic Packaging Holding Co., 7.875%, 2018		1,840,000	2,019,400
Millar Western Forest Products Ltd., 8.5%, 2021		595,000	575,662
Sappi Papier Holding GmbH, 7.75%, 2017 (n)		1,525,000	1,715,625
Smurfit Kappa Group PLC, 4.875%, 2018 (n)		1,825,000	1,879,750
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	1,920,000	2,854,639
Tembec Industries, Inc., 11.25%, 2018		$1,615,000	1,780,537

			$14,756,399
Gaming & Lodging - 3.3%
Boyd Gaming Corp., 9%, 2020 (n)		$1,265,000	$1,283,975
Caesars Entertainment Operating Co., Inc., 8.5%, 2020		3,495,000	3,512,475
Choice Hotels International, Inc., 5.75%, 2022		520,000	577,200
CityCenter Holdings LLC, 10.75%, 2017 (p)		1,240,000	1,368,650
FelCor Lodging LP, 5.625%, 2023 (n)		485,000	489,244
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		3,300,000	2,063
GWR Operating Partnership LLP, 10.875%, 2017		1,305,000	1,484,438
Host Hotels & Resorts, Inc., REIT, 5.25%, 2022		1,725,000	1,880,250
Isle of Capri Casinos, Inc., 8.875%, 2020		3,480,000	3,801,900
MGM Mirage, 6.625%, 2015		1,760,000	1,900,800
MGM Resorts International, 11.375%, 2018		3,485,000	4,338,825
MGM Resorts International, 6.625%, 2021		1,265,000	1,302,950
Penn National Gaming, Inc., 8.75%, 2019		4,595,000	5,238,300
Pinnacle Entertainment, Inc., 8.75%, 2020		1,435,000	1,556,975
Seven Seas Cruises S. DE R.L., 9.125%, 2019		3,660,000	3,879,600
Viking Cruises Ltd., 8.5%, 2022 (n)		1,985,000	2,188,462
Wyndham Worldwide Corp., 7.375%, 2020		1,670,000	2,038,886
Wynn Las Vegas LLC, 7.75%, 2020		2,830,000	3,190,825

			$40,035,818
Industrial - 0.9%
Dematic S.A., 7.75%, 2020 (z)		$2,195,000	$2,244,388
Hyva Global B.V., 8.625%, 2016 (n)		1,989,000	1,929,330
Mueller Water Products, Inc., 8.75%, 2020		1,952,000	2,220,400
Rexel S.A., 6.125%, 2019 (n)		2,040,000	2,182,800
SPL Logistics Escrow LLC, 8.875%, 2020 (n)		2,325,000	2,487,750
Unifrax I LLC, 7.5%, 2019 (z)		510,000	510,000

			$11,574,668

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - 1.1%
American International Group, Inc., 8.25%, 2018	$2,765,000	$3,589,006
American International Group, Inc., 8.175% to 2038, FRN to 2068	5,895,000	7,663,500
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	1,300,000	1,787,500

		$13,040,006
Insurance - Property & Casualty - 0.8%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)	$3,430,000	$5,213,600
XL Group PLC, 6.5% to 2017, FRN to 2049	5,275,000	5,070,594

		$10,284,194
International Market Quasi-Sovereign - 0.1%
Electricite de France, FRN, 5.25%, 2049 (n)	$331,000	$323,125
Exportfinans ASA, 5.5%, 2016	1,090,000	1,137,890

		$1,461,015
Machinery & Tools - 2.0%
Case New Holland, Inc., 7.875%, 2017	$5,625,000	$6,651,563
CNH America LLC, 7.25%, 2016	2,140,000	2,391,450
CNH Capital LLC, 3.875%, 2015 (n)	650,000	667,875
CNH Capital LLC, 6.25%, 2016	785,000	865,463
H&E Equipment Services LLC, 7%, 2022 (n)	3,655,000	3,993,087
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)	3,465,000	3,776,850
RSC Equipment Rental, Inc., 8.25%, 2021	2,910,000	3,310,125
United Rentals North America, Inc., 5.75%, 2018	1,420,000	1,526,500
United Rentals North America, Inc., 7.625%, 2022	1,412,000	1,574,380

		$24,757,293
Major Banks - 1.1%
Bank of America Corp., 5.65%, 2018	$2,900,000	$3,348,601
Barclays Bank PLC, 7.625%, 2022	2,360,000	2,327,550
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	1,370,000	1,287,800
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	5,670,000	5,981,850

		$12,945,801
Medical & Health Technology & Services - 4.8%
AmSurg Corp., 5.625%, 2020 (n)	$1,635,000	$1,708,575
CDRT Holding Corp., 9.25%, 2017 (n)(p)	750,000	774,375
Davita, Inc., 6.375%, 2018	5,225,000	5,590,750
Davita, Inc., 6.625%, 2020	4,515,000	4,921,350
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	2,540,000	2,895,600
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	2,410,000	2,608,825
Fresenius Medical Care Capital Trust III, 5.875%, 2022 (z)	1,015,000	1,108,888
HCA, Inc., 8.5%, 2019	8,245,000	9,172,562
HCA, Inc., 7.5%, 2022	4,995,000	5,769,225
HCA, Inc., 5.875%, 2022	2,180,000	2,370,750

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
HealthSouth Corp., 8.125%, 2020	$4,915,000	$5,394,213
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	3,945,000	4,004,175
Select Medical Corp., 7.625%, 2015	449,000	449,561
Tenet Healthcare Corp., 9.25%, 2015	1,805,000	2,044,162
Tenet Healthcare Corp., 8%, 2020	2,165,000	2,354,437
Tenet Healthcare Corp., 4.5%, 2021 (z)	1,250,000	1,229,687
Universal Health Services, Inc, 7.625%, 2020	2,615,000	2,804,587
Universal Health Services, Inc., 7%, 2018	2,130,000	2,348,325
Universal Hospital Services, Inc., FRN, 3.902%, 2015	1,015,000	1,011,194
Vanguard Health Systems, Inc., 0%, 2016	7,000	5,355

		$58,566,596
Medical Equipment - 0.7%
Biomet, Inc., 6.5%, 2020 (n)	$2,760,000	$2,898,000
Hologic, Inc., 6.25%, 2020 (n)	1,030,000	1,107,250
Physio-Control International, Inc., 9.875%, 2019 (n)	1,860,000	2,083,200
Teleflex, Inc., 6.875%, 2019	2,645,000	2,869,825

		$8,958,275
Metals & Mining - 1.8%
Arch Coal, Inc., 7.25%, 2020	$2,715,000	$2,429,925
Cloud Peak Energy, Inc., 8.25%, 2017	5,780,000	6,141,250
Cloud Peak Energy, Inc., 8.5%, 2019	380,000	413,250
Consol Energy, Inc., 8%, 2017	1,985,000	2,143,800
Consol Energy, Inc., 8.25%, 2020	2,055,000	2,224,538
First Quantum Minerals Ltd., 7.25%, 2019 (n)	1,783,000	1,814,203
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	2,310,000	2,477,475
Peabody Energy Corp., 6%, 2018	2,295,000	2,404,012
Peabody Energy Corp., 6.25%, 2021	1,295,000	1,353,275

		$21,401,728
Municipals - 0.2%
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	$2,330,000	$2,320,354

Natural Gas - Distribution - 0.4%
AmeriGas Finance LLC, 6.75%, 2020	$2,385,000	$2,587,725
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	1,735,000	1,752,350

		$4,340,075
Natural Gas - Pipeline - 3.1%
Access Midstream Partners Co., 4.875%, 2023	$1,200,000	$1,194,000
Atlas Pipeline Partners LP, 8.75%, 2018	4,520,000	4,845,440
Atlas Pipeline Partners LP, 5.875%, 2023 (z)	1,865,000	1,860,338

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Natural Gas - Pipeline - continued
Crosstex Energy, Inc., 8.875%, 2018	$5,455,000	$5,857,306
El Paso Corp., 7%, 2017	3,790,000	4,344,765
El Paso Corp., 7.75%, 2032	4,425,000	5,202,827
Energy Transfer Equity LP, 7.5%, 2020	3,590,000	4,137,475
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	1,721,000	1,966,243
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	1,047,000	1,198,815
Inergy Midstream LP, 6%, 2020 (n)	2,815,000	2,906,487
MarkWest Energy Partners LP, 5.5%, 2023	2,150,000	2,268,250
Rockies Express Pipeline LLC, 5.625%, 2020 (n)	949,000	892,060
Sabine Pass Liquefaction, 5.625%, 2021 (z)	805,000	808,019

		$37,482,025
Network & Telecom - 1.8%
Centurylink, Inc., 7.65%, 2042	$3,030,000	$3,118,179
Cincinnati Bell, Inc., 8.25%, 2017	850,000	912,688
Citizens Communications Co., 9%, 2031	1,795,000	1,947,575
Eileme 2 AB, 11.625%, 2020 (n)	2,149,000	2,530,448
Frontier Communications Corp., 8.125%, 2018	2,940,000	3,403,050
Qwest Communications International, Inc., 7.125%, 2018 (n)	3,990,000	4,162,388
TW Telecom Holdings, Inc., 5.375%, 2022	1,280,000	1,344,000
Windstream Corp., 8.125%, 2018	570,000	625,575
Windstream Corp., 7.75%, 2020	2,615,000	2,843,812
Windstream Corp., 7.75%, 2021	1,265,000	1,382,012

		$22,269,727
Oil Services - 1.3%
Bristow Group, Inc., 6.25%, 2022	$1,295,000	$1,398,600
Chesapeake Energy Corp., 6.625%, 2019 (n)	1,035,000	1,024,650
Dresser-Rand Group, Inc., 6.5%, 2021	1,300,000	1,378,000
Edgen Murray Corp., 8.75%, 2020 (n)	2,620,000	2,678,950
Pioneer Energy Services Corp., 9.875%, 2018	2,210,000	2,397,850
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)	2,810,000	2,950,500
Unit Corp., 6.625%, 2021	4,060,000	4,212,250

		$16,040,800
Other Banks & Diversified Financials - 2.4%
Ally Financial, Inc., 5.5%, 2017	$7,745,000	$8,326,479
Ally Financial, Inc., 6.25%, 2017	1,680,000	1,869,156
GMAC, Inc., 8%, 2031	540,000	682,425
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	2,865,000	3,504,554
LBG Capital No. 1 PLC, 7.875%, 2020 (n)	5,525,000	6,055,400
Santander UK PLC, 8.963% to 2030, FRN to 2049	6,666,000	7,699,230
UBS AG, 7.625%, 2022	1,460,000	1,604,162

		$29,741,406

21

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - 0.7%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	1,370,000	$2,078,758
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		$3,750,000	3,975,000
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)		2,800,000	3,010,000

			$9,063,758
Pollution Control - 0.3%
Heckmann Corp., 9.875%, 2018		$2,300,000	$2,443,750
Heckmann Corp., 9.875%, 2018 (z)		765,000	807,075

			$3,250,825
Precious Metals & Minerals - 0.5%
Eldorado Gold Corp., 6.125%, 2020 (n)		$2,785,000	$2,927,731
IAMGOLD Corp., 6.75%, 2020 (n)		3,587,000	3,515,260

			$6,442,991
Printing & Publishing - 0.4%
American Media, Inc., 13.5%, 2018 (z)		$297,449	$260,268
Nielsen Finance LLC, 7.75%, 2018		2,760,000	3,073,950
Nielsen Finance LLC, 4.5%, 2020 (n)		1,520,000	1,497,200

			$4,831,418
Railroad & Shipping - 0.1%
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021		$1,295,000	$1,456,875

Real Estate - 1.2%
CB Richard Ellis Group, Inc., 11.625%, 2017		$1,680,000	$1,831,200
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019		1,300,000	1,290,250
Entertainment Properties Trust, REIT, 7.75%, 2020		3,050,000	3,558,697
Entertainment Properties Trust, REIT, 5.75%, 2022		815,000	857,801
Kennedy Wilson, Inc., 8.75%, 2019		1,220,000	1,293,200
MPT Operating Partnership LP, REIT, 6.875%, 2021		2,435,000	2,672,412
MPT Operating Partnership LP, REIT, 6.375%, 2022		3,215,000	3,448,087

			$14,951,647
Retailers - 2.3%
Academy Ltd., 9.25%, 2019 (n)		$1,565,000	$1,744,975
Burlington Coat Factory Warehouse Corp., 10%, 2019		3,540,000	3,849,750
J. Crew Group, Inc., 8.125%, 2019		3,160,000	3,389,100
Limited Brands, Inc., 6.9%, 2017		1,960,000	2,258,900
Limited Brands, Inc., 7%, 2020		1,520,000	1,748,000
Limited Brands, Inc., 6.95%, 2033		1,080,000	1,112,400
Pantry, Inc., 8.375%, 2020 (n)		1,285,000	1,374,950
Rite Aid Corp., 9.25%, 2020		2,530,000	2,814,625
Sally Beauty Holdings, Inc., 6.875%, 2019		1,285,000	1,419,925

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - continued
Toys “R” Us Property Co. II LLC, 8.5%, 2017	$1,466,000	$1,542,965
Toys “R” Us, Inc., 10.75%, 2017	4,665,000	5,014,875
Yankee Acquisition Corp., 8.5%, 2015	21,000	21,053
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	1,260,000	1,297,813

		$27,589,331
Specialty Chemicals - 0.2%
Eagle Spinco, Inc., 4.625%, 2021 (z)	$625,000	$628,906
Georgia Gulf Corp., 4.875%, 2023 (z)	255,000	256,913
Koppers, Inc., 7.875%, 2019	1,835,000	2,020,794

		$2,906,613
Specialty Stores - 0.4%
Gymboree Corp., 9.125%, 2018	$1,305,000	$1,226,700
Michaels Stores, Inc., 11.375%, 2016	1,249,000	1,303,656
Michaels Stores, Inc., 7.75%, 2018	1,980,000	2,165,625

		$4,695,981
Telecommunications - Wireless - 4.1%
Clearwire Corp., 12%, 2015 (n)	$3,140,000	$3,402,975
Cricket Communications, Inc., 7.75%, 2016	2,040,000	2,147,100
Cricket Communications, Inc., 7.75%, 2020	2,670,000	2,770,125
Crown Castle International Corp., 7.125%, 2019	4,420,000	4,911,725
Crown Castle International Corp., 5.25%, 2023 (n)	1,655,000	1,737,750
Digicel Group Ltd., 12%, 2014 (n)	560,000	603,400
Digicel Group Ltd., 8.25%, 2017 (n)	3,050,000	3,233,000
Digicel Group Ltd., 10.5%, 2018 (n)	2,540,000	2,832,100
MetroPCS Wireless, Inc., 7.875%, 2018	2,455,000	2,657,537
Sprint Capital Corp., 6.875%, 2028	3,280,000	3,312,800
Sprint Nextel Corp., 6%, 2016	4,115,000	4,433,912
Sprint Nextel Corp., 8.375%, 2017	3,611,000	4,175,219
Sprint Nextel Corp., 9%, 2018 (n)	1,350,000	1,670,625
Sprint Nextel Corp., 6%, 2022	3,600,000	3,618,000
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	3,205,000	3,445,375
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	4,710,000	4,957,275

		$49,908,918
Telephone Services - 0.5%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$1,240,000	$1,373,300
Level 3 Financing, Inc., 9.375%, 2019	2,095,000	2,367,350
Level 3 Financing, Inc., 7%, 2020 (n)	770,000	816,200
Level 3 Financing, Inc., 8.625%, 2020	1,315,000	1,472,800

		$6,029,650

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Transportation - 0.2%
Navios South American Logistics, Inc., 9.25%, 2019	$2,457,000	$2,457,000

Transportation - Services - 2.9%
ACL I Corp., 10.625%, 2016 (p)	$3,174,052	$3,051,168
Aguila American Resources Ltd., 7.875%, 2018 (n)	2,765,000	2,930,900
Avis Budget Car Rental LLC, 8.25%, 2019	1,980,000	2,192,850
Avis Budget Car Rental LLC, 9.75%, 2020	1,130,000	1,307,975
CEVA Group PLC, 8.375%, 2017 (n)	5,780,000	5,910,050
Commercial Barge Line Co., 12.5%, 2017	6,370,000	6,991,075
HDTFS, Inc., 5.875%, 2020 (n)	585,000	621,563
Navios Maritime Acquisition Corp., 8.625%, 2017	3,385,000	3,207,287
Navios Maritime Holdings, Inc., 8.875%, 2017	3,200,000	3,160,000
Swift Services Holdings, Inc., 10%, 2018	5,170,000	5,835,637

		$35,208,505
Utilities - Electric Power - 4.3%
AES Corp., 8%, 2017	$4,225,000	$4,879,875
AES Corp., 7.375%, 2021	1,265,000	1,410,475
Calpine Corp., 8%, 2016 (n)	2,690,000	2,837,950
Calpine Corp., 7.875%, 2020 (n)	4,162,000	4,588,605
Covanta Holding Corp., 7.25%, 2020	3,565,000	3,927,222
Covanta Holding Corp., 6.375%, 2022	850,000	927,658
EDP Finance B.V., 6%, 2018 (n)	4,590,000	4,853,925
Energy Future Holdings Corp., 10%, 2020	9,606,000	11,022,885
Energy Future Holdings Corp., 10%, 2020 (z)	3,565,000	4,081,925
Energy Future Holdings Corp., 11.75%, 2022 (n)	2,510,000	2,858,263
GenOn Energy, Inc., 9.875%, 2020	4,555,000	5,238,250
NRG Energy, Inc., 8.25%, 2020	3,950,000	4,463,500
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	1,345,000	1,062,550

		$52,153,083
Total Bonds (Identified Cost, $1,070,331,598)		$1,127,625,245

Floating Rate Loans (g)(r) - 0.2%
Financial Institutions - 0.1%
Springleaf Finance Corp., Term Loan, 5.5%, 2017	$1,315,949	$1,318,251

Utilities - Electric Power - 0.1%
Dynegy Holdings, Inc., Term Loan B, 9.25%, 2016	$426,339	$444,154
Dynegy Holdings, Inc., Term Loan B1, 9.25%, 2016	322,338	334,425

		$778,579
Total Floating Rate Loans (Identified Cost, $2,048,643)		$2,096,830

24

Portfolio of Investments – continued

Common Stocks - 0.1%
Issuer	Shares/Par	Value ($)
Automotive - 0.0%
Accuride Corp. (a)	65,068	$244,656

Broadcasting - 0.1%
New Young Broadcasting Holding Co., Inc. (a)	213	$798,750

Chemicals - 0.0%
LyondellBasell Industries N.V., “A”	198	$12,557

Printing & Publishing - 0.0%
American Media Operations, Inc. (a)	76,223	$362,059
Total Common Stocks (Identified Cost, $2,582,143)		$1,418,022

Convertible Preferred Stocks - 0.2%
Automotive - 0.2%
General Motors Co., 4.75% (Identified Cost, $2,883,804)	$59,470	$2,576,240

Convertible Bonds - 0.3%
Network & Telecom - 0.3%
Nortel Networks Corp., 2.125%, 2014 (Identified Cost, $4,289,100) (a)(d)	$4,345,000	$4,323,275

Preferred Stocks - 0.4%
Other Banks & Diversified Financials - 0.4%
Ally Financial, Inc., 7% (z)	2,489	$2,429,186
GMAC Capital Trust I, 8.125%	90,100	2,402,967
Total Preferred Stocks (Identified Cost, $4,658,622)		$4,832,153

	Strike Price	First Exercise
Warrants - 0.1%
Broadcasting - 0.1%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $513,055) (a)	$0.01	7/14/10	263	$986,250

Issuer/Expiration Date/Strike Price			Number of Contracts
Call Options Purchased - 0.1%
Russell 2000 Index - March 2013 @ 925 (Premiums Paid, $949,774)			1,253	$1,105,146

25

Portfolio of Investments – continued

Money Market Funds - 5.1%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	62,312,638	$62,312,638
Total Investments (Identified Cost, $1,150,569,377)		$1,207,275,799

Other Assets, Less Liabilities - 1.3%		15,754,346
Net Assets - 100.0%		$1,223,030,145

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $322,153,135 representing 26.3% of net assets.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-11/27/12	$2,370,188	$2,429,186
American Media, Inc., 13.5%, 2018	12/28/10	301,291	260,268
Ardagh Packaging Finance PLC , 7%, 2020	1/16/13	1,210,000	1,219,075
Atlas Pipeline Partners LP, 5.875%, 2023	1/28/13	1,865,000	1,860,338
Aviation Capital Group, 4.625%, 2018	1/14/13	985,000	997,889
BC Mountain LLC, 7%, 2021	1/25/13	375,000	384,375
Bombardier, Inc., 4.25%, 2016	1/09/13	715,000	736,450
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045	3/20/06-11/25/12	1,228,919	12,690
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.6%, 2050	4/12/06-1/26/13	644,319	1,611
CWCapital Cobalt Ltd., CDO, “G”, FRN, 1.801%, 2050	4/12/06-1/26/13	2,009,514	5,024

26

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Clearwater Paper Corp., 4.5%, 2023	1/17/13	$500,000	$496,250
Crown Americas LLC, 4.5%, 2023	1/03/13	2,030,000	1,999,550
Dematic S.A., 7.75%, 2020	12/13/12	2,195,000	2,244,388
Eagle Spinco, Inc., 4.625%, 2021	1/17/13	625,000	628,906
Energy Future Holdings Corp., 10%, 2020	1/07/10-9/10/12	3,774,580	4,081,925
Falcon Franchise Loan LLC, FRN, 6.542%, 2025	1/29/03	169,898	332,402
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 2021	1/16/13	520,000	535,600
Fresenius Medical Care Capital Trust III, 5.875%, 2022	1/24/13	1,121,496	1,108,888
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11-2/14/11	1,697,035	1,755,259
Georgia Gulf Corp., 4.875%, 2023	1/17/13	255,000	256,913
Gibraltar Industries, Inc., 6.25%, 2021	1/18/13	500,000	519,375
HD Supply, Inc., 10.5%, 2021	1/09/13	260,000	265,850
Heckler & Koch GmbH, 9.5%, 2018	5/06/11-1/02/13	2,350,479	2,106,498
Heckmann Corp., 9.875%, 2018	10/26/12	766,847	807,075
Jaguar Land Rover PLC, 5.625%, 2023	1/23/13	1,055,000	1,076,100
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020	1/02/13	390,656	377,610
Lear Corp., 4.75%, 2023	1/14/13	885,000	880,575
Local TV Finance LLC, 9.25%, 2015	12/10/07-12/06/12	2,921,390	2,953,106
Morgan Stanley Capital I, Inc., FRN, 1.384%, 2039	7/20/04	180,416	134,901
NXP B.V., 5.75%, 2021	1/31/13	870,000	870,000
Netflix, Inc., 5.375%, 2021	1/29/13-1/30/13	1,767,356	1,756,175
Neustar, Inc., 4.5%, 2023	1/11/13-1/16/13	1,399,645	1,400,000
Sabine Pass Liquefaction, 5.625%, 2021	1/29/13	805,000	808,019
Tenet Healthcare Corp., 4.5%, 2021	1/22/13	1,250,000	1,229,687
Unifrax I LLC, 7.5%, 2019	1/31/13	510,000	510,000
Total Restricted Securities			$37,041,958
% of Net assets			3.0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

27

Portfolio of Investments – continued

Derivative Contracts at 1/31/13

Forward Foreign Currency Exchange Contracts at 1/31/13

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	Barclays Bank PLC	272,000	4/15/13	$363,280	$369,460	$(6,180)
SELL	EUR	Deutsche Bank AG	4,487,101	4/15/13	5,869,859	6,094,874	(225,015)
SELL	EUR	JPMorgan Chase Bank N.A.	4,487,101	4/15/13	5,869,384	6,094,874	(225,490)

							$(456,685)

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,088,256,739)	$1,144,963,161
Underlying affiliated funds, at cost and value	62,312,638
Total investments, at value (identified cost, $1,150,569,377)	$1,207,275,799
Receivables for
Investments sold	5,170,668
Fund shares sold	3,397,779
Interest and dividends	22,761,576
Other assets	8,494
Total assets	$1,238,614,316
Liabilities
Payable to custodian	$128,088
Payables for
Distributions	669,394
Forward foreign currency exchange contracts	456,685
Investments purchased	11,842,199
Fund shares reacquired	1,832,370
Payable to affiliates
Investment adviser	31,663
Shareholder servicing costs	363,250
Distribution and service fees	13,535
Program manager fees	12
Payable for independent Trustees’ compensation	62,428
Accrued expenses and other liabilities	184,547
Total liabilities	$15,584,171
Net assets	$1,223,030,145
Net assets consist of
Paid-in capital	$1,382,030,074
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	56,259,510
Accumulated net realized gain (loss) on investments and foreign currency	(213,670,201)
Accumulated distributions in excess of net investment income	(1,589,238)
Net assets	$1,223,030,145
Shares of beneficial interest outstanding	338,960,521

29

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$504,600,427	139,873,215	$3.61
Class B	31,655,755	8,758,581	3.61
Class C	81,710,021	22,566,170	3.62
Class I	70,506,150	19,576,281	3.60
Class R1	1,137,051	314,689	3.61
Class R2	4,103,090	1,136,693	3.61
Class R3	8,182,819	2,268,580	3.61
Class R4	301,942	83,640	3.61
Class R5	516,398,712	143,154,027	3.61
Class 529A	2,748,381	762,080	3.61
Class 529B	374,732	103,884	3.61
Class 529C	1,311,065	362,681	3.61

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.79 [100 / 95.25 x $3.61] and $3.79 [100 / 95.25 x $3.61], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$80,134,491
Dividends	546,479
Dividends from underlying affiliated funds	81,723
Total investment income	$80,762,693
Expenses
Management fee	$5,112,105
Distribution and service fees	2,318,195
Program manager fees	3,773
Shareholder servicing costs	1,487,751
Administrative services fee	165,508
Independent Trustees’ compensation	27,989
Custodian fee	149,652
Shareholder communications	74,487
Audit and tax fees	76,733
Legal fees	14,007
Miscellaneous	241,973
Total expenses	$9,672,173
Fees paid indirectly	(247)
Reduction of expenses by investment adviser and distributor	(5,597)
Net expenses	$9,666,329
Net investment income	$71,096,364
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$3,835,660
Foreign currency	(217,540)
Net realized gain (loss) on investments and foreign currency	$3,618,120
Change in unrealized appreciation (depreciation)
Investments	$52,990,054
Translation of assets and liabilities in foreign currencies	(197,023)
Net unrealized gain (loss) on investments and foreign currency translation	$52,793,031
Net realized and unrealized gain (loss) on investments and foreign currency	$56,411,151
Change in net assets from operations	$127,507,515

See Notes to Financial Statements

31

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2013	2012
Change in net assets
From operations
Net investment income	$71,096,364	$68,375,836
Net realized gain (loss) on investments and foreign currency	3,618,120	(2,037,291)
Net unrealized gain (loss) on investments and foreign currency translation	52,793,031	(20,065,177)
Change in net assets from operations	$127,507,515	$46,273,368
Distributions declared to shareholders
From net investment income	$(73,590,229)	$(70,548,283)
Change in net assets from fund share transactions	$139,293,851	$31,456,676
Total change in net assets	$193,211,137	$7,181,761
Net assets
At beginning of period	1,029,819,008	1,022,637,247
At end of period (including accumulated distributions in excess of net investment income of $1,589,238 and $1,523,002, respectively)	$1,223,030,145	$1,029,819,008

See Notes to Financial Statements

32

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.44	$3.52	$3.26	$2.49	$3.58
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.25	$0.25	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	0.18	(0.07)	0.26	0.77	(1.08)
Total from investment operations	$0.40	$0.16	$0.51	$1.02	$(0.82)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.25)	$(0.25)	$(0.27)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.23)	$(0.24)	$(0.25)	$(0.25)	$(0.27)
Net asset value, end of period (x)	$3.61	$3.44	$3.52	$3.26	$2.49
Total return (%) (r)(s)(t)(x)	12.05	4.77	16.22	42.99	(24.05)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.93	0.93	1.00	1.05
Expenses after expense reductions (f)	0.93	0.92	0.93	1.00	1.05
Net investment income	6.39	6.76	7.53	8.68	8.22
Portfolio turnover	38	60	66	58	61
Net assets at end of period (000 omitted)	$504,600	$462,232	$501,139	$531,990	$360,076

See Notes to Financial Statements

33

Financial Highlights – continued

Class B	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.44	$3.53	$3.26	$2.50	$3.59
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21	$0.23	$0.23	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.18	(0.09)	0.26	0.76	(1.08)
Total from investment operations	$0.38	$0.12	$0.49	$0.99	$(0.84)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.21)	$(0.22)	$(0.23)	$(0.25)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.21)	$(0.21)	$(0.22)	$(0.23)	$(0.25)
Net asset value, end of period (x)	$3.61	$3.44	$3.53	$3.26	$2.50
Total return (%) (r)(s)(t)(x)	11.22	3.70	15.69	41.40	(24.51)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.67	1.68	1.75	1.75
Expenses after expense reductions (f)	1.67	1.67	1.68	1.75	1.75
Net investment income	5.59	5.99	6.78	8.11	7.41
Portfolio turnover	38	60	66	58	61
Net assets at end of period (000 omitted)	$31,656	$25,983	$37,772	$46,690	$52,384

See Notes to Financial Statements

34

Financial Highlights – continued

Class C	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.45	$3.53	$3.27	$2.50	$3.60
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21	$0.23	$0.23	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.18	(0.08)	0.25	0.77	(1.09)
Total from investment operations	$0.38	$0.13	$0.48	$1.00	$(0.85)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.21)	$(0.22)	$(0.23)	$(0.25)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.21)	$(0.21)	$(0.22)	$(0.23)	$(0.25)
Net asset value, end of period (x)	$3.62	$3.45	$3.53	$3.27	$2.50
Total return (%) (r)(s)(t)(x)	11.21	4.00	15.34	41.82	(24.72)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.67	1.68	1.74	1.75
Expenses after expense reductions (f)	1.67	1.67	1.68	1.74	1.75
Net investment income	5.61	5.99	6.74	7.80	7.44
Portfolio turnover	38	60	66	58	61
Net assets at end of period (000 omitted)	$81,710	$75,309	$80,802	$73,475	$39,345
See Notes to Financial Statements

35

Financial Highlights – continued

Class I	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.44	$3.52	$3.25	$2.49	$3.58
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.24	$0.26	$0.26	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.16	(0.07)	0.27	0.76	(1.08)
Total from investment operations	$0.40	$0.17	$0.53	$1.02	$(0.81)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.26)	$(0.26)	$(0.28)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.24)	$(0.25)	$(0.26)	$(0.26)	$(0.28)
Net asset value, end of period (x)	$3.60	$3.44	$3.52	$3.25	$2.49
Total return (%) (r)(s)(x)	12.02	5.03	16.86	42.90	(23.82)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.68	0.68	0.75	0.76
Expenses after expense reductions (f)	0.67	0.68	0.68	0.75	0.76
Net investment income	6.86	7.02	7.75	8.97	8.55
Portfolio turnover	38	60	66	58	61
Net assets at end of period (000 omitted)	$70,506	$448,607	$386,185	$283,704	$185,811

See Notes to Financial Statements

36

Financial Highlights – continued

Class R1	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.44	$3.52	$3.26	$2.50	$3.59
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21	$0.23	$0.23	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.18	(0.08)	0.25	0.76	(1.09)
Total from investment operations	$0.38	$0.13	$0.48	$0.99	$(0.85)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.21)	$(0.22)	$(0.23)	$(0.24)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.21)	$(0.21)	$(0.22)	$(0.23)	$(0.24)
Net asset value, end of period (x)	$3.61	$3.44	$3.52	$3.26	$2.50
Total return (%) (r)(s)(x)	11.22	4.00	15.36	41.39	(24.52)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.67	1.68	1.74	1.76
Expenses after expense reductions (f)	1.68	1.67	1.68	1.74	1.76
Net investment income	5.65	6.01	6.78	7.96	7.53
Portfolio turnover	38	60	66	58	61
Net assets at end of period (000 omitted)	$1,137	$1,201	$1,138	$1,200	$937

See Notes to Financial Statements

37

Financial Highlights – continued

Class R2	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.44	$3.52	$3.26	$2.49	$3.58
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.22	$0.24	$0.24	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.17	(0.07)	0.26	0.78	(1.08)
Total from investment operations	$0.39	$0.15	$0.50	$1.02	$(0.83)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.24)	$(0.25)	$(0.26)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.22)	$(0.23)	$(0.24)	$(0.25)	$(0.26)
Net asset value, end of period (x)	$3.61	$3.44	$3.52	$3.26	$2.49
Total return (%) (r)(s)(x)	11.77	4.51	15.93	42.65	(24.21)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.18	1.18	1.25	1.25
Expenses after expense reductions (f)	1.18	1.17	1.18	1.25	1.25
Net investment income	6.18	6.52	7.27	8.47	7.99
Portfolio turnover	38	60	66	58	61
Net assets at end of period (000 omitted)	$4,103	$5,639	$5,653	$5,251	$3,446

See Notes to Financial Statements

38

Financial Highlights – continued

Class R3	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.44	$3.52	$3.25	$2.49	$3.58
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.25	$0.25	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	0.18	(0.07)	0.27	0.76	(1.08)
Total from investment operations	$0.40	$0.16	$0.52	$1.01	$(0.82)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.25)	$(0.25)	$(0.27)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.23)	$(0.24)	$(0.25)	$(0.25)	$(0.27)
Net asset value, end of period (x)	$3.61	$3.44	$3.52	$3.25	$2.49
Total return (%) (r)(s)(x)	12.05	4.77	16.58	42.55	(24.02)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.93	0.93	1.00	1.01
Expenses after expense reductions (f)	0.93	0.93	0.93	1.00	1.01
Net investment income	6.39	6.78	7.54	8.75	8.35
Portfolio turnover	38	60	66	58	61
Net assets at end of period (000 omitted)	$8,183	$7,376	$7,281	$7,929	$6,706

See Notes to Financial Statements

39

Financial Highlights – continued

Class R4	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.44	$3.52	$3.26	$2.49	$3.58
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.24	$0.26	$0.26	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.18	(0.07)	0.26	0.77	(1.08)
Total from investment operations	$0.41	$0.17	$0.52	$1.03	$(0.81)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.26)	$(0.26)	$(0.28)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.24)	$(0.25)	$(0.26)	$(0.26)	$(0.28)
Net asset value, end of period (x)	$3.61	$3.44	$3.52	$3.26	$2.49
Total return (%) (r)(s)(x)	12.33	5.04	16.50	43.33	(23.82)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.68	0.68	0.74	0.76
Expenses after expense reductions (f)	0.68	0.67	0.68	0.74	0.76
Net investment income	6.65	7.02	7.72	8.78	8.56
Portfolio turnover	38	60	66	58	61
Net assets at end of period (000 omitted)	$302	$331	$316	$148	$44

Class R5	Period ended 1/31/13 (i)
Net asset value, beginning of period	$3.41
Income (loss) from investment operations
Net investment income (d)	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	0.21
Total from investment operations	$0.36
Less distributions declared to shareholders
From net investment income	$(0.16)
Net asset value, end of period (x)	$3.61
Total return (%) (r)(s)(x)	10.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	(a)
Expenses after expense reductions (f)	0.63	(a)
Net investment income	6.37	(a)
Portfolio turnover	38	(n)
Net assets at end of period (000 omitted)	$516,399

See Notes to Financial Statements

40

Financial Highlights – continued

Class 529A	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.43	$3.52	$3.25	$2.49	$3.58
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.25	$0.25	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.19	(0.08)	0.26	0.76	(1.08)
Total from investment operations	$0.41	$0.15	$0.51	$1.01	$(0.83)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.24)	$(0.25)	$(0.26)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.23)	$(0.24)	$(0.24)	$(0.25)	$(0.26)
Net asset value, end of period (x)	$3.61	$3.43	$3.52	$3.25	$2.49
Total return (%) (r)(s)(t)(x)	12.33	4.40	16.46	42.40	(24.19)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.03	1.03	1.10	1.23
Expenses after expense reductions (f)	0.98	1.00	1.03	1.10	1.23
Net investment income	6.31	6.71	7.41	8.62	8.07
Portfolio turnover	38	60	66	58	61
Net assets at end of period (000 omitted)	$2,748	$1,719	$1,215	$858	$579

See Notes to Financial Statements

41

Financial Highlights – continued

Class 529B	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.44	$3.52	$3.25	$2.49	$3.58
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.20	$0.22	$0.23	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.17	(0.07)	0.27	0.76	(1.08)
Total from investment operations	$0.37	$0.13	$0.49	$0.99	$(0.85)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)	$(0.22)	$(0.23)	$(0.24)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.20)	$(0.21)	$(0.22)	$(0.23)	$(0.24)
Net asset value, end of period (x)	$3.61	$3.44	$3.52	$3.25	$2.49
Total return (%) (r)(s)(t)(x)	11.17	3.92	15.60	41.40	(24.70)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.78	1.78	1.84	1.88
Expenses after expense reductions (f)	1.73	1.75	1.78	1.84	1.88
Net investment income	5.60	5.95	6.65	7.82	7.43
Portfolio turnover	38	60	66	58	61
Net assets at end of period (000 omitted)	$375	$362	$398	$315	$183

See Notes to Financial Statements

42

Financial Highlights – continued

Class 529C	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.44	$3.52	$3.26	$2.50	$3.59
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.20	$0.22	$0.23	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.17	(0.07)	0.26	0.76	(1.08)
Total from investment operations	$0.37	$0.13	$0.48	$0.99	$(0.85)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)	$(0.22)	$(0.23)	$(0.24)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.20)	$(0.21)	$(0.22)	$(0.23)	$(0.24)
Net asset value, end of period (x)	$3.61	$3.44	$3.52	$3.26	$2.50
Total return (%) (r)(s)(t)(x)	11.17	3.92	15.25	41.26	(24.61)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.77	1.78	1.84	1.88
Expenses after expense reductions (f)	1.72	1.74	1.77	1.84	1.88
Net investment income	5.56	5.94	6.61	7.71	7.39
Portfolio turnover	38	60	66	58	61
Net assets at end of period (000 omitted)	$1,311	$1,060	$739	$462	$221

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

43

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Income Fund (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no

44

Notes to Financial Statements – continued

sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

45

Notes to Financial Statements – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$6,341,566	$4,214,186	$362,059	$10,917,811
Non-U.S. Sovereign Debt	—	1,461,015	—	1,461,015
Municipal Bonds	—	2,320,354	—	2,320,354
U.S. Corporate Bonds	—	929,028,724	—	929,028,724
Commercial Mortgage-Backed Securities	—	2,511,224	—	2,511,224
Asset-Backed Securities (including CDOs)	—	1,774,584	—	1,774,584
Foreign Bonds	—	194,852,619	—	194,852,619
Floating Rate Loans	—	2,096,830	—	2,096,830
Mutual Funds	62,312,638	—	—	62,312,638
Total Investments	$68,654,204	$1,138,259,536	$362,059	$1,207,275,799

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(456,685)	$—	$(456,685)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/12	$906,291
Change in unrealized appreciation (depreciation)	(544,232)
Balance as of 1/31/13	$362,059

46

Notes to Financial Statements – continued

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at January 31, 2013 is $(544,232).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$—	$(456,685)
Equity	Purchased Equity Options	1,105,146	—
Total		$1,105,146	$(456,685)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

47

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2013 as reported in the Statement of Operations:

Risk	Foreign Currency	Investments (Purchased Options)
Foreign Exchange	$(201,339)	$—
Equity	—	1,419,786
Total	$(201,339)	$1,419,786

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2013 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Foreign Exchange	$(210,502)	$—
Equity	—	155,372
Total	$(210,502)	$155,372

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all

48

Notes to Financial Statements – continued

transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked

49

Notes to Financial Statements – continued

Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

50

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to the expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/13	1/31/12
Ordinary income (including any short-term capital gains)	$73,590,229	$70,548,283

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/13
Cost of investments	$1,155,103,714
Gross appreciation	67,343,013
Gross depreciation	(15,170,928)
Net unrealized appreciation (depreciation)	$52,172,085
Undistributed ordinary income	4,716,752
Capital loss carryforwards	(208,010,349)
Post-October capital loss deferral	(970,143)
Other temporary differences	(6,908,274)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

51

Notes to Financial Statements – continued

As of January 31, 2013, the fund had capital loss carryforwards available to offset future realized gains.

Pre-enactment losses expire as follows:
1/31/14	$(20,014,075)
1/31/15	(43,048,498)
1/31/16	(1,964,268)
1/31/17	(94,687,685)
1/31/18	(46,635,154)
Total	$(206,349,680)

Post-enactment losses are characterized as follows:
Long-Term	$(1,660,669)

The availability of a portion of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS Floating Rate High Income Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/13 (i)	Year ended 1/31/12
Class A	$30,841,571	$33,162,764
Class B	1,720,399	1,878,765
Class C	4,497,130	4,767,259
Class I	15,277,639	29,588,175
Class R1	72,831	70,857
Class R2	301,935	374,119
Class R3	517,383	509,502
Class R4	24,030	23,276
Class R5	20,103,485	—
Class 529A	141,072	95,046
Class 529B	22,515	22,722
Class 529C	70,239	55,798
Total	$73,590,229	$70,548,283

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

52

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1.4 billion of average daily net assets	0.46%
Average daily net assets in excess of $1.4 billion	0.44%

The management fee incurred for the year ended January 31, 2013 was equivalent to an annual effective rate of 0.46% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $210,277 and $4,501 for the year ended January 31, 2013, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,173,298
Class B	0.75%	0.25%	1.00%	1.00%	296,207
Class C	0.75%	0.25%	1.00%	1.00%	771,292
Class R1	0.75%	0.25%	1.00%	1.00%	12,481
Class R2	0.25%	0.25%	0.50%	0.50%	23,756
Class R3	—	0.25%	0.25%	0.25%	19,686
Class 529A	—	0.25%	0.25%	0.25%	5,419
Class 529B	0.75%	0.25%	1.00%	1.00%	3,891
Class 529C	0.75%	0.25%	1.00%	1.00%	12,165
Total Distribution and Service Fees					$2,318,195

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2013 based on each class’s average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the

53

Notes to Financial Statements – continued

event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2013, were as follows:

Amount
Class A	$10,070
Class B	35,309
Class C	3,968
Class 529B	237
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until May 31, 2013, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. For the year ended January 31, 2013, this waiver amounted to $1,887 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended January 31, 2013 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended January 31, 2013, were as follows:

	Fee	Waiver
Class 529A	$2,168	$1,084
Class 529B	389	195
Class 529C	1,216	608
Total Program Manager Fees and Waivers	$3,773	$1,887

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2013, the fee was $360,474, which equated to 0.0324% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended January 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $520,053.

54

Notes to Financial Statements – continued

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended January 31, 2013, these costs for the fund amounted to $607,224 and are reflected in the “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2013 was equivalent to an annual effective rate of 0.0149% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,420 and the Retirement Deferral plan resulted in an expense of $5,341. Both amounts are included in independent Trustees’ compensation for the year ended January 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $62,420 at January 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and

55

Notes to Financial Statements – continued

the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $8,865 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,710, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 29,326 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, aggregated $515,737,253 and $390,623,790, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/13 (i)		Year ended 1/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	37,926,389	$133,588,887	40,971,097	$141,283,531
Class B	3,678,551	12,885,658	1,788,219	6,127,252
Class C	4,401,599	15,527,434	3,705,729	12,749,334
Class I	23,095,779	80,270,101	27,474,124	94,109,549
Class R1	106,585	374,003	66,387	229,409
Class R2	219,964	772,688	395,496	1,357,004
Class R3	432,960	1,519,275	591,107	2,048,397
Class R4	18,438	63,964	11,539	39,628
Class R5	144,005,941	493,707,322	—	—
Class 529A	310,590	1,096,036	177,689	604,420
Class 529B	41,923	146,659	14,943	51,139
Class 529C	133,976	470,182	126,286	434,928
	214,372,695	$740,422,209	75,322,616	$259,034,591

56

Notes to Financial Statements – continued

	Year ended 1/31/13 (i)		Year ended 1/31/12
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	6,846,113	$24,077,229	6,978,303	$23,957,043
Class B	372,944	1,315,972	344,328	1,187,171
Class C	948,179	3,350,101	926,266	3,193,709
Class I	3,842,281	13,362,376	8,207,085	28,129,205
Class R1	20,648	72,686	20,616	70,820
Class R2	83,820	294,571	106,634	366,011
Class R3	147,100	517,296	148,175	508,179
Class R4	6,828	24,030	6,783	23,276
Class R5	5,665,992	20,103,484	—	—
Class 529A	39,944	140,663	27,681	94,736
Class 529B	6,334	22,255	6,597	22,646
Class 529C	19,846	69,991	16,205	55,614
	18,000,029	$63,350,654	16,788,673	$57,608,410

Shares reacquired
Class A	(39,425,483)	$(138,201,516)	(55,890,653)	$(191,980,670)
Class B	(2,838,499)	(9,998,115)	(5,301,302)	(18,317,793)
Class C	(4,616,000)	(16,236,799)	(5,678,043)	(19,553,421)
Class I	(137,959,990)	(471,436,686)	(14,925,778)	(50,763,795)
Class R1	(161,538)	(571,113)	(61,017)	(208,509)
Class R2	(807,065)	(2,825,243)	(467,863)	(1,622,299)
Class R3	(458,687)	(1,617,198)	(662,678)	(2,275,166)
Class R4	(37,898)	(135,112)	(11,819)	(39,318)
Class R5	(6,517,906)	(22,618,362)	—	—
Class 529A	(88,834)	(313,860)	(50,566)	(172,531)
Class 529B	(49,857)	(175,879)	(29,299)	(100,666)
Class 529C	(98,901)	(349,129)	(44,246)	(152,157)
	(193,060,658)	$(664,479,012)	(83,123,264)	$(285,186,325)

Net change
Class A	5,347,019	$19,464,600	(7,941,253)	$(26,740,096)
Class B	1,212,996	4,203,515	(3,168,755)	(11,003,370)
Class C	733,778	2,640,736	(1,046,048)	(3,610,378)
Class I	(111,021,930)	(377,804,209)	20,755,431	71,474,959
Class R1	(34,305)	(124,424)	25,986	91,720
Class R2	(503,281)	(1,757,984)	34,267	100,716
Class R3	121,373	419,373	76,604	281,410
Class R4	(12,632)	(47,118)	6,503	23,586
Class R5	143,154,027	491,192,444	—	—
Class 529A	261,700	922,839	154,804	526,625
Class 529B	(1,600)	(6,965)	(7,759)	(26,881)
Class 529C	54,921	191,044	98,245	338,385
	39,312,066	$139,293,851	8,988,025	$31,456,676

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

57

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, and the MFS Moderate Allocation Fund were the owners of record of approximately 9%, 14%, and 17%, respectively, of the value of outstanding voting shares of the fund. In addition, the Lifetime Retirement Income Fund, the MFS Lifetime 2010, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2030 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2013, the fund’s commitment fee and interest expense were $6,938 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	47,548,693	290,567,599	(275,803,654)	62,312,638

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$81,723	$62,312,638

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of

MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (one of the portfolios constituting the MFS Series Trust III) (the “Fund”) as of January 31, 2013, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Fund of the MFS Series Trust III as of January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2013

59

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

60

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real esate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

61

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

62

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

63

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole

64

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

65

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

66

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

67

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

January 31, 2013

MFS® HIGH YIELD OPPORTUNITIES FUND

HYO-ANN

MFS® HIGH YIELD OPPORTUNITIES FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global financial markets began 2013 with greater optimism. U.S. and Asian economic trends have turned more positive. Europe continues to struggle through its economic slump. However, even there, sentiment has improved. The U.S. Congress averted its year-end fiscal cliff, but a degree of uncertainty remains regarding upcoming negotiations over spending cuts and the debt ceiling. The U.S. Federal Reserve Board is continuing its accommodative monetary easing, while the U.S. housing and job markets have made steady gains. Corporate profits have been resilient, and investors have demonstrated increased tolerance for risk.

Overseas, the eurozone remains in a broad contraction, with economic output receding in France as well as Italy and Spain. However, large-scale early repayments of European Central

Bank loans by banks and Germany’s strong rebound in manufacturing activity are encouraging signs. In Asia, both China and Japan appear to be in the early stages of a turnaround. China’s economic activity has picked up from last year’s relative slowdown, and Japan’s sharp devaluation of the yen, an important anti-deflationary measure, seems to be having its desired impact: Japanese stocks have soared, corporate profits are rising and confidence is returning among consumers, businesses and investors.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We also remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 18, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy-Independent	7.3%
Broadcasting	5.7%
Medical & Health Technology & Services	4.2%
Telecommunications-Wireless	4.2%
Utilities-Electric Power	4.1%

Composition including fixed income credit quality (a)(i)
A	0.3%
BBB	8.9%
BB	29.6%
B	41.7%
CCC	15.2%
CC	0.2%
C	0.1%
Not Rated	0.1%
Non-Fixed Income	3.7%
Cash & Other	0.2%

Portfolio facts (i)
Average Duration (d)	4.0
Average Effective Maturity (m)	7.1 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 1/31/13.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2013, Class A shares of the MFS High Yield Opportunities Fund (“fund”) provided a total return of 12.73%, at net asset value. This compares with a return of 13.87% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yield increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the Eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s lesser exposure to the telecom and industrial sectors detracted from performance as these market segments outperformed the benchmark over the reporting period.

The fund’s lesser exposure to “BB” and “B” rated (r) securities held back performance as these credit quality sectors outperformed higher-rated securities. Additionally, the portion of fund’s return derived from yield, which was less than that of the benchmark, detracted from relative performance.

Among individual securities, the fund’s debt holdings of broadcasting company LBI Media, commercial mortgage-backed security JPMorgan Chase, and oil company ATP Oil and Gas (h) were top relative detractors.

Contributors to Performance

The fund’s greater exposure to the financial sector benefited performance as this market segment outperformed the benchmark over the reporting period.

4

Management Review – continued

The fund’s greater exposure to “BBB” rated securities was another positive factor for relative results as credit spreads narrowed over the period.

Relative to the benchmark, the fund’s greater exposure to emerging markets debt, particularly Latin America, supported relative performance as this market segment turned in positive performance over the reporting period.

Top individual contributors over the reporting period included the fund’s debt holdings of insurance company American International Group, Abbey National Capital Trust (h), and diversified bank Royal Bank of Scotland Group.

Respectfully,

William Adams	David Cole	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	7/01/98	12.73%	7.96%	8.85%	N/A
B	7/01/98	11.71%	7.15%	8.09%	N/A
C	7/01/98	11.73%	7.18%	8.10%	N/A
I	7/01/98	13.00%	8.22%	9.15%	N/A
R1	6/02/08	11.71%	N/A	N/A	7.01%
R2	6/02/08	12.26%	N/A	N/A	7.55%
R3	6/02/08	12.55%	N/A	N/A	7.84%
R4	6/02/08	13.85%	N/A	N/A	8.29%
R5 (formerly Class W)	6/02/08	13.03%	N/A	N/A	8.00%
Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		13.87%	11.08%	10.39%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		7.37%	6.91%	8.32%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		7.71%	6.86%	8.09%	N/A
C With CDSC (1% for 12 months) (x)		10.73%	7.18%	8.10%	N/A

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated as Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2012 through January 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2012 through January 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/12	Ending Account Value 1/31/13	Expenses Paid During Period (p) 8/01/12-1/31/13
A	Actual	1.05%	$1,000.00	$1,071.89	$5.47
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33
B	Actual	1.80%	$1,000.00	$1,066.20	$9.35
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
C	Actual	1.80%	$1,000.00	$1,067.97	$9.36
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
I	Actual	0.80%	$1,000.00	$1,073.17	$4.17
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
R1	Actual	1.80%	$1,000.00	$1,066.19	$9.35
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
R2	Actual	1.30%	$1,000.00	$1,068.84	$6.76
	Hypothetical (h)	1.30%	$1,000.00	$1,018.60	$6.60
R3	Actual	1.05%	$1,000.00	$1,071.88	$5.47
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33
R4	Actual	0.80%	$1,000.00	$1,072.91	$4.17
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
R5 (formerly Class W)	Actual	0.73%	$1,000.00	$1,072.00	$3.80
	Hypothetical (h)	0.73%	$1,000.00	$1,021.47	$3.71

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.1%
Issuer	Shares/Par		Value ($)
Aerospace - 2.0%
Bombardier, Inc., 4.25%, 2016 (z)		$346,000	$356,324
Bombardier, Inc., 7.5%, 2018 (n)		2,470,000	2,778,750
Bombardier, Inc., 7.75%, 2020 (n)		865,000	979,613
CPI International, Inc., 8%, 2018		1,855,000	1,855,000
Embraer Empresa Brasileria de Aeronaves, 5.15%, 2022		200,000	220,000
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	1,163,000	1,397,522
Huntington Ingalls Industries, Inc., 7.125%, 2021		$2,415,000	2,656,500
Kratos Defense & Security Solutions, Inc., 10%, 2017		1,845,000	2,024,888

			$12,268,597
Agricultural Products - 0.0%
Corporacion Azucarera del Peru S.A., 6.375%, 2022 (n)		$100,000	$107,500

Apparel Manufacturers - 1.0%
Hanesbrands, Inc., 6.375%, 2020		$1,540,000	$1,667,050
Jones Group, Inc., 6.875%, 2019		1,555,000	1,623,031
PVH Corp., 7.375%, 2020		1,755,000	1,985,344
PVH Corp., 4.5%, 2022		1,045,000	1,039,775

			$6,315,200
Asset-Backed & Securitized - 0.5%
Arbor Realty Mortgage Securities, CDO, FRN, 2.602%, 2038 (z)		$1,136,457	$340,937
Banc of America Commercial Mortgage, Inc., FRN, 6.255%, 2051 (z)		3,830,049	913,773
Citigroup Commercial Mortgage Trust, FRN, 5.702%, 2017		2,500,000	482,498
Crest Ltd., CDO, 7%, 2040 (a)(p)		1,202,393	60,120
Falcon Franchise Loan LLC, FRN, 6.542%, 2025 (i)(z)		268,249	42,169
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		918,673	923,266
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 6.002%, 2051		1,390,000	405,324
LB Commercial Conduit Mortgage Trust, FRN, 1.218%, 2030 (i)		616,956	11,332
Morgan Stanley Capital I, Inc., FRN, 1.384%, 2039 (i)(z)		1,451,031	28,295
Preferred Term Securities XII Ltd., CDO, 0%, 2033 (a)(c)(z)		1,775,000	533
Preferred Term Securities XVI Ltd., CDO, 0%, 2035 (a)(c)(z)		3,250,000	325
Preferred Term Securities XVII Ltd., CDO, 0%, 2035 (a)(c)(z)		1,813,000	181

			$3,208,753
Automotive - 3.1%
Accuride Corp., 9.5%, 2018		$1,855,000	$1,831,813
Allison Transmission, Inc., 7.125%, 2019 (n)		2,390,000	2,593,150

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Automotores Gildemeister S.A., 8.25%, 2021 (n)	$116,000	$128,760
Continental Rubber of America Corp., 4.5%, 2019 (n)	445,000	456,125
Ford Motor Credit Co. LLC, 12%, 2015	2,400,000	2,928,000
Ford Motor Credit Co. LLC, 8.125%, 2020	685,000	862,651
General Motors Financial Co., Inc., 4.75%, 2017 (n)	575,000	600,924
General Motors Financial Co., Inc., 6.75%, 2018	1,425,000	1,649,438
Goodyear Tire & Rubber Co., 8.25%, 2020	415,000	455,463
Goodyear Tire & Rubber Co., 7%, 2022	685,000	734,663
Jaguar Land Rover PLC, 7.75%, 2018 (n)	1,275,000	1,399,313
Jaguar Land Rover PLC, 8.125%, 2021 (n)	3,530,000	3,962,425
Jaguar Land Rover PLC, 5.625%, 2023 (z)	395,000	402,900
Lear Corp., 8.125%, 2020	882,000	985,635
Lear Corp., 4.75%, 2023 (z)	430,000	427,850

		$19,419,110
Broadcasting - 5.4%
Allbritton Communications Co., 8%, 2018	$780,000	$844,350
AMC Networks, Inc., 7.75%, 2021	1,677,000	1,915,973
Clear Channel Communications, Inc., 9%, 2021	2,904,000	2,700,720
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)	435,000	458,925
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)	1,100,000	1,171,500
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	90,000	93,150
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020	880,000	919,600
Hughes Network Systems LLC, 7.625%, 2021	1,045,000	1,196,525
IAC/InterActiveCorp, 4.75%, 2022 (n)	240,000	238,200
Inmarsat Finance PLC, 7.375%, 2017 (n)	1,395,000	1,499,625
Intelsat Bermuda Ltd., 11.25%, 2017	2,515,000	2,665,900
Intelsat Bermuda Ltd., 11.5%, 2017 (p)	3,290,000	3,487,400
Intelsat Jackson Holdings Ltd., 6.625%, 2022 (n)	1,540,000	1,565,025
LBI Media Holdings, Inc., 11%, 2013	2,110,000	253,200
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020 (p)(z)	902,000	369,820
Liberty Media Corp., 8.5%, 2029	1,770,000	1,973,550
Liberty Media Corp., 8.25%, 2030	450,000	497,250
Local TV Finance LLC, 9.25%, 2015 (p)(z)	2,080,072	2,095,673
Netflix, Inc., 5.375%, 2021 (z)	905,000	900,475
Nexstar Broadcasting Group, Inc., 8.875%, 2017	685,000	755,213
Nexstar Broadcasting Group, Inc., 6.875%, 2020 (n)	245,000	255,413
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	975,000	1,065,188
Sinclair Broadcast Group, Inc., 8.375%, 2018	255,000	283,688
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	1,380,000	1,562,850
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	1,200,000	1,332,000
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	275,000	279,813
Univision Communications, Inc., 6.875%, 2019 (n)	475,000	498,750

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
Univision Communications, Inc., 7.875%, 2020 (n)	$1,030,000	$1,114,975
Univision Communications, Inc., 8.5%, 2021 (n)	1,760,000	1,874,400

		$33,869,151
Brokerage & Asset Managers - 0.4%
E*TRADE Financial Corp., 6.375%, 2019	$2,295,000	$2,381,063

Building - 2.8%
Boise Cascade LLC/Finance Corp., 6.375%, 2020 (n)	$770,000	$804,650
Building Materials Holding Corp., 6.875%, 2018 (n)	1,020,000	1,101,600
Building Materials Holding Corp., 7%, 2020 (n)	640,000	697,600
Building Materials Holding Corp., 6.75%, 2021 (n)	740,000	815,850
CEMEX Espana S.A., 9.25%, 2020	1,985,000	2,133,875
CEMEX S.A.B. de C.V., 9%, 2018 (n)	609,000	657,720
Gibraltar Industries, Inc., 6.25%, 2021 (z)	240,000	249,300
HD Supply, Inc., 13.5%, 2015	1,150,000	1,185,938
HD Supply, Inc., 8.125%, 2019 (n)	835,000	945,638
HD Supply, Inc., 11.5%, 2020 (n)	665,000	766,413
HD Supply, Inc., 10.5%, 2021 (z)	120,000	122,700
Masonite International Corp., 8.25%, 2021 (n)	1,560,000	1,716,000
Nortek, Inc., 8.5%, 2021	2,140,000	2,423,550
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)	925,000	1,045,250
USG Corp., 6.3%, 2016	1,840,000	1,936,600
USG Corp., 7.875%, 2020 (n)	835,000	951,900

		$17,554,584
Business Services - 1.8%
Ceridian Corp., 12.25%, 2015 (p)	$655,000	$664,825
Ceridian Corp., 8.875%, 2019 (n)	335,000	373,525
Fidelity National Information Services, Inc., 7.625%, 2017	695,000	750,600
Fidelity National Information Services, Inc., 5%, 2022	1,310,000	1,418,075
iGate Corp., 9%, 2016	2,430,000	2,669,963
Iron Mountain, Inc., 8.375%, 2021	1,830,000	2,017,575
Legend Acquisition Sub, Inc., 10.75%, 2020 (n)	1,135,000	998,800
Lender Processing Services, Inc., 5.75%, 2023	945,000	1,001,700
Neustar, Inc., 4.5%, 2023 (z)	190,000	190,000
SunGard Data Systems, Inc., 7.375%, 2018	1,040,000	1,105,000
Tencent Holdings Ltd., 3.375%, 2018 (n)	288,000	295,213

		$11,485,276
Cable TV - 3.5%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)	$405,000	$437,400
CCO Holdings LLC, 7.875%, 2018	2,115,000	2,260,406

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
CCO Holdings LLC, 8.125%, 2020		$2,040,000	$2,289,900
CCO Holdings LLC, 7.375%, 2020		260,000	289,250
CCO Holdings LLC, 5.125%, 2023		590,000	581,150
Cequel Communications Holdings, 6.375%, 2020 (n)		480,000	502,800
DISH DBS Corp., 6.75%, 2021		800,000	896,000
DISH DBS Corp., 5%, 2023 (n)		675,000	666,563
EchoStar Corp., 7.125%, 2016		850,000	947,750
Nara Cable Funding Ltd., 8.875%, 2018 (z)		1,225,000	1,249,500
ONO Finance ll PLC, 10.875%, 2019 (n)		550,000	555,500
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	1,000,000	1,452,846
Unitymedia Hessen, 5.5%, 2023 (n)		$370,000	377,400
UPC Holding B.V., 9.875%, 2018 (n)		2,200,000	2,486,000
UPCB Finance III Ltd., 6.625%, 2020 (n)		1,937,000	2,067,748
Virgin Media Finance PLC, 4.875%, 2022		210,000	209,475
Virgin Media Finance PLC, 5.25%, 2022		1,675,000	1,750,375
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	1,885,000	2,769,328

			$21,789,391
Chemicals - 2.2%
Celanese U.S. Holdings LLC, 6.625%, 2018		$1,305,000	$1,428,975
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 2021 (z)		255,000	262,650
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		1,325,000	1,338,250
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		1,110,000	1,032,300
Huntsman International LLC, 8.625%, 2021		2,180,000	2,496,100
INEOS Finance PLC, 8.375%, 2019 (n)		1,025,000	1,122,375
INEOS Group Holdings PLC, 8.5%, 2016 (n)		2,505,000	2,523,788
LyondellBasell Industries N.V., 5%, 2019		745,000	821,363
LyondellBasell Industries N.V., 6%, 2021		1,800,000	2,115,000
Polypore International, Inc., 7.5%, 2017		890,000	967,875

			$14,108,676
Computer Software - 1.2%
Infor U.S., Inc., 11.5%, 2018		$1,465,000	$1,725,038
Nuance Communications, Inc., 5.375%, 2020 (n)		1,365,000	1,405,950
Seagate HDD Cayman, 6.875%, 2020		804,000	872,340
Syniverse Holdings, Inc., 9.125%, 2019		2,205,000	2,397,938
TransUnion Holding Co., Inc., 9.625%, 2018		705,000	752,588
TransUnion LLC/TransUnion Financing Corp., 11.375%, 2018		320,000	370,000

			$7,523,854
Computer Software - Systems - 0.8%
Audatex North America, Inc., 6.75%, 2018 (n)		$720,000	$772,200
CDW LLC/CDW Finance Corp., 12.535%, 2017		1,137,000	1,216,590

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - Systems - continued
CDW LLC/CDW Finance Corp., 8.5%, 2019	$1,495,000	$1,655,713
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	1,130,000	1,226,050

		$4,870,553
Conglomerates - 1.2%
Amsted Industries, Inc., 8.125%, 2018 (n)	$2,805,000	$2,994,338
BC Mountain LLC, 7%, 2021 (z)	180,000	184,500
Dynacast International LLC, 9.25%, 2019	1,230,000	1,313,025
Griffon Corp., 7.125%, 2018	2,105,000	2,278,663
Silver II Borrower, 7.75%, 2020 (n)	620,000	649,450

		$7,419,976
Construction - 0.0%
Empresas ICA, S.A.B. de C.V., 8.375%, 2017 (n)	$150,000	$156,750

Consumer Products - 0.9%
Easton-Bell Sports, Inc., 9.75%, 2016	$1,055,000	$1,138,092
Elizabeth Arden, Inc., 7.375%, 2021	1,662,000	1,848,975
Jarden Corp., 7.5%, 2020	1,330,000	1,449,700
Libbey Glass, Inc., 6.875%, 2020	555,000	597,319
Prestige Brands, Inc., 8.125%, 2020	160,000	179,200
Spectrum Brands Escrow Corp., 6.375%, 2020 (n)	520,000	553,150
Spectrum Brands Escrow Corp., 6.625%, 2022 (n)	125,000	135,000

		$5,901,436
Consumer Services - 0.6%
QVC, Inc., 7.375%, 2020 (n)	$985,000	$1,087,301
Service Corp. International, 7%, 2017	1,620,000	1,860,975
Service Corp. International, 7%, 2019	750,000	824,063

		$3,772,339
Containers - 2.2%
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)	$1,545,000	$1,697,569
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	3,090,000	3,375,825
Berry Plastics Group, Inc., 9.5%, 2018	605,000	676,088
Crown Americas LLC, 4.5%, 2023 (z)	1,050,000	1,034,250
Greif, Inc., 6.75%, 2017	630,000	702,450
Greif, Inc., 7.75%, 2019	300,000	348,000
Reynolds Group, 7.125%, 2019	1,960,000	2,092,300
Reynolds Group, 9.875%, 2019	560,000	611,800
Reynolds Group, 5.75%, 2020	945,000	966,263
Reynolds Group, 8.25%, 2021	1,910,000	2,000,725

		$13,505,270

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Defense Electronics - 0.4%
Ducommun, Inc., 9.75%, 2018	$1,337,000	$1,467,358
MOOG, Inc., 7.25%, 2018	710,000	741,950

		$2,209,308
Electrical Equipment - 0.3%
Avaya, Inc., 9.75%, 2015	$1,595,000	$1,519,238
Avaya, Inc., 7%, 2019 (n)	390,000	372,450

		$1,891,688
Electronics - 1.0%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$2,225,000	$2,447,500
Nokia Corp., 5.375%, 2019	1,235,000	1,182,513
Nokia Corp., 6.625%, 2039	400,000	374,000
NXP B.V., 9.75%, 2018 (n)	149,000	171,350
NXP B.V., 5.75%, 2021 (z)	415,000	415,000
Sensata Technologies B.V., 6.5%, 2019 (n)	1,770,000	1,898,325

		$6,488,688
Emerging Market Quasi-Sovereign - 3.0%
Banco do Brasil S.A., 3.875%, 2017	$1,362,000	$1,430,100
Banco do Brasil S.A., 5.875%, 2023 (n)	226,000	244,645
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2022 (n)	200,000	220,000
Bank of Ceylon, 6.875%, 2017 (n)	200,000	213,000
Comision Federal de Electricidad, 5.75%, 2042 (n)	1,195,000	1,326,450
Development Bank of Kazakhstan, 4.125%, 2022 (n)	237,000	242,333
Dolphin Energy Ltd., 5.5%, 2021 (n)	400,000	461,000
Ecopetrol S.A., 7.625%, 2019	547,000	697,425
Gaz Capital S.A., 9.25%, 2019	624,000	813,540
Gaz Capital S.A., 5.999%, 2021 (n)	1,547,000	1,742,309
Gaz Capital S.A., 4.95%, 2022 (n)	247,000	258,733
Georgian Oil & Gas Corp., 6.875%, 2017 (n)	200,000	209,000
JSC Georgian Railway, 7.75%, 2022 (n)	200,000	234,000
Kazakhstan Temir Zholy Co., 6.95%, 2042 (n)	200,000	249,500
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)	420,000	542,430
Majapahit Holding B.V., 7.25%, 2017 (n)	723,000	847,718
Majapahit Holding B.V., 7.75%, 2020 (n)	654,000	814,230
Pertamina PT, 4.875%, 2022 (n)	255,000	274,125
Pertamina PT, 6%, 2042 (n)	297,000	320,760
Petrobras International Finance Co., 5.375%, 2021	521,000	570,817
Petrobras International Finance Co., 6.75%, 2041	245,000	286,360
Petroleos de Venezuela S.A., 5.25%, 2017	2,698,000	2,340,515
Petroleos Mexicanos, 4.875%, 2022	733,000	807,216
Petroleos Mexicanos, 6.5%, 2041	133,000	156,608
PT Perusahaan Listrik Negara, 5.5%, 2021 (n)	270,000	301,050

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
PTTEP Canada International Finance Ltd., 6.35%, 2042 (n)	$200,000	$236,656
Rosneft, 3.149%, 2017 (z)	208,000	208,260
Rosneft, 4.199%, 2022 (n)	344,000	344,000
Sberbank of Russia, 6.125%, 2022 (n)	739,000	843,413
Turkiye Vakiflar Bankasi, 6%, 2022 (n)	206,000	214,374
Turkiye Vakiflar Bankasi T.A.O., 5.75%, 2017 (n)	201,000	217,884
Vnesheconombank, 6.025%, 2022 (n)	200,000	229,500
VTB Capital S.A., 6%, 2017 (n)	717,000	767,190

		$18,665,141
Emerging Market Sovereign - 2.2%
Dominican Republic, 7.5%, 2021 (n)	$790,000	$900,600
Government of Ukraine, 6.875%, 2015 (n)	240,000	241,800
Government of Ukraine, 6.25%, 2016	732,000	732,000
Government of Ukraine, 9.25%, 2017 (n)	200,000	217,500
Republic of Argentina, 8.75%, 2017	1,394,000	1,104,745
Republic of Argentina, 2.5% to 2019, 3.75% to 2029, 5.25% to 2038	1,594,000	530,005
Republic of Guatemala, 5.75%, 2022 (n)	201,000	229,643
Republic of Latvia, 5.25%, 2017 (n)	200,000	221,600
Republic of Lithuania, 6.625%, 2022 (n)	2,093,000	2,605,785
Republic of Philippines, 5.5%, 2026	343,000	420,604
Republic of Romania, 6.75%, 2022 (n)	1,122,000	1,350,866
Republic of Serbia, 7.25%, 2021 (n)	200,000	232,500
Republic of Venezuela, 7%, 2018	824,000	789,804
Republic of Venezuela, 12.75%, 2022	1,472,000	1,766,400
Republic of Venezuela, 9.25%, 2027	797,000	810,948
Republic of Venezuela, 7%, 2038	2,047,000	1,663,188

		$13,817,988
Energy - Independent - 7.1%
BreitBurn Energy Partners LP, 8.625%, 2020	$665,000	$729,838
BreitBurn Energy Partners LP, 7.875%, 2022 (n)	2,095,000	2,215,463
Carrizo Oil & Gas, Inc., 8.625%, 2018	605,000	651,888
Chaparral Energy, Inc., 7.625%, 2022	970,000	1,047,600
Chesapeake Energy Corp., 6.875%, 2020	1,565,000	1,721,500
Concho Resources, Inc., 8.625%, 2017	925,000	999,000
Concho Resources, Inc., 6.5%, 2022	1,045,000	1,139,050
Continental Resources, Inc., 8.25%, 2019	1,455,000	1,635,056
Denbury Resources, Inc., 8.25%, 2020	2,260,000	2,519,900
Denbury Resources, Inc., 4.625%, 2023	600,000	588,000
Energy XXI Gulf Coast, Inc., 9.25%, 2017	2,615,000	2,977,831
EP Energy LLC, 9.375%, 2020	3,645,000	4,082,400
EPL Oil & Gas, Inc., 8.25%, 2018 (n)	975,000	1,026,188

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
EXCO Resources, Inc., 7.5%, 2018	$640,000	$606,400
Harvest Operations Corp., 6.875%, 2017	2,160,000	2,400,300
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	550,000	609,125
Laredo Petroleum, Inc., 9.5%, 2019	1,080,000	1,220,400
LINN Energy LLC, 6.5%, 2019	735,000	748,781
LINN Energy LLC, 8.625%, 2020	690,000	760,725
LINN Energy LLC, 7.75%, 2021	1,493,000	1,597,510
MEG Energy Corp., 6.5%, 2021 (n)	595,000	624,750
Newfield Exploration Co., 6.875%, 2020	1,645,000	1,778,656
Plains Exploration & Production Co., 8.625%, 2019	1,515,000	1,727,100
Plains Exploration & Production Co., 6.5%, 2020	880,000	973,500
Plains Exploration & Production Co., 6.75%, 2022	945,000	1,064,306
QEP Resources, Inc., 6.875%, 2021	1,225,000	1,417,938
Range Resources Corp., 8%, 2019	580,000	643,800
Range Resources Corp., 5%, 2022	595,000	624,750
Samson Investment Co., 9.75%, 2020 (n)	1,290,000	1,372,238
SandRidge Energy, Inc., 8%, 2018 (n)	1,805,000	1,895,250
SM Energy Co., 6.5%, 2021	1,720,000	1,831,800
Whiting Petroleum Corp., 6.5%, 2018	1,175,000	1,260,188

		$44,491,231
Energy - Integrated - 0.2%
Listrindo Capital B.V., 6.95%, 2019 (n)	$200,000	$223,043
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)	916,000	1,068,056

		$1,291,099
Engineering - Construction - 0.2%
BakerCorp International, Inc., 8.25%, 2019	$1,425,000	$1,442,813

Entertainment - 1.1%
AMC Entertainment, Inc., 8.75%, 2019	$1,180,000	$1,303,900
AMC Entertainment, Inc., 9.75%, 2020	1,001,000	1,166,165
Cedar Fair LP, 9.125%, 2018	970,000	1,086,400
Cinemark USA, Inc., 8.625%, 2019	915,000	1,013,363
Cinemark USA, Inc., 5.125%, 2022 (n)	310,000	313,875
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	639,000	699,705
Six Flags Entertainment Corp., 5.25%, 2021 (n)	1,210,000	1,203,950

		$6,787,358
Financial Institutions - 4.1%
Aviation Capital Group, 4.625%, 2018 (z)	$480,000	$486,281
CIT Group, Inc., 5.25%, 2018	1,810,000	1,936,700
CIT Group, Inc., 6.625%, 2018 (n)	2,895,000	3,242,400
CIT Group, Inc., 5.5%, 2019 (n)	1,793,000	1,918,510

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
Credit Acceptance Corp., 9.125%, 2017	$1,495,000	$1,633,288
Icahn Enterprises LP, 8%, 2018	2,123,000	2,274,264
International Lease Finance Corp., 4.875%, 2015	710,000	741,063
International Lease Finance Corp., 8.625%, 2015	690,000	784,013
International Lease Finance Corp., 7.125%, 2018 (n)	1,465,000	1,714,050
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015	1,935,000	2,060,775
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)	200,000	227,000
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)	575,000	655,500
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020 (n)	530,000	577,700
PHH Corp., 9.25%, 2016	1,500,000	1,758,750
PHH Corp., 7.375%, 2019	425,000	477,063
SLM Corp., 8.45%, 2018	1,440,000	1,715,556
SLM Corp., 8%, 2020	2,245,000	2,598,588
SLM Corp., 7.25%, 2022	690,000	771,075

		$25,572,576
Food & Beverages - 0.7%
Ajecorp B.V., 6.5%, 2022 (n)	$150,000	$165,000
ARAMARK Corp., 8.5%, 2015	70,000	70,438
B&G Foods, Inc., 7.625%, 2018	1,245,000	1,343,044
Constellation Brands, Inc., 7.25%, 2016	675,000	772,875
Corporacion Jose R Lindey S.A., 6.75%, 2021 (n)	56,000	64,820
Minerva Luxembourg S.A., 7.75%, 2023 (z)	200,000	205,000
Pinnacle Foods Finance LLC, 8.25%, 2017	430,000	457,413
TreeHouse Foods, Inc., 7.75%, 2018	1,410,000	1,526,325

		$4,604,915
Forest & Paper Products - 1.2%
Boise, Inc., 8%, 2020	$1,250,000	$1,384,375
Clearwater Paper Corp., 4.5%, 2023 (z)	240,000	238,200
Georgia-Pacific Corp., 8%, 2024	111,000	154,793
Graphic Packaging Holding Co., 7.875%, 2018	1,005,000	1,102,988
Millar Western Forest Products Ltd., 8.5%, 2021	310,000	299,925
Sappi Papier Holding GmbH, 7.75%, 2017 (n)	850,000	956,250
Smurfit Kappa Group PLC, 4.875%, 2018 (n)	540,000	556,200
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR 900,000	1,338,112
Tembec Industries, Inc., 11.25%, 2018	$835,000	920,588
Votorantim Participacoes S.A., 6.75%, 2021 (n)	362,000	428,970

		$7,380,401
Gaming & Lodging - 3.5%
Boyd Gaming Corp., 9%, 2020 (n)	$655,000	$664,825
Caesars Entertainment Operating Co., Inc., 8.5%, 2020	1,825,000	1,834,125
Choice Hotels International, Inc., 5.75%, 2022	270,000	299,700

19

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Gaming & Lodging - continued
CityCenter Holdings LLC, 10.75%, 2017 (p)		$645,000	$711,919
FelCor Lodging LP, 5.625%, 2023 (n)		235,000	237,056
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		3,510,000	2,194
Great Canadian Gaming Corp., 6.625%, 2022 (z)	CAD	1,375,000	1,437,174
GWR Operating Partnership LLP, 10.875%, 2017		$730,000	830,375
Host Hotels & Resorts, Inc., 5.25%, 2022		890,000	970,100
Isle of Capri Casinos, Inc., 8.875%, 2020		1,550,000	1,693,375
MGM Mirage, 6.625%, 2015		555,000	599,400
MGM Resorts International, 11.375%, 2018		2,010,000	2,502,450
MGM Resorts International, 6.625%, 2021		620,000	638,600
Penn National Gaming, Inc., 8.75%, 2019		2,120,000	2,416,800
Pinnacle Entertainment, Inc., 8.75%, 2020		750,000	813,750
Seven Seas Cruises S. DE R.L., 9.125%, 2019		2,180,000	2,310,800
Viking Cruises Ltd., 8.5%, 2022 (n)		995,000	1,096,988
Wyndham Worldwide Corp., 7.375%, 2020		830,000	1,013,339
Wynn Las Vegas LLC, 7.75%, 2020		1,465,000	1,651,788

			$21,724,758
Industrial - 1.1%
Dematic S.A., 7.75%, 2020 (z)		$1,085,000	$1,109,413
Hyva Global B.V., 8.625%, 2016 (n)		2,329,000	2,259,130
Marfrig Holding Europe B.V., 9.875%, 2017 (z)		200,000	197,000
Mueller Water Products, Inc., 8.75%, 2020		1,001,000	1,138,638
Rexel S.A., 6.125%, 2019 (n)		1,260,000	1,348,200
SPL Logistics Escrow LLC, 8.875%, 2020 (n)		810,000	866,700
Unifrax I LLC, 7.5%, 2019 (z)		240,000	240,000

			$7,159,081
Insurance - 0.8%
American International Group, Inc., 8.25%, 2018		$825,000	$1,070,861
American International Group, Inc., 8.175% to 2038, FRN to 2058		3,060,000	3,978,000

			$5,048,861
Insurance - Property & Casualty - 0.8%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)		$1,770,000	$2,690,400
XL Group PLC, 6.5% to 2017, FRN to 2049		2,325,000	2,234,906

			$4,925,306
International Market Quasi-Sovereign - 0.1%
Electricite de France, FRN, 5.25%, 2049 (n)		$142,000	$138,622
Exportfinans ASA, 5.5%, 2016		170,000	177,469
Israel Electric Corp. Ltd., 6.7%, 2017 (n)		319,000	352,495

			$668,586

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
International Market Sovereign - 0.3%
Republic of Iceland, 4.875%, 2016 (n)	$1,712,000	$1,830,128
Republic of Iceland, 5.875%, 2022 (n)	297,000	335,937

		$2,166,065
Machinery & Tools - 1.9%
Case New Holland, Inc., 7.875%, 2017	$2,760,000	$3,263,700
CNH America LLC, 7.25%, 2016	670,000	748,725
CNH Capital LLC, 3.875%, 2015 (n)	315,000	323,663
CNH Capital LLC, 6.25%, 2016	440,000	485,100
H&E Equipment Services LLC, 7%, 2022 (n)	1,870,000	2,042,975
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)	1,790,000	1,951,100
RSC Equipment Rental, Inc., 8.25%, 2021	1,775,000	2,019,063
United Rentals North America, Inc., 5.75%, 2018	760,000	817,000
United Rentals North America, Inc., 7.625%, 2022	256,000	285,440

		$11,936,766
Major Banks - 1.1%
Bank of America Corp., 5.65%, 2018	$930,000	$1,073,862
Barclays Bank PLC, 7.625%, 2022	1,220,000	1,203,225
RBS Capital Trust II, 6.425% to 2034, FRN to 2049	1,375,000	1,237,500
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	825,000	775,500
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	2,620,000	2,764,100

		$7,054,187
Medical & Health Technology & Services - 4.1%
AmSurg Corp., 5.625%, 2020 (n)	$375,000	$391,875
CDRT Holding Corp., 9.25%, 2017 (n)(p)	385,000	397,513
Davita, Inc., 6.375%, 2018	2,025,000	2,166,750
Davita, Inc., 6.625%, 2020	2,295,000	2,501,550
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	765,000	872,100
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	530,000	573,725
Fresenius Medical Care Capital Trust III, 5.875%, 2022 (z)	525,000	573,563
HCA, Inc., 8.5%, 2019	1,980,000	2,202,750
HCA, Inc., 7.5%, 2022	2,515,000	2,904,825
HCA, Inc., 5.875%, 2022	1,155,000	1,256,063
HealthSouth Corp., 8.125%, 2020	2,425,000	2,661,438
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	2,110,000	2,141,650
Select Medical Corp., 7.625%, 2015	234,000	234,293
Tenet Healthcare Corp., 9.25%, 2015	925,000	1,047,563
Tenet Healthcare Corp., 8%, 2020	1,125,000	1,223,438
Tenet Healthcare Corp., 4.5%, 2021 (z)	600,000	590,250
Universal Health Services, Inc, 7.625%, 2020	1,400,000	1,501,500
Universal Health Services, Inc., 7%, 2018	415,000	457,538
Universal Hospital Services, Inc., FRN, 3.902%, 2015	590,000	587,788

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Vanguard Health Systems, Inc., 0%, 2016	$7,000	$5,355
WP Rocket Merger Sub, Inc., 10.125%, 2019 (n)	1,385,000	1,385,000

		$25,676,527
Medical Equipment - 0.7%
Biomet, Inc., 6.5%, 2020 (n)	$1,490,000	$1,564,500
Hologic, Inc., 6.25%, 2020 (n)	540,000	580,500
Physio-Control International, Inc., 9.875%, 2019 (n)	940,000	1,052,800
Teleflex, Inc., 6.875%, 2019	920,000	998,200

		$4,196,000
Metals & Mining - 1.8%
Arch Coal, Inc., 7.25%, 2020	$1,280,000	$1,145,600
Cloud Peak Energy, Inc., 8.25%, 2017	2,240,000	2,380,000
Cloud Peak Energy, Inc., 8.5%, 2019	745,000	810,188
Consol Energy, Inc., 8%, 2017	1,295,000	1,398,600
Consol Energy, Inc., 8.25%, 2020	1,030,000	1,114,975
First Quantum Minerals Ltd., 7.25%, 2019 (n)	967,000	983,923
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	1,275,000	1,367,438
Peabody Energy Corp., 6%, 2018	725,000	759,438
Peabody Energy Corp., 6.25%, 2021	725,000	757,625
Southern Copper Corp., 6.75%, 2040	326,000	381,366

		$11,099,153
Municipals - 0.2%
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	$1,210,000	$1,204,991

Natural Gas - Distribution - 0.4%
AmeriGas Finance LLC, 6.75%, 2020	$1,265,000	$1,372,525
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	905,000	914,050

		$2,286,575
Natural Gas - Pipeline - 2.5%
Access Midstream Partners Co., 4.875%, 2023	$590,000	$587,050
Atlas Pipeline Partners LP, 8.75%, 2018	1,680,000	1,800,960
Atlas Pipeline Partners LP, 5.875%, 2023 (z)	895,000	892,763
Crosstex Energy, Inc., 8.875%, 2018	2,130,000	2,287,088
El Paso Corp., 7%, 2017	945,000	1,083,325
El Paso Corp., 7.75%, 2032	1,370,000	1,610,819
Energy Transfer Equity LP, 7.5%, 2020	1,825,000	2,103,313
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	870,000	993,975
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	544,000	622,880
Inergy Midstream LP, 6%, 2020 (n)	1,420,000	1,466,150
MarkWest Energy Partners LP, 5.5%, 2023	1,165,000	1,229,075

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Natural Gas - Pipeline - continued
Rockies Express Pipeline LLC, 5.625%, 2020 (n)	$470,000	$441,800
Sabine Pass Liquefaction, 5.625%, 2021 (z)	390,000	391,463

		$15,510,661
Network & Telecom - 1.7%
Centurylink, Inc., 7.65%, 2042	$1,585,000	$1,631,127
Cincinnati Bell, Inc., 8.25%, 2017	405,000	434,869
Citizens Communications Co., 9%, 2031	870,000	943,950
Eileme 2 AB, 11.625%, 2020 (n)	1,026,000	1,208,115
Frontier Communications Corp., 8.125%, 2018	1,535,000	1,776,763
Qwest Communications International, Inc., 7.125%, 2018 (n)	1,320,000	1,377,031
TW Telecom Holdings, Inc., 5.375%, 2022	650,000	682,500
Windstream Corp., 8.125%, 2018	305,000	334,738
Windstream Corp., 7.75%, 2020	1,360,000	1,479,000
Windstream Corp., 7.75%, 2021	655,000	715,588

		$10,583,681
Oil Services - 1.5%
Afren PLC, 11.5%, 2016 (n)	$1,000,000	$1,165,000
Bristow Group, Inc., 6.25%, 2022	660,000	712,800
Chesapeake Energy Corp., 6.625%, 2019 (n)	575,000	569,250
Dresser-Rand Group, Inc., 6.5%, 2021	620,000	657,200
Edgen Murray Corp., 8.75%, 2020 (n)	1,360,000	1,390,600
Pioneer Energy Services Corp., 9.875%, 2018	1,155,000	1,253,175
Qgog Constellation S.A., 6.25%, 2019 (n)	202,000	213,110
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)	1,455,000	1,527,750
Unit Corp., 6.625%, 2021	1,780,000	1,846,750

		$9,335,635
Other Banks & Diversified Financials - 3.1%
Akbank T.A.S., 5%, 2022 (n)	$150,000	$156,644
Alfa Bank, 7.5%, 2019 (n)	200,000	217,000
Ally Financial, Inc., 5.5%, 2017	3,695,000	3,972,413
Ally Financial, Inc., 6.25%, 2017	875,000	973,519
Banco de Credito del Peru, FRN, 6.875%, 2026 (n)	42,000	48,300
Banco de Credito del Peru, FRN, 6.125% to 2022, FRN to 2027 (n)	281,000	311,208
Banco de Reservas de La Republica Dominicana, 7%, 2023 (z)	606,000	613,575
Bancolombia S.A., 5.95%, 2021	914,000	1,055,670
Bangkok Bank (Hong Kong), 3.875%, 2022 (n)	217,000	222,085
BBVA Banco Continental S.A., 5%, 2022 (n)	150,000	161,250
BBVA Bancomer S.A. de C.V., 6.5%, 2021 (n)	975,000	1,116,375
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)	157,000	182,905
GMAC, Inc., 8%, 2031	275,000	347,531
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	1,527,000	1,867,872

23

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Grupo Aval Ltd., 4.75%, 2022 (n)		$200,000	$203,500
Industrial Senior Trust, 5.5%, 2022 (n)		101,000	102,010
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		2,780,000	3,046,880
Santander UK PLC, 8.963% to 2030, FRN to 2049		3,169,000	3,660,195
Turkiye Is Bankasi A.S., 6%, 2022 (n)		200,000	210,000
UBS AG, 7.625%, 2022		850,000	933,930
Yapi Ve Kredi Bankasi, 5.5%, 2022 (z)		206,000	204,970

			$19,607,832
Pharmaceuticals - 0.8%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	1,344,000	$2,039,307
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		$1,650,000	1,749,000
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)		1,025,000	1,101,875

			$4,890,182
Pollution Control - 0.3%
Heckmann Corp., 9.875%, 2018 (z)		$395,000	$416,725
Heckmann Corp., 9.875%, 2018		1,330,000	1,413,125

			$1,829,850
Precious Metals & Minerals - 0.4%
Eldorado Gold Corp., 6.125%, 2020 (n)		$985,000	$1,035,481
IAMGOLD Corp., 6.75%, 2020 (n)		1,640,000	1,607,200

			$2,642,681
Printing & Publishing - 0.4%
American Media, Inc., 13.5%, 2018 (z)		$274,005	$239,754
Nielsen Finance LLC, 7.75%, 2018		1,310,000	1,459,013
Nielsen Finance LLC, 4.5%, 2020 (n)		835,000	822,475

			$2,521,242
Railroad & Shipping - 0.2%
Brunswick Rail Finance Ltd., 6.5%, 2017 (n)		$200,000	$213,750
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021		735,000	826,875

			$1,040,625
Real Estate - 1.0%
CB Richard Ellis Group, Inc., 11.625%, 2017		$205,000	$223,450
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019		715,000	709,638
Entertainment Properties Trust, REIT, 7.75%, 2020		765,000	892,591
Entertainment Properties Trust, REIT, 5.75%, 2022		805,000	847,276
Kennedy Wilson, Inc., 8.75%, 2019		600,000	636,000
MPT Operating Partnership LP, REIT, 6.875%, 2021		1,025,000	1,124,938
MPT Operating Partnership LP, REIT, 6.375%, 2022		1,570,000	1,683,825

			$6,117,718

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - 2.1%
Academy Ltd., 9.25%, 2019 (n)	$835,000	$931,025
Burlington Coat Factory Warehouse Corp., 10%, 2019	1,520,000	1,653,000
J. Crew Group, Inc., 8.125%, 2019	1,185,000	1,270,913
Limited Brands, Inc., 6.9%, 2017	945,000	1,089,113
Limited Brands, Inc., 7%, 2020	875,000	1,006,250
Limited Brands, Inc., 6.95%, 2033	510,000	525,300
Pantry, Inc., 8.375%, 2020 (n)	685,000	732,950
Rite Aid Corp., 9.25%, 2020	1,215,000	1,351,688
Sally Beauty Holdings, Inc., 6.875%, 2019	710,000	784,550
Toys “R” Us Property Co. II LLC, 8.5%, 2017	1,459,000	1,535,598
Toys “R” Us, Inc., 10.75%, 2017	1,460,000	1,569,500
Yankee Acquisition Corp., 8.5%, 2015	11,000	11,028
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	695,000	715,857

		$13,176,772
Specialty Chemicals - 0.2%
Eagle Spinco, Inc., 4.625%, 2021 (z)	$300,000	$301,875
Georgia Gulf Corp., 4.875%, 2023 (z)	120,000	120,900
Koppers, Inc., 7.875%, 2019	535,000	589,169
SIBUR Securities Ltd., 3.914%, 2018 (z)	200,000	199,033

		$1,210,977
Specialty Stores - 0.3%
Gymboree Corp., 9.125%, 2018	$685,000	$643,900
Michaels Stores, Inc., 11.375%, 2016	104,000	108,551
Michaels Stores, Inc., 7.75%, 2018	965,000	1,055,469

		$1,807,920
Telecommunications - Wireless - 4.1%
Altice Financing S.A., 7.875%, 2019 (z)	$1,512,000	$1,623,888
Clearwire Corp., 12%, 2015 (n)	1,640,000	1,777,350
Cricket Communications, Inc., 7.75%, 2016	1,000,000	1,052,500
Cricket Communications, Inc., 7.75%, 2020	1,395,000	1,447,313
Crown Castle International Corp., 7.125%, 2019	590,000	655,638
Crown Castle International Corp., 5.25%, 2023 (n)	985,000	1,034,250
Digicel Group Ltd., 12%, 2014 (n)	362,000	390,055
Digicel Group Ltd., 8.25%, 2017 (n)	1,564,000	1,657,840
Digicel Group Ltd., 10.5%, 2018 (n)	1,435,000	1,600,025
Digicel Group Ltd., 8.25%, 2020 (n)	200,000	223,000
MetroPCS Wireless, Inc., 7.875%, 2018	1,280,000	1,385,600
Sprint Capital Corp., 6.875%, 2028	1,715,000	1,732,150
Sprint Nextel Corp., 6%, 2016	2,075,000	2,235,813
Sprint Nextel Corp., 8.375%, 2017	1,279,000	1,478,844
Sprint Nextel Corp., 9%, 2018 (n)	1,075,000	1,330,313

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Sprint Nextel Corp., 6%, 2022	$1,875,000	$1,884,375
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	1,960,000	2,107,000
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	2,020,000	2,126,050

		$25,742,004
Telephone Services - 0.5%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$715,000	$791,863
Level 3 Financing, Inc., 9.375%, 2019	1,150,000	1,299,500
Level 3 Financing, Inc., 7%, 2020 (n)	440,000	466,400
Level 3 Financing, Inc., 8.625%, 2020	595,000	666,400

		$3,224,163
Transportation - 0.2%
Navios South American Logistics, Inc., 9.25%, 2019	$1,521,000	$1,521,000

Transportation - Services - 3.0%
ACL I Corp., 10.625%, 2016 (p)	$2,363,259	$2,271,765
Aguila American Resources Ltd., 7.875%, 2018 (n)	2,410,000	2,554,600
Avis Budget Car Rental LLC, 8.25%, 2019	1,010,000	1,118,575
Avis Budget Car Rental LLC, 9.75%, 2020	625,000	723,438
CEVA Group PLC, 8.375%, 2017 (n)	2,590,000	2,648,275
Commercial Barge Line Co., 12.5%, 2017	2,510,000	2,754,725
Navios Maritime Acquisition Corp., 8.625%, 2017	2,105,000	1,994,488
Navios Maritime Holdings, Inc., 8.875%, 2017	1,655,000	1,634,313
Swift Services Holdings, Inc., 10%, 2018	2,745,000	3,098,419

		$18,798,598
Utilities - Electric Power - 3.9%
AES Corp., 8%, 2017	$1,995,000	$2,304,225
AES Corp., 7.375%, 2021	650,000	724,750
Calpine Corp., 8%, 2016 (n)	1,260,000	1,329,300
Calpine Corp., 7.875%, 2020 (n)	1,113,000	1,227,083
Covanta Holding Corp., 7.25%, 2020	1,080,000	1,189,733
Covanta Holding Corp., 6.375%, 2022	465,000	507,483
EDP Finance B.V., 6%, 2018 (n)	2,620,000	2,770,650
Empresa de Energia de Bogota S.A., 6.125%, 2021 (n)	200,000	227,000
Energy Future Holdings Corp., 10%, 2020	3,547,000	4,070,183
Energy Future Holdings Corp., 10%, 2020 (z)	1,365,000	1,562,925
Energy Future Holdings Corp., 11.75%, 2022 (n)	1,275,000	1,451,906
GenOn Energy, Inc., 9.875%, 2020	1,880,000	2,162,000
NRG Energy, Inc., 8.25%, 2020	2,120,000	2,395,600
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	1,760,000	1,390,400

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Viridian Group FundCo II, Ltd., 11.125%, 2017 (z)	$1,110,000	$1,165,500
		$24,478,738
Total Bonds (Identified Cost, $567,490,716)		$589,487,820

Floating Rate Loans (g)(r) - 0.1%
Utilities - Electric Power - 0.1%
Dynegy Holdings, Inc., Term Loan B1, 9.25%, 2016	$167,213	$173,484
Dynegy Holdings, Inc., Term Loan B, 9.25%, 2016	221,164	230,406
Total Floating Rate Loans (Identified Cost, $382,522)		$403,890

Common Stocks - 0.2%
Automotive - 0.0%
Accuride Corp. (a)	34,663	$130,333

Broadcasting - 0.1%
New Young Broadcasting Holding Co., Inc. (a)	98	$367,500

Chemicals - 0.0%
LyondellBasell Industries N.V., “A”	81	$5,137

Containers - 0.0%
Owens-Illinois, Inc. (a)	12,400	$295,120

Energy - Independent - 0.0%
SandRidge Energy, Inc. (a)	490	$3,469

Natural Gas - Distribution - 0.0%
Dynegy, Inc. (a)	12,819	$256,380

Printing & Publishing - 0.1%
American Media Operations, Inc. (a)	70,215	$333,521
Total Common Stocks (Identified Cost, $2,555,383)		$1,391,460

Convertible Preferred Stocks - 0.2%
Automotive - 0.2%
General Motors Co., 4.75% (Identified Cost, $1,490,746)	30,680	$1,329,058

Preferred Stocks - 0.3%
Other Banks & Diversified Financials - 0.3%
Ally Financial, Inc., 7% (z)	809	$789,559
GMAC Capital Trust I, 8.125%	49,825	1,328,833
Total Preferred Stocks (Identified Cost, $2,021,701)		$2,118,392

27

Portfolio of Investments – continued

Warrants - 0.1%
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Broadcasting - 0.1%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost $337,603) (a)	$0.01	7/14/10	174	$652,500

Convertible Bonds - 0.1%
Network & Telecom - 0.1%
Nortel Networks Corp., 2.125%, 2014 (Identified Cost, $476,275) (a)(d)	$480,000	$477,600

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 0.1%
Russell 2000 Index - March 2013 @ 925 (Premiums Paid $490,426)	647	$570,654

Issuer	Shares/Par
Money Market Funds - 3.7%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	23,476,201	$23,476,201
Total Investments (Identified Cost, $598,721,573)		$619,907,575

Other Assets, Less Liabilities - 1.1%		6,617,591
Net Assets - 100.0%		$626,525,166

(a)	Non-income producing security.
(c)	The rate shown represents a current effective yield, not a coupon rate.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $190,849,583, representing 30.5% of net assets.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

28

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-4/14/11	$758,438	$789,559
Altice Financing S.A., 7.875%, 2019	12/07/12	1,512,000	1,623,888
American Media, Inc., 13.5%, 2018	12/28/10	277,544	239,754
Arbor Realty Mortgage Securities, CDO, FRN, 2.602%, 2038	12/20/05	1,136,457	340,937
Atlas Pipeline Partners LP, 5.875%, 2023	1/28/13	895,000	892,763
Aviation Capital Group, 4.625%, 2018	1/14/13	480,000	486,281
BC Mountain LLC, 7%, 2021	1/25/13	180,000	184,500
Banc of America Commercial Mortgage, Inc., FRN, 6.255%, 2051	6/19/08	2,868,810	913,773
Banco de Reservas de La Republica Dominicana, 7%, 2023	1/25/13	600,722	613,575
Bombardier, Inc., 4.25%, 2016	1/09/13	346,006	356,324
Clearwater Paper Corp., 4.5%, 2023	1/17/13	240,000	238,200
Crown Americas LLC, 4.5%, 2023	1/03/13	1,050,000	1,034,250
Dematic S.A., 7.75%, 2020	12/13/12	1,085,000	1,109,413
Eagle Spinco, Inc., 4.625%, 2021	1/17/13	300,000	301,875
Energy Future Holdings Corp., 10%, 2020	1/07/10-8/06/10	1,391,320	1,562,925
Falcon Franchise Loan LLC, FRN, 6.542%, 2025	1/29/03	21,553	42,169
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 2021	1/16/13	255,000	262,650
Fresenius Medical Care Capital Trust III, 5.875%, 2022	1/24/13	580,084	573,563
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11-2/14/11	892,558	923,266
Georgia Gulf Corp., 4.875%, 2023	1/17/13	120,000	120,900
Gibraltar Industries, Inc., 6.25%, 2021	1/18/13	240,000	249,300
Great Canadian Gaming Corp., 6.625%, 2022	7/18/12	1,360,376	1,437,174
HD Supply, Inc., 10.5%, 2021	1/09/13	120,000	122,700
Heckler & Koch GmbH, 9.5%, 2018	5/06/11-5/10/11	1,651,931	1,397,522
Heckmann Corp., 9.875%, 2018	10/26/12	395,954	416,725
Jaguar Land Rover PLC, 5.625%, 2023	1/23/13	395,000	402,900
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020	1/02/13	380,790	369,820
Lear Corp., 4.75%, 2023	1/14/13	430,000	427,850
Local TV Finance LLC, 9.25%, 2015	11/13/07- 2/16/11	2,060,957	2,095,673
Marfrig Holding Europe B.V., 9.875%, 2017	1/16/13	200,000	197,000
Minerva Luxembourg S.A., 7.75%, 2023	1/17/13	196,603	205,000
Morgan Stanley Capital I, Inc., FRN, 1.384%, 2039	7/20/04	37,838	28,295
NXP B.V., 5.75%, 2021	1/31/13	415,000	415,000
Nara Cable Funding Ltd., 8.875%, 2018	1/26/12	1,191,564	1,249,500

29

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Netflix, Inc., 5.375%, 2021	1/29/13-1/30/13	$906,244	$900,475
Neustar, Inc., 4.5%, 2023	1/11/13-1/16/13	189,944	190,000
Preferred Term Securities XII Ltd., CDO, 0%, 2033	1/07/05	1,376,758	533
Preferred Term Securities XVI Ltd., CDO, 0%, 2035	12/08/04-1/25/05	2,573,173	325
Preferred Term Securities XVII Ltd., CDO, 0%, 2035	3/09/05	1,419,521	181
Rosneft, 3.149%, 2017	11/29/12	208,000	208,260
SIBUR Securities Ltd., 3.914%, 2018	1/24/13	200,000	199,033
Sabine Pass Liquefaction, 5.625%, 2021	1/29/13	390,000	391,463
Tenet Healthcare Corp., 4.5%, 2021	1/22/13	600,000	590,250
Unifrax I LLC, 7.5%, 2019	1/31/13	240,000	240,000
Viridian Group FundCo II, Ltd., 11.125%, 2017	3/1/12	1,078,669	1,165,500
Yapi Ve Kredi Bankasi, 5.5%, 2022	11/29/12	206,000	204,970
Total Restricted Securities			$25,716,014
% of Net assets			4.1%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro

Derivative Contracts at 1/31/13

Forward Foreign Currency Exchange Contracts at 1/31/13

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Merril Lynch International Bank	1,375,000	4/15/13	$1,390,179	$1,376,514	$13,665

Liability Derivatives
SELL	EUR	Deutche Bank AG	6,805,000	4/15/13	$8,890,460	$9,243,299	$(352,839)

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $575,245,372)	$596,431,374
Underlying affiliated funds, at cost and value	23,476,201
Total investments, at value (identified cost, $598,721,573)	$619,907,575
Foreign currency, at value (identified cost, $33,560)	21,154
Receivables for
Forward foreign currency exchange contracts	13,665
Investments sold	3,142,763
Fund shares sold	1,493,515
Interest and dividends	12,053,898
Receivable from investment adviser	32,073
Other assets	4,484
Total assets	$636,669,127
Liabilities
Payable to custodian	$64,001
Payables for
Distributions	678,509
Forward foreign currency exchange contracts	352,839
Investments purchased	6,333,709
Fund shares reacquired	2,272,672
Payable to affiliates
Shareholder servicing costs	268,334
Distribution and service fees	13,091
Payable for independent Trustees’ compensation	5,047
Accrued expenses and other liabilities	155,759
Total liabilities	$10,143,961
Net assets	$626,525,166
Net assets consist of
Paid-in capital	$707,825,664
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	20,842,534
Accumulated net realized gain (loss) on investments and foreign currency	(100,959,356)
Accumulated distributions in excess of net investment income	(1,183,676)
Net assets	$626,525,166
Shares of beneficial interest outstanding	94,376,939

31

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$412,833,781	62,190,475	$6.64
Class B	33,337,614	5,011,289	6.65
Class C	99,785,775	15,051,224	6.63
Class I	70,977,160	10,680,936	6.65
Class R1	207,450	31,194	6.65
Class R2	253,295	38,070	6.65
Class R3	7,587,788	1,142,940	6.64
Class R4	1,430,692	213,973	6.69
Class R5 (formerly Class W)	111,611	16,838	6.63

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.97 [100 / 95.25 x $6.64]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

32

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$46,942,671
Dividends	281,115
Dividends from underlying affiliated funds	28,682
Foreign taxes withheld	(1,875)
Total investment income	$47,250,593
Expenses
Management fee	$4,047,991
Distribution and service fees	2,377,186
Shareholder servicing costs	816,602
Administrative services fee	97,681
Independent Trustees’ compensation	19,043
Custodian fee	103,319
Shareholder communications	154,277
Audit and tax fees	79,228
Legal fees	7,638
Miscellaneous	209,528
Total expenses	$7,912,493
Fees paid indirectly	(120)
Reduction of expenses by investment adviser	(549,065)
Net expenses	$7,363,308
Net investment income	$39,887,285
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(6,039,187)
Foreign currency	(171,372)
Net realized gain (loss) on investments and foreign currency	$(6,210,559)
Change in unrealized appreciation (depreciation)
Investments	$39,808,044
Translation of assets and liabilities in foreign currencies	(143,023)
Net unrealized gain (loss) on investments and foreign currency translation	$39,665,021
Net realized and unrealized gain (loss) on investments and foreign currency	$33,454,462
Change in net assets from operations	$73,341,747

See Notes to Financial Statements

33

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 1/31
	2013	2012
Change in net assets
From operations
Net investment income	$39,887,285	$42,218,759
Net realized gain (loss) on investments and foreign currency	(6,210,559)	(1,863,435)
Net unrealized gain (loss) on investments and foreign currency translation	39,665,021	(16,437,958)
Change in net assets from operations	$73,341,747	$23,917,366
Distributions declared to shareholders
From net investment income	$(41,248,929)	$(43,098,356)
Change in net assets from fund share transactions	$(3,589,503)	$(44,144,594)
Total change in net assets	$28,503,315	$(63,325,584)
Net assets
At beginning of period	598,021,851	661,347,435
At end of period (including accumulated distributions in excess of net investment income of $1,183,676 and $1,497,528, respectively)	$626,525,166	$598,021,851

See Notes to Financial Statements

34

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$6.30	$6.49	$5.98	$4.42	$6.90
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.44	$0.47	$0.49	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.18)	0.51	1.59	(2.46)
Total from investment operations	$0.77	$0.26	$0.98	$2.08	$(1.89)
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.45)	$(0.47)	$(0.51)	$(0.59)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
From tax return of capital	—	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.43)	$(0.45)	$(0.47)	$(0.52)	$(0.59)
Net asset value, end of period (x)	$6.64	$6.30	$6.49	$5.98	$4.42
Total return (%) (r)(s)(t)(x)	12.73	4.21	17.06	49.74	(28.79)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.13	1.13	1.16	1.24
Expenses after expense reductions (f)	1.05	1.05	1.02	0.93	0.85
Net investment income	6.54	6.96	7.64	9.36	9.54
Portfolio turnover	48	61	68	61	72
Net assets at end of period (000 omitted)	$412,834	$422,926	$474,643	$369,073	$276,917

See Notes to Financial Statements

35

Financial Highlights – continued

Class B	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$6.32	$6.51	$5.99	$4.43	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.39	$0.43	$0.45	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.18)	0.52	1.59	(2.47)
Total from investment operations	$0.72	$0.21	$0.95	$2.04	$(1.94)
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.43)	$(0.47)	$(0.55)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
From tax return of capital	—	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.39)	$(0.40)	$(0.43)	$(0.48)	$(0.55)
Net asset value, end of period (x)	$6.65	$6.32	$6.51	$5.99	$4.43
Total return (%) (r)(s)(t)(x)	11.71	3.44	16.37	48.59	(29.31)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.88	1.88	1.90	1.89
Expenses after expense reductions (f)	1.80	1.80	1.77	1.68	1.50
Net investment income	5.77	6.21	6.92	8.64	8.82
Portfolio turnover	48	61	68	61	72
Net assets at end of period (000 omitted)	$33,338	$35,751	$46,297	$51,506	$42,757

See Notes to Financial Statements

36

Financial Highlights – continued

Class C	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$6.30	$6.48	$5.97	$4.41	$6.89
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.40	$0.43	$0.45	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.18)	0.50	1.59	(2.46)
Total from investment operations	$0.72	$0.22	$0.93	$2.04	$(1.93)
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.42)	$(0.47)	$(0.55)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
From tax return of capital	—	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.39)	$(0.40)	$(0.42)	$(0.48)	$(0.55)
Net asset value, end of period (x)	$6.63	$6.30	$6.48	$5.97	$4.41
Total return (%) (r)(s)(t)(x)	11.73	3.59	16.22	48.77	(29.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.89	1.88	1.90	1.90
Expenses after expense reductions (f)	1.80	1.80	1.77	1.68	1.50
Net investment income	5.79	6.25	6.94	8.52	8.94
Portfolio turnover	48	61	68	61	72
Net assets at end of period (000 omitted)	$99,786	$89,483	$96,519	$89,930	$55,001

See Notes to Financial Statements

37

Financial Highlights – continued

Class I	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$6.31	$6.50	$5.99	$4.43	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.46	$0.48	$0.50	$0.60
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.18)	0.52	1.60	(2.48)
Total from investment operations	$0.79	$0.28	$1.00	$2.10	$(1.88)
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.47)	$(0.49)	$(0.53)	$(0.61)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
From tax return of capital	—	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.45)	$(0.47)	$(0.49)	$(0.54)	$(0.61)
Net asset value, end of period (x)	$6.65	$6.31	$6.50	$5.99	$4.43
Total return (%) (r)(s)(x)	13.00	4.47	17.33	50.02	(28.57)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.88	0.87	0.90	0.89
Expenses after expense reductions (f)	0.80	0.80	0.78	0.68	0.50
Net investment income	6.74	7.21	7.76	9.45	9.81
Portfolio turnover	48	61	68	61	72
Net assets at end of period (000 omitted)	$70,977	$38,143	$38,266	$20,317	$11,581

See Notes to Financial Statements

38

Financial Highlights – continued

Class R1	Years ended 1/31
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$6.32	$6.51	$5.99	$4.43	$6.94
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.39	$0.43	$0.45	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.18)	0.51	1.59	(2.48)
Total from investment operations	$0.72	$0.21	$0.94	$2.04	$(2.13)
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.42)	$(0.47)	$(0.38)
From tax return of capital	—	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.39)	$(0.40)	$(0.42)	$(0.48)	$(0.38)
Net asset value, end of period (x)	$6.65	$6.32	$6.51	$5.99	$4.43
Total return (%) (r)(s)(x)	11.71	3.44	16.36	48.59	(31.30	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.88	1.88	1.90	1.92	(a)
Expenses after expense reductions (f)	1.80	1.80	1.77	1.68	1.50	(a)
Net investment income	5.70	6.22	6.90	8.53	9.60	(a)
Portfolio turnover	48	61	68	61	72	(n)
Net assets at end of period (000 omitted)	$207	$132	$126	$107	$71

See Notes to Financial Statements

39

Financial Highlights – continued

Class R2	Years ended 1/31
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$6.32	$6.51	$5.99	$4.43	$6.94
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.43	$0.46	$0.47	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.18)	0.52	1.60	(2.48)
Total from investment operations	$0.75	$0.25	$0.98	$2.07	$(2.11)
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.44)	$(0.46)	$(0.50)	$(0.40)
From tax return of capital	—	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.42)	$(0.44)	$(0.46)	$(0.51)	$(0.40)
Net asset value, end of period (x)	$6.65	$6.32	$6.51	$5.99	$4.43
Total return (%) (r)(s)(x)	12.26	3.96	16.94	49.30	(31.05	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.38	1.37	1.40	1.42	(a)
Expenses after expense reductions (f)	1.30	1.30	1.27	1.18	1.00	(a)
Net investment income	6.22	6.72	7.37	9.03	10.11	(a)
Portfolio turnover	48	61	68	61	72	(n)
Net assets at end of period (000 omitted)	$253	$172	$162	$114	$69

See Notes to Financial Statements

40

Financial Highlights – continued

Class R3	Years ended 1/31
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$6.31	$6.49	$5.98	$4.42	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.44	$0.47	$0.49	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	(0.17)	0.51	1.59	(2.43)
Total from investment operations	$0.76	$0.27	$0.98	$2.08	$(2.09)
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.45)	$(0.47)	$(0.51)	$(0.41)
From tax return of capital	—	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.43)	$(0.45)	$(0.47)	$(0.52)	$(0.41)
Net asset value, end of period (x)	$6.64	$6.31	$6.49	$5.98	$4.42
Total return (%) (r)(s)(x)	12.55	4.37	17.06	49.75	(30.90	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.14	1.13	1.17	1.17	(a)
Expenses after expense reductions (f)	1.05	1.05	1.03	0.92	0.74	(a)
Net investment income	6.06	7.00	7.60	9.91	10.25	(a)
Portfolio turnover	48	61	68	61	72	(n)
Net assets at end of period (000 omitted)	$7,588	$771	$560	$352	$587

See Notes to Financial Statements

41

Financial Highlights – continued

Class R4	Years ended 1/31
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$6.30	$6.49	$5.98	$4.42	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.46	$0.47	$0.50	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	0.39	(0.18)	0.53	1.59	(2.47)
Total from investment operations	$0.84	$0.28	$1.00	$2.09	$(2.08)
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.47)	$(0.49)	$(0.52)	$(0.42)
From tax return of capital	—	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.45)	$(0.47)	$(0.49)	$(0.53)	$(0.42)
Net asset value, end of period (x)	$6.69	$6.30	$6.49	$5.98	$4.42
Total return (%) (r)(s)(x)	13.85	4.47	17.35	50.11	(30.77	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.89	0.85	0.90	0.92	(a)
Expenses after expense reductions (f)	0.80	0.80	0.79	0.68	0.50	(a)
Net investment income	6.98	7.25	7.40	9.49	10.64	(a)
Portfolio turnover	48	61	68	61	72	(n)
Net assets at end of period (000 omitted)	$1,431	$3,014	$3,040	$122	$69
See Notes to Financial Statements

42

Financial Highlights – continued

Class R5 (formerly Class W) (y)	Years ended 1/31
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$6.29	$6.49	$5.97	$4.42	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.45	$0.47	$0.48	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.19)	0.53	1.60	(2.47)
Total from investment operations	$0.79	$0.26	$1.00	$2.08	$(2.09)
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.46)	$(0.48)	$(0.52)	$(0.41)
From tax return of capital	—	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.45)	$(0.46)	$(0.48)	$(0.53)	$(0.41)
Net asset value, end of period (x)	$6.63	$6.29	$6.49	$5.97	$4.42
Total return (%) (r)(s)(x)	13.03	4.20	17.43	49.72	(30.82	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.99	0.95	0.98	1.02	(a)
Expenses after expense reductions (f)	0.90	0.90	0.88	0.78	0.59	(a)
Net investment income	6.89	7.14	7.45	9.02	10.81	(a)
Portfolio turnover	48	61	68	61	72	(n)
Net assets at end of period (000 omitted)	$112	$7,631	$1,734	$364	$129

See Notes to Financial Statements

43

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, June 2, 2008 (Classes R1, R2, R3, R4 and R5) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

44

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Opportunities Fund (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no

45

Notes to Financial Statements – continued

sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

46

Notes to Financial Statements – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,918,983	$1,809,559	$333,521	$6,062,063
Non-U.S. Sovereign Debt	—	35,317,776	—	35,317,776
Municipal Bonds	—	1,204,991	—	1,204,991
U.S. Corporate Bonds	—	428,397,169	—	428,397,169
Commercial Mortgage-Backed Securities	—	1,883,391	—	1,883,391
Asset-Backed Securities (including CDOs)	—	1,325,362	—	1,325,362
Foreign Bonds	—	121,836,732	—	121,836,732
Floating Rate Loans	—	403,890	—	403,890
Mutual Funds	23,476,201	—	—	23,476,201
Total Investments	$27,395,184	$592,178,870	$333,521	$619,907,575

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(339,174)	$—	$(339,174)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/12	$834,856
Change in unrealized appreciation (depreciation)	(501,335)
Balance as of 1/31/13	$333,521

47

Notes to Financial Statements – continued

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at January 31, 2013 is $(501,335).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$13,665	$(352,839)
Equity	Purchased Equity Options	570,654	—
Total		$584,319	$(352,839)

(a)	The value of purchased options is included in total investments, at value within the fund’s Statement of Assets and Liabilities.

48

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2013 as reported in the Statement of Operations:

Risk	Foreign Currency	Investments (Purchased Options)
Foreign Exchange	$(157,835)	$—
Equity	—	733,020
Total	$(157,835)	$733,020

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2013 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Foreign Exchange	$(149,221)	$—
Equity	—	80,228
Total	$(149,221)	$80,228

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all

49

Notes to Financial Statements – continued

transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

50

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

51

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/13	1/31/12
Ordinary income (including any short-term capital gains)	$41,248,929	$43,098,356

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/13
Cost of investments	$602,600,779
Gross appreciation	38,648,792
Gross depreciation	(21,341,996)
Net unrealized appreciation (depreciation)	$17,306,796
Undistributed ordinary income	1,922,038
Capital loss carryforwards	(96,100,066)
Post-October capital loss deferral	(899,856)
Other temporary differences	(3,529,410)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net

52

Notes to Financial Statements – continued

capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2013, the fund had capital loss carryforwards available to offset future realized gains.

Pre-enactment losses expire as follows:
1/31/17	$(39,675,228)
1/31/18	(45,531,096)
Total	$(85,206,324)

Post-enactment losses are characterized as follows:
Long-Term	$(10,893,742)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/13	Year ended 1/31/12
Class A	$28,978,403	$31,016,364
Class B	2,078,840	2,543,811
Class C	5,704,050	5,846,355
Class I	4,082,792	3,087,059
Class R1	9,356	7,912
Class R2	12,967	11,388
Class R3	96,121	50,788
Class R4	121,208	227,392
Class R5 (formerly Class W)	165,192	307,287
Total	$41,248,929	$43,098,356

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

53

Notes to Financial Statements – continued

The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’s average daily net assets.

Classes
A	B	C	I	R1	R2	R3	R4	R5 (formerly Class W)
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.73%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2014. For the year ended January 31, 2013, this reduction amounted to $546,915 and is reflected as a reduction of total expenses in the Statement of Operations. Prior to June 1, 2012, the total annual operating expense limit was 0.90% for Class R5.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $203,992 for the year ended January 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,071,446
Class B	0.75%	0.25%	1.00%	1.00%	346,159
Class C	0.75%	0.25%	1.00%	1.00%	951,104
Class R1	0.75%	0.25%	1.00%	1.00%	1,571
Class R2	0.25%	0.25%	0.50%	0.50%	1,004
Class R3	—	0.25%	0.25%	0.25%	3,673
Class R5 (formerly Class W)	—	—	—	0.10%	2,229
Total Distribution and Service Fees					$2,377,186

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.

54

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2013 based on each class’s average daily net assets. Effective May 30, 2012, Class W shares were redesignated Class R5 shares. Effective May 31, 2012, the 0.10% Class W distribution fee was eliminated. See Note 5 for additional information.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2013, were as follows:

Amount
Class A	$3,274
Class B	54,919
Class C	6,495

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2013, the fee was $164,243, which equated to 0.0264% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended January 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $652,359.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2013 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent

55

Notes to Financial Statements – continued

Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $757 and is included in independent Trustees’ compensation for the year ended January 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $4,985 at January 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,034 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,150, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On April 2, 2012, MFS redeemed 4,669 shares of Class R4 for an aggregate amount of $29,788. On May 31, 2012, MFS purchased 16,077 shares of Class R5 for an aggregate amount of $100,000 and redeemed 20,509 shares of Class W for an aggregate amount of $127,564.

At January 31, 2013, MFS held 66%, 55%, and 100% of the outstanding shares of Class R1, Class R2, and Class R5, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, aggregated $280,681,226 and $284,127,951, respectively.

56

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/13		Year ended 1/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	25,363,634	$163,115,225	32,457,852	$204,739,514
Class B	1,211,353	7,775,847	1,038,541	6,593,040
Class C	2,577,620	16,550,503	2,142,002	13,614,117
Class I	8,217,473	52,839,400	3,523,712	22,600,738
Class R1	8,920	57,988	861	5,340
Class R2	9,064	58,993	2,045	13,064
Class R3	1,048,142	6,919,868	54,428	347,334
Class R4	379,439	2,439,280	267,974	1,703,621
Class R5 (formerly Class W)	150,933	957,445	1,135,394	7,146,226
	38,966,578	$250,714,549	40,622,809	$256,762,994

Shares issued to shareholders in reinvestment of distributions
Class A	3,519,491	$22,664,449	3,692,804	$23,412,521
Class B	240,455	1,553,807	256,430	1,628,174
Class C	568,268	3,660,437	515,877	3,260,445
Class I	385,756	2,502,159	240,441	1,526,519
Class R1	1,445	9,356	1,247	7,905
Class R2	2,003	12,964	1,794	11,379
Class R3	14,700	95,917	8,059	50,782
Class R4	15,947	102,847	35,964	227,392
Class R5 (formerly Class W)	16,237	103,669	41,541	259,584
	4,764,302	$30,705,605	4,794,157	$30,384,701

Shares reacquired
Class A	(33,778,358)	$(218,173,778)	(42,201,664)	$(266,377,043)
Class B	(2,098,305)	(13,536,803)	(2,752,997)	(17,565,568)
Class C	(2,308,205)	(14,861,932)	(3,339,195)	(21,098,134)
Class I	(3,963,999)	(25,345,361)	(3,608,680)	(22,764,276)
Class R1	—	—	(574)	(3,691)
Class R2	(228)	(1,495)	(1,503)	(9,552)
Class R3	(42,216)	(276,275)	(26,503)	(165,086)
Class R4	(659,505)	(4,124,237)	(294,393)	(1,855,004)
Class R5 (formerly Class W)	(1,362,632)	(8,689,776)	(231,997)	(1,453,935)
	(44,213,448)	$(285,009,657)	(52,457,506)	$(331,292,289)

57

Notes to Financial Statements – continued

	Year ended 1/31/13		Year ended 1/31/12
	Shares	Amount	Shares	Amount
Net change
Class A	(4,895,233)	$(32,394,104)	(6,051,008)	$(38,225,008)
Class B	(646,497)	(4,207,149)	(1,458,026)	(9,344,354)
Class C	837,683	5,349,008	(681,316)	(4,223,572)
Class I	4,639,230	29,996,198	155,473	1,362,981
Class R1	10,365	67,344	1,534	9,554
Class R2	10,839	70,462	2,336	14,891
Class R3	1,020,626	6,739,510	35,984	233,030
Class R4	(264,119)	(1,582,110)	9,545	76,009
Class R5 (formerly Class W)	(1,195,462)	(7,628,662)	944,938	5,951,875
	(482,568)	$(3,589,503)	(7,040,540)	$(44,144,594)

On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated as Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2013, the fund’s commitment fee and interest expense were $4,019 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

58

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	24,895,480	228,856,304	(230,275,583)	23,476,201

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$28,682	$23,476,201

59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of

MFS High Yield Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Opportunities Fund (the “Fund”) (one of the portfolios constituting the MFS Series Trust III) as of January 31, 2013, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights for the period are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Opportunities Fund of the MFS Series Trust III as of January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2013

60

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

61

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real esate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

62

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

63

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

64

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole Matthew Ryan

65

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

66

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

67

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
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ANNUAL REPORT

January 31, 2013

MFS® MUNICIPAL HIGH INCOME FUND

MMH-ANN

MFS® MUNICIPAL HIGH INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global financial markets began 2013 with greater optimism. U.S. and Asian economic trends have turned more positive. Europe continues to struggle through its economic slump. However, even there, sentiment has improved. The U.S. Congress averted its year-end fiscal cliff, but a degree of uncertainty remains regarding upcoming negotiations over spending cuts and the debt ceiling. The U.S. Federal Reserve Board is continuing its accommodative monetary easing, while the U.S. housing and job markets have made steady gains. Corporate profits have been resilient, and investors have demonstrated increased tolerance for risk.

Overseas, the eurozone remains in a broad contraction, with economic output receding in France as well as Italy and Spain. However, large-scale early repayments of European Central

Bank loans by banks and Germany’s strong rebound in manufacturing activity are encouraging signs. In Asia, both China and Japan appear to be in the early stages of a turnaround. China’s economic activity has picked up from last year’s relative slowdown, and Japan’s sharp devaluation of the yen, an important anti-deflationary measure, seems to be having its desired impact: Japanese stocks have soared, corporate profits are rising and confidence is returning among consumers, businesses and investors.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We also remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 18, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue - Hospitals	19.1%
Healthcare Revenue - Long Term Care	10.0%
Universities - Colleges	9.3%
Tobacco	7.4%
Sales & Excise Tax Revenue	4.4%

Composition including fixed income credit quality (a)(i)
AAA	4.3%
AA	12.2%
A	18.6%
BBB	31.2%
BB	8.0%
B	9.3%
CC (o)	0.0%
C	0.4%
D (o)	0.0%
Not Rated	16.0%
Cash & Other (o)	0.0%

Portfolio facts (i)
Average Duration (d)	9.7
Average Effective Maturity (m)	21.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 1/31/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2013, Class A shares of the MFS Municipal High Income Fund (“fund”) provided a total return of 10.72%, at net asset value. This compares with a return of 4.80% for the fund’s benchmark, the Barclays Municipal Bond Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Over the twelve months ended January 31, 2013, Municipal bond yield spreads over treasuries tightened and all-in yields declined to multi-decade lows. A few municipalities continued to garner headlines with signs of fiscal stress. Nevertheless, lower-quality bonds strongly outperformed during the period, with “BBB” (r) rated municipal bonds generating total returns approximately twice that of the highest-quality municipal issuance. Investors seemed willing to recognize the unique circumstances of these municipalities, rather than viewing them as symptomatic of broader credit trends. In our view, the underlying fundamentals of municipal issuers remain somewhat mixed, necessitating careful selectivity, but we continue to think that the vast majority of municipal issuers have retained both their ability and willingness to honor their debt obligations.

Contributors to Performance

A key factor for the fund’s positive performance relative to the Barclays Municipal Bond Index was the fund’s greater exposure to bonds rated (r) “BBB” and “BB”, and lesser exposure to bonds rated “AA”, as lower-quality bonds outperformed higher-quality issues during the period.

Bond selection in the health care, tobacco, and education sectors were additional factors that benefited relative returns.

Management Review – continued

Detractors from Performance

There were no significant factors that detracted from relative performance during the period.

Respectfully,

Gary Lasman	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 1/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 1/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/24/84	10.72%	6.45%	5.94%	N/A
B	9/07/93	9.82%	5.64%	5.13%	N/A
C	9/25/98	9.61%	5.42%	4.88%	N/A
I	6/01/11	10.71%	N/A	N/A	13.87%
Comparative benchmark
Barclays Municipal Bond Index (f)		4.80%	5.73%	5.17%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		5.46%	5.42%	5.42%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		5.82%	5.32%	5.13%	N/A
C With CDSC (1% for 12 months) (x)		8.61%	5.42%	4.88%	N/A

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2012 through January 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2012 through January 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/12	Ending Account Value 1/31/13	Expenses Paid During Period (p) 8/01/12-1/31/13
A	Actual	0.69%	$1,000.00	$1,040.93	$3.54
	Hypothetical (h)	0.69%	$1,000.00	$1,021.67	$3.51
B	Actual	1.51%	$1,000.00	$1,036.63	$7.73
	Hypothetical (h)	1.51%	$1,000.00	$1,017.55	$7.66
C	Actual	1.69%	$1,000.00	$1,035.68	$8.65
	Hypothetical (h)	1.69%	$1,000.00	$1,016.64	$8.57
I	Actual	0.69%	$1,000.00	$1,040.91	$3.54
	Hypothetical (h)	0.69%	$1,000.00	$1,021.67	$3.51

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expenses Impacting Table

Expense ratios include 0.02% of investment related expenses from inverse floaters that are outside of the expense cap arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

1/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.6%
Issuer	Shares/Par	Value ($)
Airport Revenue - 1.7%
Burlington, VT, Airport Rev., “A”, 4%, 2028	$1,565,000	$1,531,319
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	5,645,000	6,650,431
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 2030	1,360,000	1,560,845
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 2031	905,000	1,031,845
Dallas Fort Worth, TX, International Airport Rev., “D”, 5%, 2038	10,065,000	11,018,156
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2027	1,845,000	2,110,182
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2028	1,795,000	2,035,315
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 2032	3,595,000	4,137,701
Houston, TX, Airport System Rev., “B”, 5%, 2026	1,335,000	1,571,081
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 2031	2,410,000	2,701,610
Massachusetts Port Authority Rev., “A”, 5%, 2037	430,000	485,345
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 2031	1,990,000	2,225,775
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2036	2,435,000	2,861,028
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2042	2,780,000	3,266,389
San Jose, CA, Airport Rev., “A-2”, 5.25%, 2034	6,545,000	7,324,706

		$50,511,728
General Obligations - General Purpose - 3.3%
Allegheny County, PA, “C-70”, 5%, 2037	$2,950,000	$3,309,753
Bellwood, IL, General Obligation, 5.875%, 2027	2,300,000	2,282,934
Bellwood, IL, General Obligation, 6.15%, 2032	4,800,000	4,745,376
Chicago, IL, Metropolitan Water Reclamation District-Greater Chicago, “C”, 5%, 2030	6,960,000	8,250,941
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	2,325,000	2,524,625
Deaf Smith County, TX, Hospital District, “A”, 6.5%, 2040	3,800,000	4,477,350
Luzerne County, PA, AGM, 6.75%, 2023	1,225,000	1,436,386
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “F”, 5.25%, 2024	10,090,000	10,557,066
State of California, 5.25%, 2028	3,545,000	4,290,194
State of California, 5.25%, 2030	2,000,000	2,381,160
State of California, 5.125%, 2033	7,845,000	8,936,867
State of California, 5.25%, 2035	7,715,000	9,081,867
State of California, 5%, 2041	2,580,000	2,909,853
State of California (Veterans), 5.05%, 2036	1,105,000	1,138,095

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
General Obligations - General Purpose - continued
State of Hawaii, “DZ”, 5%, 2031	$1,800,000	$2,146,374
State of Illinois, 5%, 2025	940,000	1,065,180
Washington Motor Vehicle Fuel Tax, “B”, NATL, 5%, 2032 (u)	25,010,000	28,441,622

		$97,975,643
General Obligations - Improvement - 0.2%
Guam Government, “A”, 7%, 2039	$1,115,000	$1,264,354
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 2027	1,500,000	1,509,960
New Orleans, LA, 5%, 2030	575,000	645,121
New Orleans, LA, 5%, 2031	990,000	1,106,375

		$4,525,810
General Obligations - Schools - 1.1%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2031	$2,060,000	$1,034,553
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2032	2,095,000	1,004,029
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2033	4,185,000	1,912,043
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2030	4,785,000	2,212,345
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2031	4,280,000	1,876,438
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2032	3,010,000	1,250,113
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2033	2,965,000	1,163,051
Frisco, TX, Independent School District, School Building, “B”, 3%, 2042	2,395,000	2,268,760
Hartnell, CA, Community College District (Election of 2002), Capital Appreciation, “D”, 0%, 2039	10,355,000	1,909,566
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 2045	4,240,000	1,764,900
Los Angeles, CA, Unified School District, “D”, 5%, 2034	525,000	594,920
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 2030	645,000	293,662
Newport Mesa, CA, Unified School District (Election of 2005), Capital Appreciation, 0%, 2041	12,965,000	2,380,763
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2024	3,110,000	1,968,661
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2027	2,070,000	1,127,094

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
General Obligations - Schools - continued
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2029	$4,025,000	$1,973,337
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2030	4,455,000	2,070,372
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 2027	2,960,000	1,535,441
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 2029	2,995,000	1,391,327
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 2029	3,665,000	1,698,251
Whittier, CA, Union High School District, Capital Appreciation, 0%, 2034	2,270,000	661,750

		$32,091,376
Healthcare Revenue - Hospitals - 18.8%
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 2036	$1,900,000	$1,961,541
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5%, 2028	750,000	636,840
Astoria, OR, Hospital Facilities Authority (Columbia Memorial Hospital), 5%, 2025	1,145,000	1,268,992
Astoria, OR, Hospital Facilities Authority (Columbia Memorial Hospital), 5%, 2028	1,325,000	1,445,151
Astoria, OR, Hospital Facilities Authority (Columbia Memorial Hospital), 5%, 2037	1,750,000	1,848,805
Atchison, KS, Hospital Rev. (Atchison Hospital Assn.), “A”, 6.75%, 2030	2,600,000	3,000,374
Athens County, OH, Hospital Facilities Rev. (O’Bleness Memorial Hospital), “A”, 7.125%, 2033	2,500,000	2,523,775
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 2032	2,000,000	2,090,500
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.5%, 2042	9,910,000	10,468,032
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 2034	1,375,000	1,531,379
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.5%, 2040	5,435,000	6,014,588
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.75%, 2040	2,210,000	2,485,432
California Health Facilities Financing Authority Rev. (Children’s Hospital Los Angeles), “A”, 5%, 2029	3,500,000	3,894,555

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 2039	$2,765,000	$3,144,607
California Statewide Communities Development Authority Rev. (Kaiser Permanente), “A”, 5%, 2042	1,065,000	1,202,523
Chautauqua County, NY, Capital Resource Corp., Rev. (Women’s Christian Assn.), “A”, 8%, 2030	3,890,000	4,224,073
Citrus County, FL, Hospital Board Rev. (Citrus Memorial Hospital), 6.25%, 2023	3,360,000	3,373,373
Citrus County, FL, Hospital Board Rev. (Citrus Memorial Hospital), 6.375%, 2032	5,810,000	5,824,874
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.25%, 2023	1,400,000	1,531,978
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2029	4,790,000	5,208,886
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2036	1,000,000	1,094,830
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), “A”, 5%, 2042	4,330,000	4,681,466
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	7,170,000	8,448,770
Duluth, MN, Economic Development Authority Health Care Facilities Rev. (St. Luke’s Hospital Authority Obligated Group), 5.75%, 2027	2,325,000	2,522,695
Duluth, MN, Economic Development Authority Health Care Facilities Rev. (St. Luke’s Hospital Authority Obligated Group), 5.75%, 2032	5,025,000	5,392,981
Duluth, MN, Economic Development Authority Health Care Facilities Rev. (St. Luke’s Hospital Authority Obligated Group), 6%, 2039	5,780,000	6,270,491
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	3,050,000	3,535,438
Fruita, CO, Rev. (Family Health West Project), 7%, 2018	850,000	980,101
Fruita, CO, Rev. (Family Health West Project), 8%, 2043	4,440,000	5,154,130
Gallia County, OH, Hospital Facilities Rev. (Holzer Health Systems), “A”, 8%, 2042	16,000,000	18,586,080
Glasgow, KY, Healthcare Rev. (TJ Samson Community Hospital), 6.375%, 2035	2,840,000	3,301,472
Grundy County, MO, Industrial Development Authority, Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 2034	1,590,000	1,792,487
Harris County, TX, Cultural Education Facilities Finance Corp. Medical Facilities Rev. (Baylor College of Medicine), “A”, 5%, 2037	6,075,000	6,866,694

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Harris County, TX, Cultural Education Facilities Finance Corp. Medical Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 2032	$4,535,000	$5,047,455
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 2035	2,400,000	2,999,232
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 2018 (c)	4,700,000	5,883,366
Illinois Finance Authority Rev. (Advocate Healthcare), 4%, 2047	3,415,000	3,414,829
Illinois Finance Authority Rev. (Ascension Healthcare), “A”, 5%, 2042	3,480,000	3,916,183
Illinois Finance Authority Rev. (Centegra Health System), 5%, 2038	2,810,000	3,054,863
Illinois Finance Authority Rev. (Kewanee Hospital), 5.1%, 2031	1,885,000	1,974,047
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 2028	3,770,000	4,249,016
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7%, 2029	3,025,000	3,747,673
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7.125%, 2037	2,555,000	3,140,683
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	4,000,000	4,549,360
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 2034	3,865,000	4,885,747
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	2,620,000	2,982,294
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 2038	1,500,000	1,799,910
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	2,545,000	3,055,832
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “A”, 5.5%, 2030	4,000,000	4,356,920
Indiana Finance Authority Rev. (Community Foundation of Northwest Indiana Obligated Group), 5%, 2041	8,000,000	8,628,720
Indiana Finance Authority, Hospital Rev. (Parkview Health System), 5%, 2029	1,415,000	1,572,971
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “A”, 5%, 2039	2,000,000	2,124,480
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “B”, 5%, 2033	2,510,000	2,699,480
Iron River, MI, Hospital Finance Authority Rev. (Iron County Community Hospital, Inc.), 6.5%, 2040	2,250,000	2,327,693
Jefferson Parish, LA, Hospital Service District No. 1 (West Jefferson Medical Center), “A”, 6%, 2039	1,500,000	1,662,945

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	$3,200,000	$3,746,912
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	2,000,000	2,350,200
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), 6%, 2038	1,700,000	2,021,453
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 2036	3,905,000	4,187,253
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 2027	815,000	937,552
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 2030	710,000	839,838
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	5,030,000	6,053,957
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	1,955,000	2,363,126
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 2037	520,000	571,646
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 2042	1,030,000	1,120,619
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, 0%, 2035	3,795,000	1,303,924
Lake County, OH, Hospital Facilities Rev. (Lake Hospital), “C”, 6%, 2043	2,870,000	3,183,605
Laramie County, WY, Hospital Rev. (Cheyenne Regional Medical Center Project), 5%, 2032	370,000	415,033
Laramie County, WY, Hospital Rev. (Cheyenne Regional Medical Center Project), 5%, 2037	1,225,000	1,342,600
Laramie County, WY, Hospital Rev. (Cheyenne Regional Medical Center Project), 5%, 2042	1,845,000	1,996,179
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5.9%, 2028	1,890,000	1,902,928
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 6%, 2035	5,500,000	5,530,910
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 2034	7,975,000	8,647,851
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	6,485,000	6,919,106

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2032	$1,000,000	$1,042,060
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037	6,400,000	6,616,640
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 6.25%, 2037	4,340,000	4,753,776
Macomb County, MI, Hospital Finance Authority Rev. (Mount Clemens General Hospital), 5.875%, 2013 (c)	4,345,000	4,536,180
Maine Health & Higher Educational Facilities Authority Rev. (Eastern Maine Medical Center Obligated Group), 5%, 2043	2,085,000	2,242,584
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	2,760,000	3,070,224
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), 5.75%, 2038	2,575,000	2,830,105
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 2042	2,000,000	2,121,660
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 2031	2,220,000	2,565,499
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 2036	1,330,000	1,505,174
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 2018	4,185,000	4,189,478
Mecosta County, MI, General Hospital Rev., 6%, 2018	870,000	871,227
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2021	1,235,000	1,343,952
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 5%, 2029	1,750,000	1,897,735
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2014 (c)	338,500	376,859
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2029	2,151,500	2,329,020
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Childrens Hospital), 6%, 2046	7,250,000	8,386,655
Michigan Finance Authority Rev. (Trinity Health Corp.), 5%, 2035	3,825,000	4,375,685
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	765,000	874,686
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	4,405,000	4,998,177
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.375%, 2026	3,200,000	3,445,824
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.5%, 2035	3,340,000	3,579,044

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 2032	$540,000	$586,003
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 2041	385,000	411,808
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	2,745,000	2,830,370
Nassau County, NY, Local Economic Assistance Corp. Rev. (Winthrop-University Hospital Association Project), 5%, 2032	960,000	1,061,558
Nassau County, NY, Local Economic Assistance Corp. Rev. (Winthrop-University Hospital Association Project), 5%, 2037	1,800,000	1,939,878
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	4,935,000	5,763,636
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	845,000	936,209
New Hampshire Health & Education Facilities Authority Rev. (Concord Hospital), “A”, 5%, 2043	1,150,000	1,270,405
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital at Conway), 5.25%, 2036	585,000	592,061
New Jersey Health Care Facilities, Financing Authority Rev. (Palisades Medical Center), 6.625%, 2031	1,115,000	1,120,809
New Jersey Health Care Facilities, Financing Authority Rev. (St. Joseph’s Healthcare System), 6.625%, 2038	8,000,000	9,268,160
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5%, 2017	400,000	400,316
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5.25%, 2026	1,580,000	1,453,363
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 2030	1,570,000	1,881,457
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2035	975,000	1,137,425
Norfolk, VA, Economic Development Authority Health Care Facilities Rev. (Sentara Healthcare), “B”, 5%, 2043	2,400,000	2,709,600
Norman, OK, Regional Hospital Authority Rev., 5%, 2027	1,350,000	1,416,785
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2029	795,000	830,759
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2036	6,240,000	6,457,651
Norman, OK, Regional Hospital Authority Rev., 5.125%, 2037	3,735,000	3,859,973
North Carolina Medical Care Commission Health Care Facilities Rev. (Columbus Regional Healthcare System), “A”, 4%, 2042	1,000,000	991,370
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2040	1,075,000	1,149,304
Ohio Higher Educational Facility Commission (University Hospital Health System), “A”, 6.75%, 2015(c)	5,390,000	6,053,401

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Ohio Hospital Rev. (University Hospitals Health System), “A”, 5%, 2041	$6,000,000	$6,442,620
Orange County, FL, Health Facilities Authority Rev. (Orlando Health, Inc.), “A”, 5%, 2042	4,545,000	4,959,504
Palomar Pomerado Health Care District, CA, COP, 6.75%, 2039	4,080,000	4,666,786
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 5.625%, 2042	4,700,000	5,127,982
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 2039	4,760,000	5,492,326
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	6,945,000	8,835,637
Salida, CO, Hospital District Rev., 5.25%, 2036	6,014,000	6,145,827
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 2041	6,000,000	7,451,640
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2031	1,370,000	1,495,876
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2038	4,100,000	4,476,462
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Le Bonheur Healthcare), 5%, 2042	2,030,000	2,258,334
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 6%, 2023	795,000	817,141
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.5%, 2030	2,750,000	2,885,850
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.75%, 2032	2,205,000	2,355,624
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 2039	940,000	1,063,563
South Dakota Health & Educational Facilities Authority Rev. (Avera Health), “A”, 5%, 2042	2,285,000	2,478,928
South Dakota Health & Educational Facilities Authority Rev. (Sanford), “E”, 5%, 2037	1,000,000	1,098,570
South Dakota Health & Educational Facilities Authority Rev. (Sanford), “E”, 5%, 2042	3,280,000	3,569,854
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 2029	1,155,000	1,329,463
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6.25%, 2039	1,715,000	1,971,993
Southeastern Ohio Port Authority, Hospital Facilities Rev. (Memorial Health System), 5.75%, 2032	3,725,000	4,029,593
Southeastern Ohio Port Authority, Hospital Facilities Rev. (Memorial Health System), 6%, 2042	3,830,000	4,133,336

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Ranken Jordan Project), 5%, 2027	$1,350,000	$1,365,174
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Ranken Jordan Project), 5%, 2035	1,300,000	1,305,668
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), RADIAN, 5%, 2017	2,155,000	2,193,682
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2036	6,330,000	6,724,992
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2022 (a)(d)	685,000	1,719
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2046 (a)(d)	7,415,000	18,612
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 2032	3,515,000	3,732,368
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.375%, 2037	2,885,000	3,022,788
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 2032	600,000	716,838
Upper Illinois River Valley Development, Health Facilities Rev. (Morris Hospital), 6.625%, 2031	1,855,000	1,867,354
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	1,550,000	1,839,695
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	3,665,000	4,264,961
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 2036	5,670,000	6,639,967
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 2042	5,075,000	5,607,672
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “B”, ACA, 5.75%, 2037	1,000,000	1,086,470
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 2029	700,000	717,563
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	3,450,000	3,600,110
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), 6.875%, 2030	2,250,000	2,270,925
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 2026	1,830,000	2,076,373
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 2028	550,000	614,972

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (Howard Young Health Care, Inc.), 5%, 2027	$5,215,000	$5,611,862
Wisconsin Health & Educational Facilities Authority Rev. (Howard Young Health Care, Inc.), 5%, 2030	2,375,000	2,519,068
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic), “B”, 5%, 2040	5,000,000	5,415,100
Wisconsin Health & Educational Facilities Authority Rev. (Mercy Alliance), 5%, 2039	3,885,000	4,219,265
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 5.5%, 2031	1,855,000	2,076,172
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 6%, 2041	1,405,000	1,613,235
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	6,570,000	7,015,840
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 2034	4,155,000	4,434,133
Wood County, OH, Hospital Facilities Rev. (Wood County Hospital Project), 5%, 2037	1,595,000	1,683,586
Wood County, OH, Hospital Facilities Rev. (Wood County Hospital Project), 5%, 2042	1,595,000	1,678,355

		$556,912,277
Healthcare Revenue - Long Term Care - 9.9%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 2041	$4,000,000	$4,688,800
Abilene, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement Systems, Inc.), “A”, 6.5%, 2020	880,000	709,157
Abilene, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement Systems, Inc.), “A”, 7%, 2033	5,155,000	4,165,652
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 2032	1,250,000	1,540,025
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 2042	2,000,000	2,441,620
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 2046	1,000,000	1,210,570
Arizona Health Facilities Authority Rev. (The Terraces Project), 7.75%, 2013 (c)	2,250,000	2,402,370

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 2036 (a)(d)	$4,650,000	$3,022,500
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.125%, 2025	1,320,000	1,334,348
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.25%, 2035	2,590,000	2,612,688
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2027	620,000	636,945
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2037	800,000	809,416
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 2039	2,985,000	3,385,050
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), “A”, 5%, 2043	1,095,000	1,177,388
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 2027	205,000	232,122
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 2032	265,000	295,578
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 2042	620,000	681,752
California Statewide Communities Development Authority Rev. (Eskaton Properties, Inc.), 5.25%, 2034	2,850,000	3,057,024
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7%, 2029	1,400,000	1,653,456
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7.25%, 2041	560,000	652,607
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 5.625%, 2032	1,000,000	1,063,880
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 2042	1,000,000	1,082,140
Carmel, IN, Rev. (Barrington of Carmel Project), “A”, 7.125%, 2042	3,000,000	3,267,390
Carmel, IN, Rev. (Barrington of Carmel Project), “A”, 7.125%, 2047	3,000,000	3,253,470
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 2022	500,000	516,900
Chester County, PA, Industrial Development Authority Rev. (RHA Nursing Home), 8.5%, 2032	875,000	851,051
Colorado Health Facilities Authority Rev. (American Baptist Homes), “A”, 5.9%, 2037	2,730,000	2,763,170

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), “A”, 5.75%, 2037	$2,650,000	$2,830,863
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), 5.125%, 2030	550,000	591,685
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), 5.25%, 2037	785,000	836,669
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), 6.375%, 2041	1,620,000	1,847,156
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 2033	4,345,000	4,661,968
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society Project), 5%, 2042	6,620,000	7,222,089
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.),“A”, 6%, 2030	700,000	782,320
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.),“A”, 6.25%, 2040	1,150,000	1,279,157
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 2030	1,035,000	1,135,229
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 2040	2,495,000	2,721,097
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 2041	965,000	988,392
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6.125%, 2045	7,220,000	7,918,391
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.125%, 2029	905,000	1,016,858
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.35%, 2029	435,000	444,918
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 2039	7,060,000	7,890,609
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.5%, 2039	325,000	331,819
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Canterbury Court), “A”, 6.125%, 2034	1,020,000	1,041,032
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2037	4,510,000	4,509,775
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 2029	415,000	495,058
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 2044	1,190,000	1,425,073
Hawaii Department of Budget & Finance, Special Purpose Rev. (Kahala Nui Senior Living Community), 8%, 2013 (c)	1,600,000	1,727,424

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Hawaii Department of Budget & Finance, Special Purpose Senior Living Rev. (Kahala Nui), 5.125%, 2032	$1,215,000	$1,330,826
Hawaii Department of Budget & Finance, Special Purpose Senior Living Rev. (Kahala Nui), 5.25%, 2037	1,085,000	1,171,898
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2028	1,540,000	1,550,118
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2043	1,560,000	1,532,950
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 2027	4,150,000	4,679,457
Illinois Finance Authority Rev. (Evangelical Retirement Homes of Greater Chicago, Inc.), 7.25%, 2045	3,600,000	3,991,788
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2027	1,600,000	1,645,216
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2037	3,890,000	3,962,237
Illinois Finance Authority Rev. (Friendship Village), “A”, 5.375%, 2025	4,630,000	4,678,106
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.625%, 2042	3,110,000	3,250,292
Illinois Finance Authority Rev. (Montgomery Place), “A”, 5.75%, 2038	1,730,000	1,747,784
Illinois Finance Authority Rev. (The Clare at Water Tower), “A-6”, 6%, 2028 (a)(d)	1,057,000	106
Illinois Finance Authority Rev., Capital Appreciation, (The Clare at Water Tower), “B”, 0%, 2050 (a)	453,000	45
Indiana Finance Authority Rev. (Marquette Project), 4.75%, 2032	4,790,000	4,957,650
Indiana Finance Authority Rev. (Marquette Project), 5%, 2039	1,215,000	1,270,854
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2021	1,530,000	1,650,855
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2025	2,495,000	2,680,354
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “B”, 5.75%, 2018	1,635,000	1,639,022
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.4%, 2027 (a)	2,180,000	1,596,523
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.5%, 2037 (a)	2,710,000	1,975,726
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.375%, 2027	750,000	737,108
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.5%, 2036	2,550,000	2,468,502

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 2042	$2,335,000	$2,374,765
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 2045	1,325,000	1,345,909
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II), 7.25%, 2041	3,000,000	3,477,150
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II), 7.375%, 2046	1,050,000	1,221,182
Kentwood, MI, Economic Development Corp. Rev. (Holland Home Obligated Group), 5.625%, 2041	3,250,000	3,403,953
Lee County, FL, Industrial Development Authority Healthcare Facilities Rev. (Shell Point Alliance), “B”, 6.5%, 2031	1,600,000	1,771,392
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 2027	1,185,000	1,225,788
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 7.125%, 2029	1,555,000	1,762,313
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.5%, 2039	2,325,000	2,361,038
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 2041	2,360,000	2,711,569
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 2037	4,640,000	4,902,114
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 2031	869,621	712,707
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 2039	218,601	168,983
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 2046	58,153	39,083
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 2056	289,249	4,090
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.75%, 2039	680,000	323,877
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.875%, 2044	1,010,000	480,982
Michigan Strategic Fund Ltd. Obligation Rev. (Evangelical Homes), 5.25%, 2032	1,310,000	1,317,572
Michigan Strategic Fund Ltd. Obligation Rev. (Evangelical Homes), 5.5%, 2047	2,400,000	2,413,704
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 2030	2,235,000	2,520,834
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 2040	3,230,000	3,649,932

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 2036	$3,700,000	$3,877,896
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.125%, 2028	1,850,000	1,885,428
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.25%, 2035	1,490,000	1,516,373
Nassau County, NY, Industrial Development Agency Continuing Care (Amsterdam at Harborside), 6.7%, 2043	2,610,000	1,712,813
New Hampshire Health & Education Facilities Authority Rev. (Rivermead), “A”, 6.875%, 2041	2,625,000	2,978,535
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.75%, 2025	475,000	483,707
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.875%, 2037	2,830,000	2,852,838
New Jersey Economic Development Authority Rev. (Seabrook Village, Inc.), 5.25%, 2036	2,735,000	2,815,874
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6%, 2025	785,000	790,299
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6.125%, 2035	3,530,000	3,552,416
Oklahoma County, OK, Finance Authority Rev. (Epworth Villa Project), “A”, 5.125%, 2042	3,735,000	3,763,237
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 2039	1,670,000	1,777,682
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2037	2,390,000	2,150,450
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2045	395,000	348,876
Scott County, IA, Rev. (Christian Retirement Homes, Inc.), 5.25%, 2021	2,410,000	2,517,944
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Germantown Village), “A”, 7.25%, 2034	1,250,000	1,319,775
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2032	1,311,828	913,885
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2047	2,987,260	1,946,140
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 2047	562,212	11,081
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 2047	516,379	10,178
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.2%, 2027	1,590,000	1,442,496

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.25%, 2041	$2,800,000	$2,356,928
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 2045	7,715,000	8,779,901
St. Louis County, MO, Industrial Development Authority, Senior Living Facilities Rev. (Friendship Village Sunset Hills), 5%, 2032	1,120,000	1,209,242
St. Louis County, MO, Industrial Development Authority, Senior Living Facilities Rev. (Friendship Village Sunset Hills), 5%, 2042	2,000,000	2,110,460
Suffolk County, NY, Industrial Development Agency (Medford Hamlet Assisted Living), 6.375%, 2039	1,500,000	1,478,385
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 5.75%, 2019	500,000	556,800
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.125%, 2029	520,000	583,684
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 5.125%, 2037	835,000	848,226
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.375%, 2044	3,515,000	3,887,414
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 2044	6,750,000	7,532,933
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 2042	1,675,000	1,832,752
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 2046	1,275,000	1,393,167
Terre Haute, IN, Rev. (Westminster Village), 6%, 2039	3,600,000	3,644,100
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	3,940,000	4,731,349
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	3,560,000	4,249,430
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Querencia Barton Creek), 5.5%, 2025	1,440,000	1,493,093
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 2040	3,250,000	3,670,290
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 2045	3,500,000	3,939,075
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 2037	3,925,000	2,658,089
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.25%, 2040	1,080,000	1,171,163

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.375%, 2045	$1,250,000	$1,355,413
Wisconsin Health & Educational Facilities Authority Rev. (American Eagle Nursing Home), 7.15%, 2028	3,555,000	3,834,316
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	485,000	565,937
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	1,960,000	2,279,990

		$292,741,065
Healthcare Revenue - Other - 0.1%
Koyukuk, AK, Tanana Chiefs Conference, Healthcare Facilities Project, 7.75%, 2041	$3,315,000	$3,775,122

Human Services - 0.5%
Alaska Industrial Development & Export Authority, Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 5.875%, 2027 (a)(d)	$3,790,000	$1,705,500
Alaska Industrial Development & Export Authority, Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 6%, 2036 (a)(d)	1,175,000	528,750
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 7%, 2036	1,535,000	1,567,956
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “C”, 7%, 2036	1,270,000	1,291,565
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.85%, 2036	3,415,000	3,528,993
Montgomery County, PA, Industrial Development Authority (Wordsworth Academy), 8%, 2024	2,850,000	2,852,508
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 8.875%, 2021	1,785,000	1,789,802
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 9%, 2031	1,945,000	1,947,217
Osceola County, FL, Industrial Development Authority Rev. (Community Provider), 7.75%, 2017	198,000	199,146

		$15,411,437

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Industrial Revenue - Airlines - 4.0%
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 2029	$4,070,000	$5,118,188
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “B”, 9%, 2035	1,310,000	1,466,440
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 2032	13,545,000	13,824,027
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 2032	3,460,000	3,617,430
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc. Terminal E project), 6.75%, 2021	2,500,000	2,512,050
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc. Terminal E project), 7.375%, 2022	1,100,000	1,105,830
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc. Terminal E project), 6.75%, 2029	16,365,000	16,411,313
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc. Terminal E project), 7%, 2029	1,830,000	1,835,490
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), 6.625%, 2038	5,630,000	6,307,233
Los Angeles, CA, Regional Airports Improvement Corp. Lease Rev. (American Airlines, Inc.), “C”, 7.5%, 2024 (d)	11,735,000	11,926,750
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 2019	13,725,000	14,094,889
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.125%, 2023	5,870,000	6,026,846
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 2029 (b)	5,770,000	5,879,976
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport), 7.625%, 2025 (d)(q)	13,310,000	15,189,904
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport), 7.75%, 2031 (d)(q)	8,045,000	9,269,288
Port Seattle, WA, Industrial Development Corp., Special Facilities Rev. (Delta Airlines, Inc.), 5%, 2030	4,000,000	4,057,040

		$118,642,694
Industrial Revenue - Chemicals - 1.2%
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 2033	$8,190,000	$9,383,611
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 2033	1,625,000	1,761,370
Giles County, VA, Industrial Development Authority Rev. (Celanese Corp.), 6.45%, 2026	1,000,000	1,001,260

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Industrial Revenue - Chemicals - continued
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 2032	$4,800,000	$5,459,712
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 2029	2,990,000	3,578,611
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 2035	4,000,000	4,780,160
Port of Bay, TX, City Authority (Hoechst Celanese Corp.), 6.5%, 2026	2,500,000	2,503,150
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “A”, 6.45%, 2030	430,000	436,067
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 2030	5,380,000	5,455,320
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 2024	130,000	130,126

		$34,489,387
Industrial Revenue - Environmental Services - 1.3%
Cobb County, GA, Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 5%, 2033	$1,590,000	$1,685,575
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 2018	540,000	646,466
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 2028	3,260,000	3,513,432
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 6.25%, 2025 (b)	3,985,000	4,090,722
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 2027	3,585,000	3,640,030
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 2042	11,780,000	12,152,484
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 2042	12,055,000	12,436,179

		$38,164,888
Industrial Revenue - Other - 1.1%
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 2035	$2,500,000	$2,515,325
California Statewide Communities, Development Authority Environmental Facilities (Microgy Holdings), 9%, 2038 (a)(d)	100,980	1,010
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 2025	4,640,000	4,712,987
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings LLC Project), 7%, 2036 (a)(d)	746,831	7,468
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 2023	245,000	245,252

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Industrial Revenue - Other - continued
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	$3,430,000	$4,093,328
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “B”, 6.875%, 2037	1,570,000	1,590,598
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “C”, 6.5%, 2015	810,000	816,310
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 2035	4,880,000	5,069,637
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-1”, 7.875%, 2032 (b)(n)	4,205,000	4,257,058
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-2”, 7.875%, 2032 (b)(n)	1,850,000	1,872,903
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 2033	530,000	536,593
Philadelphia, PA, Industrial Development Authority Rev. (Host Marriott LP), 7.75%, 2017	2,000,000	2,005,020
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 2040 (b)	5,655,000	6,247,305

		$33,970,794
Industrial Revenue - Paper - 1.1%
Arkansas Development Finance Authority, Industrial Facilities Rev. (Potlatch Corp.), “A”, 7.75%, 2025	$1,200,000	$1,225,656
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia-Pacific Corp.), 5.75%, 2028	4,010,000	4,159,212
Cass County, TX, Industrial Development Corp. (International Paper Co.), “A”, 4.625%, 2027	3,750,000	3,841,425
De Soto Parish, LA, Environmental Improvement Rev. (International Paper Co.), 6.35%, 2025	1,650,000	1,657,640
Escambia County, FL, Environmental Improvement Rev. (International Paper Co.), “A”, 4.75%, 2030	1,940,000	1,941,377
Phenix City, AL, Industrial Development Board Environmental Improvement Rev. (MeadWestvaco Coated Board Project), “A”, 4.125%, 2035	1,785,000	1,755,512
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	4,835,000	5,053,445
Sabine River, LA, Water Facilities Authority Rev. (International Paper Co.), 6.2%, 2025	2,250,000	2,260,170
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 2033	6,750,000	7,685,888
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 2035	1,635,000	1,810,893

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Industrial Revenue - Paper - continued
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (a)(d)	$800,000	$80
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 2019 (a)(d)	6,830,000	683

		$31,391,981
Miscellaneous Revenue - Entertainment & Tourism - 1.8%
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 2018 (n)	$1,750,000	$1,755,985
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 2030	2,265,000	2,671,115
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 2040	3,580,000	4,192,073
Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise., “A”, 8.5%, 2026 (n)	2,710,000	3,016,122
Harris County, Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 2034	4,580,000	1,529,216
Harris County, Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 2038	40,280,000	10,329,403
Harris County, Houston, TX, Sports Authority, Special Rev., “A”, NATL, 5%, 2025	6,780,000	6,781,559
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2029	1,670,000	1,926,228
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2030	2,625,000	3,017,726
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2031	580,000	664,576
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2036	1,700,000	1,920,745
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 2022 (n)	4,150,000	4,585,252
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.25%, 2027 (n)	1,840,000	1,960,851
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 2023 (n)	2,715,000	2,810,731
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligations, “A”, 5.25%, 2016 (n)	300,000	315,216
St. Louis, MO, Land Clearance Redevelopment Authority, Facilities Improvement Special Rev. (Kiel Opera House), “B”, 7%, 2035	4,450,000	4,742,410

		$52,219,208
Miscellaneous Revenue - Other - 3.0%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2017	$845,000	$940,595
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2020	830,000	916,362

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Miscellaneous Revenue - Other - continued
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2024	$4,640,000	$5,055,883
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5%, 2034	2,015,000	2,126,631
Baker, FL, Correctional Development Corp. (Baker County Detention Center), 7.5%, 2030	1,560,000	1,543,760
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2019	660,000	774,028
Cleveland-Cuyahoga County, OH, Port Authority Rev., 7%, 2040	1,165,000	1,302,843
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Columbia National Group), 5%, 2020	1,035,000	1,039,233
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Fairmount), “B”, 5.125%, 2025	450,000	456,674
District of Columbia Rev. (American Society Hematology), 5%, 2036	540,000	590,377
District of Columbia Rev. (American Society Hematology), 5%, 2042	860,000	929,634
Fulton County, GA, Development Authority Rev. (Georgia Tech Athletic Association), “A”, 5%, 2042	1,930,000	2,137,012
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017	3,425,000	3,449,557
Massachusetts Port Authority Facilities Rev. (Conrac Project), “A”, 5.125%, 2041	340,000	371,120
Miami-Dade County, FL, Special Obligation, “B”, 5%, 2035	2,255,000	2,528,058
Miami-Dade County, FL, Special Obligation, “B”, 5%, 2037	6,310,000	7,013,944
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 5.75%, 2021	200,000	219,852
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 2028	1,500,000	1,832,505
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 2031	5,250,000	6,358,958
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), “B”, 6.5%, 2018	2,820,000	3,144,074
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 2030	2,050,000	2,327,406
New York City, NY, Trust for Cultural Resources Rev. (Whitney Museum of American Art), 5%, 2031	5,000,000	5,587,100
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 2049	4,760,000	5,638,982
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 2044	4,680,000	5,217,592
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 2027	3,975,000	4,068,572
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	440,000	492,039

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Miscellaneous Revenue - Other - continued
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 2025	$490,000	$491,872
Summit County, OH, Port Authority Building Rev. (Workforce Policy Board), “F”, 4.875%, 2025	2,480,000	2,493,392
Texas Midwest Public Facility Corp. Rev. (Secure Treatment Facility Project), 9%, 2030 (a)(d)	1,605,000	481,500
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 2028	2,175,000	2,388,085
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 2042	16,755,000	17,416,990

		$89,334,630
Multi-Family Housing Revenue - 0.5%
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), AGM, 5%, 2035	$635,000	$641,947
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 2033	600,000	610,500
Fairfax County, VA, Economic Development Authority, Senior Living (Lewinsville Retirement Village), “A”, 5.25%, 2032	1,215,000	1,219,799
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 2039 (b)	1,345,000	1,364,812
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 2037 (d)(q)	3,760,000	2,444,564
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049 (z)	2,000,000	1,440,080
MuniMae TE Bond Subsidiary LLC, 5.9%, 2049 (z)	2,000,000	1,181,000
MuniMae TE Bond Subsidiary LLC, FRN, 7.5%, 2049 (n)	4,547,633	4,547,633
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.15%, 2048	1,380,000	1,408,345

		$14,858,680
Parking - 0.1%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 2036	$2,335,000	$2,709,534
Port Revenue - 0.3%
Alameda Corridor Transportation Authority, California Rev., “A”, AGMC, 5%, 2028	$890,000	$1,057,543
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 2025	885,000	1,016,573
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 2035	1,740,000	1,980,137
Port Authority NY & NJ (170th Series), 4%, 2034	3,665,000	3,786,568
Port of Seattle, WA, Rev., “A”, 5%, 2033	1,500,000	1,747,485

		$9,588,306

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Sales & Excise Tax Revenue - 4.4%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2029	$1,435,000	$1,687,230
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2030	2,875,000	3,365,734
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2031	540,000	631,260
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2040	5,585,000	6,380,304
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2034	8,490,000	9,852,136
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2024	10,090,000	12,937,600
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2025	20,000,000	25,599,600
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “B”, 5%, 2032 (u)	12,280,000	14,580,781
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place), “B”, AGM, 5%, 2050 (u)	20,000,000	21,674,600
Miami-Dade County, FL, Transit Sales Surtax Rev., 5%, 2037	2,985,000	3,418,332
Poplar Bluff, MO, Regional Transportation Development District, Sales Tax Rev., 4%, 2036	1,075,000	1,053,887
Poplar Bluff, MO, Regional Transportation Development District, Sales Tax Rev., 4.75%, 2042	860,000	873,450
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2037	1,175,000	1,261,527
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	1,860,000	1,965,797
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2042	1,635,000	1,736,125
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 6%, 2042	3,695,000	4,056,149
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.375%, 2038	645,000	689,840
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0% to 2016, 6.75% to 2032	4,390,000	4,531,621
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	2,655,000	2,298,779
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2047	14,305,000	2,107,985
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 2054	22,295,000	1,949,921
Utah Transit Authority Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 2028	6,825,000	3,473,379

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Sales & Excise Tax Revenue - continued
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 2021	$5,750,000	$3,741,698

		$129,867,735
Single Family Housing - Local - 0.1%
Jefferson County, TX, Housing Finance Corp., Capital Appreciation, NATL, 0%, 2015	$275,000	$208,403
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., “B”, 5.5%, 2038	25,000	23,874
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.9%, 2035	360,000	381,326
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.25%, 2035	125,000	132,356
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 2037	90,000	96,122
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-2”, GNMA, 5.75%, 2037	325,000	343,450
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 6%, 2035	390,000	419,312
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.625%, 2036	370,000	390,117
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.85%, 2037	490,000	503,460
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 2037	160,000	166,918

		$2,665,338
Single Family Housing - State - 1.5%
California Housing Finance Agency Rev. (Home Mortgage), “E”, 4.75%, 2030	$2,560,000	$2,565,965
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 2023	8,080,000	8,264,628
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 2033	12,730,000	13,035,393
California Housing Finance Agency Rev., “A”, 4.75%, 2021	2,000,000	2,021,960
Colorado Housing & Finance Authority Rev., “B-2”, 6.1%, 2023	110,000	112,164
Colorado Housing & Finance Authority Rev., “B-3”, 6.55%, 2033	175,000	180,675
Colorado Housing & Finance Authority Rev., “C-2”, 5.9%, 2023	230,000	241,771
Colorado Housing & Finance Authority Rev., “C-2”, FHA, 6.6%, 2032	185,000	192,944
Mississippi Home Corp., Single Family Rev., “A”, GNMA, 6.1%, 2034	900,000	923,679

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Single Family Housing - State - continued
Mississippi Home Corp., Single Family Rev., “A-2”, GNMA, 6.5%, 2032	$740,000	$781,396
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 2037	1,025,000	1,105,791
New Hampshire Housing Finance Authority Rev., “B”, 6.5%, 2035	240,000	244,404
North Carolina Housing Finance Agency Rev., “30-A”, 5.25%, 2039 (u)	11,975,000	12,279,884
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 2039	1,845,000	1,929,464

		$43,880,118
Solid Waste Revenue - 0.0%
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 2032	$650,000	$745,479

State & Agency - Other - 0.1%
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.5%, 2037	$3,600,000	$3,738,276
Tift County, GA, Hospital Authority Rev. Anticipation Certificates, 5%, 2038	400,000	445,968

		$4,184,244
State & Local Agencies - 1.1%
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 2039	$7,550,000	$2,050,429
Alabama Incentives Financing Authority Special Obligation, “A”, 5%, 2037	1,600,000	1,823,072
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	3,380,000	3,986,000
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2028	1,740,000	1,961,763
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2030	870,000	972,155
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2031	655,000	729,198
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2032	220,000	244,013

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
State & Local Agencies - continued
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	$1,380,000	$1,592,630
Delaware Valley, PA, Regional Finance Authority, “B”, FRN, AMBAC, 0.474%, 2018	50,000	50,000
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 9.913%, 2018 (p)	150,000	196,224
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, AMBAC, 5%, 2020	250,000	250,598
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2035	2,030,000	2,126,851
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 2045	6,065,000	6,323,794
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 2023	1,185,000	1,303,903
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 2040	3,055,000	3,365,724
Harris County, TX, 5.8%, 2014	255,946	261,424
Harris County, TX, 5.625%, 2020	1,430,814	1,431,730
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 2028	1,350,000	1,588,451
Philadelphia, PA, Municipal Authority Rev., 6.5%, 2034	1,060,000	1,229,006
Puerto Rico Public Finance Corp., Commonwealth Appropriations, “B”, 6%, 2026	1,960,000	2,081,696

		$33,568,661
Student Loan Revenue - 0.6%
Iowa Student Loan Liquidity Corp., “A-2”, 5.5%, 2025	$1,785,000	$1,968,373
Iowa Student Loan Liquidity Corp., “A-2”, 5.6%, 2026	1,785,000	1,974,406
Iowa Student Loan Liquidity Corp., “A-2”, 5.7%, 2027	215,000	238,811
Iowa Student Loan Liquidity Corp., “A-2”, 5.75%, 2028	3,615,000	4,005,420
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	2,900,000	3,185,795
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 2022	250,000	289,220
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 2026	2,400,000	2,465,160
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 2028	2,495,000	2,579,805

		$16,706,990

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tax - Other - 1.4%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 2035	$1,110,000	$1,208,390
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 2042	4,605,000	4,946,461
D’ Iberville, MS, Tax Increment Ltd. Rev. (Gulf Coast Promenade Project), 5%, 2033	750,000	802,830
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2047	3,340,000	3,544,709
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2047	3,230,000	3,844,281
JobsOhio Beverage System Ohio Statewide Liquor Profits Rev., “A”, 5%, 2038	6,230,000	7,101,577
New Jersey Economic Development Authority Rev., 5%, 2025	1,770,000	2,036,721
New Jersey Economic Development Authority Rev., 5%, 2026	885,000	1,012,175
New Jersey Economic Development Authority Rev., 5%, 2028	355,000	401,416
New Jersey Economic Development Authority Rev., 5%, 2029	355,000	398,686
New York Dormitory Authority, State Personal Income Tax Rev., “C”, 5%, 2034	9,000,000	10,427,490
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	4,090,000	4,762,028

		$40,486,764
Tax Assessment - 2.7%
Altoona, IA, Urban Renewal Tax Increment Rev., 6%, 2043	$3,000,000	$3,216,510
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 2040	1,320,000	1,435,711
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 2040	4,700,000	5,005,500
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-1”, 5.5%, 2036 (a)(d)	635,000	139,700
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-3”, 5.5%, 2036	320,000	323,261
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A”, 5.35%, 2036	1,710,000	1,330,329
Arborwood Community Development District, FL, Special Assessment (Master Infrastructure Projects), “B”, 5.1%, 2014	575,000	507,737
Arvada, CO, Cimarron Metropolitan District, Rev., 6%, 2022	2,000,000	2,014,500
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 2030	2,450,000	2,623,215
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031	1,515,000	1,597,961
Baltimore, MD, Special Obligation, (East Baltimore Research Park Project), “A”, 7%, 2038	2,600,000	2,846,090

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tax Assessment - continued
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 2039	$2,605,000	$2,589,735
Century Gardens Village Community Development District, FL, Special Assessment, 5.1%, 2037	915,000	892,555
Concord Station Community Development District, FL, Special Assessment, 5%, 2015	345,000	344,469
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 5%, 2032	1,000,000	1,105,490
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 5%, 2035	585,000	638,709
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “B”, 5%, 2032	1,000,000	1,047,670
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “B”, 5%, 2035	480,000	494,698
Creekside Community Development District, FL, Special Assessment, 5.2%, 2038 (a)(d)	2,600,000	1,040,000
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 2026	2,570,000	1,278,472
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 2036	945,000	946,143
Fishhawk Community Development District, FL, 7.04%, 2014	30,000	30,333
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038	1,895,000	1,897,198
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 2009 (a)(d)	640,000	288,000
Lakeshore Villages Master Community Development District, LA, Special Assessment, “A”, 5.25%, 2017 (a)(d)	2,862,000	1,144,800
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	1,540,000	1,543,065
Legends Bay Community Development District, FL, “A”, 5.5%, 2014	1,460,000	1,317,022
Legends Bay Community Development District, FL, “A”, 5.875%, 2038	1,335,000	1,026,829
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 2034	3,137,000	3,183,804
Main Street Community Development District, FL, “A”, 6.8%, 2038	1,755,000	1,723,410
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 2022	635,000	514,001
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 4.875%, 2022	1,000,000	999,560
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 5.375%, 2032	1,000,000	1,011,300

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tax Assessment - continued
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 2016 (d)(q)	$2,300,000	$1,196,000
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 2034	865,000	908,267
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “B”, 5.375%, 2014	585,000	580,964
Osage Beach, MO, Tax Increment Rev. (Prewitts), 4.8%, 2016	1,385,000	1,357,286
Osage Beach, MO, Tax Increment Rev. (Prewitts), 5%, 2023	1,500,000	1,436,085
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 2038	3,695,000	3,718,352
Overland Park, KS, Special Assessment (Tallgrass Creek), 4.85%, 2016	666,000	657,402
Overland Park, KS, Special Assessment (Tallgrass Creek), 5.125%, 2028	3,848,000	3,456,197
Palm Glades Community Development District, FL, Special Assessment, “A”, 5.3%, 2036	1,005,000	1,005,211
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 2036 (a)(d)	895,000	358,000
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 2013 (a)(d)	1,000,000	400,000
Panther Trace II, Community Development District, FL, Special Assessment, 5.125%, 2013	395,000	372,615
Parkway Center Community Development District, FL, Special Assessment, “B”, 5.625%, 2014	2,075,000	1,951,413
Paseo Community Development District, FL, Capital Improvement Rev., “B”, 4.875%, 2010 (a)(d)	1,415,000	14
Paseo Community Development District, FL, Capital Improvement Rev., Capital Appreciation, “A-2”, 0%, 2036	3,205,000	1,195,177
Paseo Community Development District, FL, Special Assessment, “A-1”, 5.4%, 2036	255,000	272,498
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 2034	755,000	773,724
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), “A”, 5%, 2031	995,000	1,055,227
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), Capital Appreciation, “A”, 0%, 2043	8,725,000	1,467,807
Six Mile Creek Community Development District, FL, Capital Improvement Rev., 5.875%, 2038 (a)(d)	5,000,000	1,325,000
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 2010 (d)	545,000	354,255
Stone Ridge, CO, Metropolitan District No. 2, 7.25%, 2031	2,396,000	628,351

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tax Assessment - continued
Stonebrier Community Development District, FL, Special Assessment, 5.5%, 2037	$1,710,000	$1,711,847
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 2016	2,465,000	2,413,901
Two Creeks Community Development District, FL, Capital Improvement Rev., 5.25%, 2037	2,000,000	1,337,140
Villa Portofino East Community Development District, FL, Special Assessment, 5.2%, 2037	1,985,000	1,828,403
Villa Vizcaya Community Development District, FL, “A”, 5.55%, 2039 (a)(d)	790,000	339,700
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 2035	780,000	801,746
Watergrass Community Development District, FL, “A”, 5.375%, 2039	1,470,000	857,275
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 2017	825,000	804,086

		$80,661,720
Tobacco - 7.2%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$25,260,000	$23,343,019
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 2030	3,310,000	3,013,292
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.75%, 2034	4,485,000	3,990,663
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 2047	4,790,000	4,314,018
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 2047	25,000,000	24,133,500
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 2037	11,535,000	10,941,294
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 2029	3,480,000	3,481,601
District of Columbia, Tobacco Settlement, 6.25%, 2024	2,340,000	2,404,233
District of Columbia, Tobacco Settlement, 6.75%, 2040	885,000	920,559
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 4.5%, 2027	2,375,000	2,238,176
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.125%, 2047	5,000,000	4,302,000
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	23,705,000	22,385,817
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-4”, 7.8%, 2013 (c)	3,000,000	3,073,980

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tobacco - continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, “A-1”, 5%, 2033	$6,085,000	$5,707,913
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 2024	3,110,000	3,488,954
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	14,375,000	17,470,369
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 2034	4,295,000	4,268,199
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.5%, 2030	2,855,000	2,911,843
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.875%, 2039	6,940,000	7,100,939
Michigan Tobacco Settlement Finance Authority Rev., Asset Backed, “A”, 6%, 2048	5,000,000	4,747,450
New Jersey Tobacco Settlement Financing Corp., 7%, 2013 (c)	45,000	45,991
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	20,020,000	19,937,117
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	34,705,000	31,173,419
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5.25%, 2037	930,000	996,476
Washington Tobacco Settlement Authority Rev., 6.5%, 2026	860,000	893,368
Washington Tobacco Settlement Authority Rev., 6.625%, 2032	4,935,000	5,049,097

		$212,333,287
Toll Roads - 2.2%
Chesapeake, VA, Toll Road Rev. (Transportation System), “A”, 5%, 2047	$1,205,000	$1,289,193
Chesapeake, VA, Toll Road Rev. Convertible Capital Appreciation (Transportation System), “B”, 0%, 2032	1,610,000	1,000,535
Chesapeake, VA, Toll Road Rev. Convertible Capital Appreciation (Transportation System), “B”, 0%, 2040	1,605,000	981,185
E-470 Public Highway Authority Rev., CO, “C”, 5.375%, 2026	755,000	833,112
E-470 Public Highway Authority Rev., CO, Capital Appreciation, “B”, NATL, 0%, 2027	12,305,000	6,075,102
Illinois Toll Highway Authority Rev., “B”, 5.5%, 2033	4,355,000	4,989,175
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 2034	300,000	385,698
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 2040	8,365,000	10,718,325
North Texas Tollway Authority Rev., 6%, 2043	1,280,000	1,493,517
North Texas Tollway Authority Rev. (Special Projects System), “D”, 5%, 2031	5,980,000	7,006,168
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 2025	3,185,000	3,862,418

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Toll Roads - continued
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC), 5%, 2034	$2,165,000	$2,267,902
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC), 5%, 2040	3,460,000	3,585,633
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.25%, 2032	3,640,000	3,957,918
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 2037	6,065,000	7,054,323
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 2042	9,705,000	10,637,068

		$66,137,272
Transportation - Special Tax - 0.5%
Metropolitan Transportation Authority Rev., NY, “A”, 5%, 2041	$2,250,000	$2,530,193
Metropolitan Transportation Authority Rev., NY, Capital Appreciation, “A”, 0%, 2030	3,000,000	1,633,140
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 2031	8,585,000	9,100,787

		$13,264,120
Universities - Colleges - 9.1%
Allegheny County, PA, Higher Education Building Authority Rev. (Chatham University), “A”, 5%, 2030	$915,000	$1,022,641
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 2028	1,305,000	1,483,394
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 2038	2,025,000	2,271,989
Brevard County, FL, Industrial Development Rev. (TUFF Florida Tech LLC Project), 6.75%, 2039	4,720,000	5,298,955
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 2038	2,320,000	2,517,432
California Educational Facilities Authority Rev. (Chapman University), 5%, 2031	1,240,000	1,389,606
California Educational Facilities Authority Rev. (University Financing Project), 5%, 2026	3,590,000	3,601,560
California Educational Facilities Authority Rev. (University of La Verne), “A”, 5%, 2029	2,205,000	2,292,053
California Municipal Finance Authority Rev. (Biola University), 5.8%, 2028	1,915,000	2,121,016
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 2040	900,000	1,047,231
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 2027	1,385,000	1,492,074

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Colleges - continued
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.5%, 2038	$4,580,000	$4,916,538
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 2040	5,000,000	5,610,350
Delaware County, PA, Authority College Rev. (Neumann University), 6%, 2025	510,000	568,237
Delaware County, PA, Authority College Rev. (Neumann University), 6.125%, 2034	250,000	276,105
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 2032	340,000	372,110
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5.25%, 2042	2,920,000	3,223,271
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), 6.375%, 2039	2,500,000	2,580,375
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 2037	2,775,000	2,848,038
Grand Valley, MI, State University Rev., 5.5%, 2027	1,015,000	1,170,559
Grand Valley, MI, State University Rev., 5.625%, 2029	495,000	570,562
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2031	3,125,000	3,134,750
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2036	3,080,000	3,080,678
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	6,045,000	6,896,922
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 2051	1,525,000	1,680,108
Indiana County, PA, Industrial Development Authority (Student Cooperative Association, Inc./Indiana University of Pennsylvania), 5%, 2033	960,000	1,061,606
Indiana University Rev., “A”, 5%, 2029	775,000	939,509
Indiana University Rev., “A”, 5%, 2030	345,000	413,776
Indiana University Rev., “A”, 5%, 2031	430,000	514,142
Indiana University Rev., “A”, 5%, 2032	430,000	512,577
Indiana University Rev., “A”, 5%, 2037	1,290,000	1,505,249
Lakeland, FL, Educational Facilities Rev. (Florida Southern College), “A”, 5%, 2032	935,000	1,025,097
Lakeland, FL, Educational Facilities Rev. (Florida Southern College), “A”, 5%, 2037	1,365,000	1,481,680
Lakeland, FL, Educational Facilities Rev. (Florida Southern College), “A”, 5%, 2042	740,000	800,184
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2030	2,330,000	2,524,974

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Colleges - continued
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2039	$1,575,000	$1,699,157
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art), 5%, 2047	1,000,000	1,086,040
Massachusetts Development Finance Agency Rev. (Curry College), “A”, ACA, 5%, 2036	1,135,000	1,161,207
Massachusetts Development Finance Agency Rev. (Curry College), “A”, RADIAN, 5%, 2036	800,000	818,472
Massachusetts Development Finance Agency Rev. (Merrimack College), “A”, 5%, 2032	1,450,000	1,600,960
Massachusetts Development Finance Agency Rev. (Merrimack College), “A”, 5.25%, 2042	900,000	999,351
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2033	430,000	479,859
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 2036 (u)	25,000,000	29,947,250
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), “I”, 8%, 2029	2,140,000	2,466,778
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 2030	6,130,000	7,212,619
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 5.75%, 2039	4,365,000	4,969,683
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “A”, 4%, 2037	1,080,000	1,104,419
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Belmont University), 5%, 2028	1,000,000	1,131,340
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “A”, 5%, 2039 (u)	10,000,000	11,340,100
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “B”, 5%, 2039 (u)	10,000,000	11,340,100
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth College), 5.25%, 2039 (u)	20,000,000	23,491,000
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	2,335,000	2,772,883
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 2032	4,280,000	5,358,988
New York Dormitory Authority Rev., Non-State Supported Debt (Rochester Institute of Technology), 4%, 2030	1,320,000	1,427,448
New York Dormitory Authority Rev., Non-State Supported Debt (Rochester Institute of Technology), 4%, 2031	1,320,000	1,421,838

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Colleges - continued
New York Dormitory Authority Rev., Non-State Supported Debt (Rochester Institute of Technology), 4%, 2032	$1,100,000	$1,180,212
New York Dormitory Authority Rev., Non-State Supported Debt (Rochester Institute of Technology), 4%, 2033	895,000	956,487
Northeastern Pennsylvania Hospital & Education Authority Rev. (Wilkes University), “A”, 5.25%, 2042	2,400,000	2,588,400
Onondaga, NY, Civic Development Corp. (Le Moyne College), 5%, 2042	1,300,000	1,412,710
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.125%, 2030	2,780,000	3,067,063
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.375%, 2040	4,100,000	4,533,124
Oregon Health & Science University Rev., “A”, 5%, 2026	470,000	553,693
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), 5.5%, 2034	2,580,000	2,612,431
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), 5%, 2037	2,500,000	2,796,150
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), “A”, 5.25%, 2027	1,330,000	1,455,672
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 2041	1,545,000	1,762,428
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 5.25%, 2030	1,000,000	1,090,050
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	5,330,000	6,124,117
Private Colleges & Universities, GA, Authority Rev. (Mercer University), “C”, 5.25%, 2027	920,000	1,071,404
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 2032	425,000	428,838
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 2042	1,040,000	1,044,774
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 2031	525,000	516,747
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 2042	260,000	261,765
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 4%, 2021	600,000	632,766
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 5%, 2025	890,000	984,705

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Colleges - continued
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 5%, 2026	$800,000	$880,344
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 4.75%, 2029	845,000	900,888
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 4.75%, 2032	1,000,000	1,053,800
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 4.75%, 2032	2,150,000	2,221,939
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5.125%, 2036	1,055,000	1,097,801
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2030	1,755,000	2,073,813
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2031	770,000	907,299
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2032	735,000	863,610
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2037	1,350,000	1,570,577
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 2027	4,795,000	5,603,245
University of California Rev., “G”, 4%, 2029	14,995,000	16,558,979
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 2028	1,445,000	1,780,052
Waco Education Finance Corp. Rev. (Baylor University), 5%, 2043	4,060,000	4,621,133
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5%, 2032	750,000	823,875
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 2034	2,435,000	2,734,091
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.25%, 2037	1,100,000	1,202,718
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.25%, 2046	1,000,000	1,089,390
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 2037	3,000,000	3,090,000
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2035	710,000	807,795
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2039	1,435,000	1,627,778

		$270,657,503

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Dormitories - 1.5%
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 2045	$5,990,000	$6,655,190
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	2,345,000	2,521,625
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 2042	1,575,000	1,806,226
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 2040	2,125,000	2,339,051
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5.375%, 2038	3,000,000	3,308,070
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 2031	1,875,000	2,214,938
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 2031	5,785,000	6,928,579
Oregon Facilities Authority, Student Housing Rev. (Southern Oregon University), ASSD GTY, 4.7%, 2033	695,000	753,206
Oregon Facilities Authority, Student Housing Rev. (Southern Oregon University), ASSD GTY, 5%, 2044	835,000	926,140
Pennsylvania Higher Educational Facilities Authority Rev. (East Stroudsburg University), 5%, 2042	2,525,000	2,645,771
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 2030	740,000	840,344
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 2043	1,050,000	1,186,994
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 5%, 2030	1,195,000	1,329,342
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 2043	5,500,000	6,423,835
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 5%, 2044	1,235,000	1,339,234
Platteville, WI, Redevelopment Authority, Redevelopment Rev. (Platteville Real Estate), 5%, 2032	1,115,000	1,180,127
Platteville, WI, Redevelopment Authority, Redevelopment Rev. (Platteville Real Estate), 5%, 2042	2,390,000	2,458,545

		$44,857,217
Universities - Secondary Schools - 4.2%
Anoka County, MN, Charter School Lease Rev. (Spectrum Building Co.), “A”, 5%, 2027	$290,000	$308,879
Anoka County, MN, Charter School Lease Rev. (Spectrum Building Co.), “A”, 5%, 2032	300,000	313,626

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Secondary Schools - continued
Anoka County, MN, Charter School Lease Rev. (Spectrum Building Co.), “A”, 5%, 2043	$1,000,000	$1,018,590
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 2032	1,585,000	1,602,895
California Statewide Communities Development Authority, School Facility Rev. (Aspire Public Schools), 6%, 2030	2,000,000	2,113,620
California Statewide Communities Development Authority, School Facility Rev. (Aspire Public Schools), 6.375%, 2045	6,000,000	6,401,280
California Statewide Communities Development Authority, School Facility Rev. (Aspire Public Schools), 6.125%, 2046	7,655,000	8,066,303
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.5%, 2031	870,000	976,862
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.75%, 2041	695,000	790,750
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5%, 2042	2,385,000	2,578,280
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 2040	4,940,000	5,617,817
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 4.35%, 2042	1,270,000	1,275,994
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 2045	1,670,000	1,907,006
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 4.4%, 2047	1,115,000	1,120,241
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 2033	450,000	460,139
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 2042	540,000	544,131
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 4%, 2027	370,000	382,654
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 2037	490,000	521,076
Delaware Economic Development Authority Rev. (Newark Charter School, Inc. Project), 5%, 2042	1,170,000	1,254,568
Florida Development Finance Corp. Educational Facilities Rev. (Bay Area Charter Foundation LLC), “A”, 7.75%, 2042	3,480,000	3,939,778
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 2032	1,950,000	1,958,132
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 2043	4,070,000	4,033,614
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),“A”, 6%, 2030	2,575,000	2,826,681

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Secondary Schools - continued
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),“A”, 6%, 2040	$5,490,000	$5,923,710
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),“A”, 7.625%, 2041	10,125,000	11,795,018
Illinois Finance Authority Charter School Rev. (Uno Charter School Network, Inc.), “A”, 7.125%, 2041	2,000,000	2,298,500
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 2039	1,670,000	1,927,598
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	4,385,000	5,190,174
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.25%, 2027	2,070,000	2,118,397
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.375%, 2037	3,155,000	3,199,391
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.25%, 2018 (a)(d)	985,000	394,000
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038 (a)(d)	460,000	184,000
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 2035	450,000	470,435
Newark, TX, Cultural Education Facilities, Finance Corp. Lease Rev. (A.W. Brown Fellowship Academy), “A”, 6%, 2032	620,000	653,102
Newark, TX, Cultural Education Facilities, Finance Corp. Lease Rev. (A.W. Brown Fellowship Academy), “A”, 6%, 2042	2,000,000	2,101,580
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 4.875%, 2032	705,000	754,836
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 2042	2,355,000	2,544,107
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 2037	1,065,000	1,181,575
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 2042	1,950,000	2,155,823
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Project), 5.75%, 2030	520,000	537,722
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 2035	470,000	527,406
Phoenix, AZ, Industrial Development Authority Education Rev. (Choice Academies, Inc. Project), 5.625%, 2042	2,205,000	2,251,526
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 2040	2,955,000	3,509,506
Seminole County, FL, Industrial Development Authority Rev. (Choices in Learning, Inc.),“A”, 7.375%, 2041	2,500,000	2,788,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Secondary Schools - continued
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.375%, 2031	$630,000	$683,821
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.625%, 2042	1,260,000	1,366,621
Utah County, UT, Charter School Finance Authority, Charter School Rev. (Early Light Academy Project), 8.25%, 2035	3,730,000	4,335,304
Utah County, UT, Charter School Finance Authority, Charter School Rev. (Hawthorne Academy Project), 8.25%, 2035	4,015,000	4,479,576
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 2037	2,405,000	2,408,175
Utah County, UT, Charter School Rev. (Ronald Wilson Reagan Academy), “A”, 6%, 2038	6,070,000	6,249,915
Woodbury, MN, Charter School Lease Rev. (MSA Building Co.), “A”, 5%, 2027	210,000	221,663
Woodbury, MN, Charter School Lease Rev. (MSA Building Co.), “A”, 5%, 2032	220,000	228,494
Woodbury, MN, Charter School Lease Rev. (MSA Building Co.), “A”, 5%, 2043	880,000	893,605

		$123,386,746
Utilities - Cogeneration - 0.6%
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 2045	$13,690,000	$14,230,892
New Jersey Economic Development Authority Energy Facility Rev. (UMM Energy Partners LLC Project), “A”, 5%, 2037	870,000	906,262
New Jersey Economic Development Authority Energy Facility Rev. (UMM Energy Partners LLC Project), “A”, 5.125%, 2043	865,000	905,880
Pennsylvania Economic Development Financing Authority Rev., Resource Recovery Rev. (Colver), “G”, 5.125%, 2015	1,200,000	1,239,180
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.45%, 2028	250,000	262,268
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.7%, 2036	1,250,000	1,310,550

		$18,855,032
Utilities - Investor Owned - 3.0%
Apache County, AZ, Industrial Development Authority, Pollution Control Rev. (Tucson Electric Power Co.),“A”, 4.5%, 2030	$5,170,000	$5,376,903
Brazos River Authority, TX, Pollution Control Rev. (TXU Energy Co. LLC), 5%, 2041	3,015,000	324,504

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Utilities - Investor Owned - continued
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 2040	$3,500,000	$3,768,975
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 2034	1,940,000	2,280,916
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “F”, 4%, 2039	2,405,000	2,427,102
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 2040	11,915,000	13,338,962
Fort Bend County, TX, Industrial Development Corp. (NRG Energy, Inc.), “A”, 4.75%, 2038	3,700,000	3,831,128
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 2039	10,580,000	12,320,833
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary),“A”, FGIC, 4.8%, 2025	1,000,000	1,025,030
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric Co. Palo Verde Project), “A”, 4.5%, 2042	2,160,000	2,230,783
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 2040	1,790,000	2,129,241
Maricopa County, AZ, Pollution Control Rev. (Southern California Edison Co.),“A”, 5%, 2035	4,700,000	5,251,404
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	685,000	839,899
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 2029	2,155,000	2,516,717
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	1,050,000	1,299,354
Ohio Air Quality Development Authority Rev. (FirstEnergy Corp.), “A”, 5.7%, 2020	4,335,000	5,231,001
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “A”, 6.25%, 2039	1,635,000	1,827,946
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 2039	1,830,000	1,988,204
Pennsylvania Economic Development Financing Authority (Allegheny Energy Supply Co. LLC), 7%, 2039	7,390,000	8,861,053
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), 5.75%, 2029	5,430,000	5,751,890
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), “A”, 5.25%, 2040	4,755,000	5,199,117

		$87,820,962
Utilities - Municipal Owned - 1.9%
Guam Power Authority Rev., “A”, AGM, 5%, 2025	$1,060,000	$1,223,081
Guam Power Authority Rev., “A”, AGM, 5%, 2026	885,000	1,017,184

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Utilities - Municipal Owned - continued
Guam Power Authority Rev., “A”, AGM, 5%, 2027	$355,000	$405,801
Guam Power Authority Rev., “A”, 5%, 2034	1,060,000	1,148,574
Los Angeles, CA, Department of Water & Power Rev. (Power System), “B”, 5%, 2038	4,605,000	5,318,038
Mississippi Business Finance Corp., Gulf Opportunity Zone Rev., “A”, 5%, 2037	3,000,000	3,262,380
Philadelphia, PA, Gas Works Rev., 5.25%, 2040	1,070,000	1,150,079
Puerto Rico Electric Power Authority, Power Rev., “AAA”, 5.25%, 2028	5,240,000	5,408,309
Puerto Rico Electric Power Authority, Power Rev., “AAA”, 5.25%, 2031	2,245,000	2,293,200
Salt River, AZ, Project Agricultural Improvement & Power District Electric, “A”, 5%, 2032	2,615,000	3,012,114
San Antonio, TX, Electric & Gas Rev., 5.25%, 2025 (u)	25,000,000	32,689,000

		$56,927,760
Utilities - Other - 2.8%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 2034	$1,135,000	$1,620,008
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	5,110,000	6,987,005
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 2028	2,245,000	2,775,291
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 2032	7,340,000	8,197,165
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 2028	4,865,000	6,242,476
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	7,060,000	9,587,621
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 2027	4,000,000	4,732,600
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2032	6,670,000	7,706,185
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	9,565,000	10,913,569
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	12,055,000	13,933,892
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	2,105,000	2,445,147
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2024	3,625,000	4,205,544
Texas Gas Acquisition & Supply Corp. III, Gas Supply Rev., 5%, 2031	1,680,000	1,831,435
Texas Gas Acquisition & Supply Corp. III, Gas Supply Rev., 5%, 2032	2,680,000	2,898,768

		$84,076,706

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Water & Sewer Utility Revenue - 3.7%
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 2022	$2,895,000	$3,686,493
Clairton, PA, Municipal Authority, “B”, 5%, 2037	1,735,000	1,820,015
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	5,090,000	5,288,205
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,215,000	1,250,429
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2028	5,505,000	6,581,888
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2029	1,010,000	1,202,415
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2030	4,680,000	5,547,859
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2031	175,000	206,862
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	4,655,000	5,356,090
Detroit, MI, Water & Sewerage Department, Sewage Disposal System Rev., “A”, 5%, 2032	6,265,000	6,716,331
East Bay, CA, Municipal Utility District, Water System Rev., “A”, 5%, 2028	5,000,000	5,908,500
El Paso, TX, Water & Sewer Rev., 5%, 2028	545,000	650,092
Houston, TX, Utility System Rev., “D”, 5%, 2036	4,045,000	4,712,587
Iowa Finance Authority Rev., 5%, 2031	11,825,000	13,984,245
Madera, CA, Irrigation Financing Authority Rev., 6.5%, 2040	5,970,000	6,766,279
Massachusetts Water Resources Authority, “B”, 5%, 2041	2,875,000	3,284,573
Metropolitan Water District of Salt Lake & Sandy (Water Rev. Project), “A”, 5%, 2037	1,260,000	1,475,284
New York Environmental Facilities Corp., Clean Drinking Water Revolving Funds, 5%, 2024	1,685,000	2,066,568
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 5%, 2042	2,210,000	2,469,786
Orange County, CA, Sanitation District, Wastewater Rev., “A”, 4%, 2033 (u)	20,000,000	21,845,600
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 2030	850,000	428,026
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 2031	555,000	264,319
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 2032	705,000	320,000
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 2033	900,000	388,260
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 2034	960,000	392,419
Tarrant, TX, Regional Water District Rev., 5%, 2037	5,000,000	5,810,550

		$108,423,675
Total Municipal Bonds (Identified Cost, $2,690,308,862)		$2,918,821,889

Portfolio of Investments – continued

Floating Rate Demand Notes - 0.2%
Issuer	Shares/Par	Value ($)
Sublette County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.08%, due 2/01/13, at Identified Cost	$6,100,000	$6,100,000

Money Market Funds - 3.8%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	111,057,169	$111,057,169
Total Investments (Identified Cost, $2,807,466,031)		$3,035,979,058

Other Assets, Less Liabilities - (2.6)%		(76,839,471)
Net Assets - 100.0%		$2,959,139,587

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $25,121,751 representing 0.8% of net assets.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049	10/14/04	$2,000,000	$1,440,080
MuniMae TE Bond Subsidiary LLC, 5.9%, 2049	11/02/05	2,000,000	1,181,000
Total Restricted Securities			$2,621,080
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit

Portfolio of Investments – continued

Insurers		Inverse Floaters
ACA	ACA Financial Guaranty Corp.	RITES	Residual Interest Tax-Exempt Security
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RADIAN	Radian Asset Assurance, Inc.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,696,408,862)	$2,924,921,889
Underlying affiliated funds, at cost and value	111,057,169
Total investments, at value (identified cost, $2,807,466,031)	$3,035,979,058
Cash	563
Receivables for
Investments sold	8,760,455
Fund shares sold	12,630,174
Interest and dividends	36,366,539
Receivable from investment adviser	298,191
Other assets	20,409
Total assets	$3,094,055,389
Liabilities
Payables for
Distributions	$2,423,116
Investments purchased	34,005,533
Interest expense and fees	681,719
Fund shares reacquired	6,567,419
Payable to the holders of the floating rate certificates from trust assets	89,841,011
Payable to affiliates
Shareholder servicing costs	1,098,782
Distribution and service fees	21,241
Payable for independent Trustees’ compensation	17,330
Accrued expenses and other liabilities	259,651
Total liabilities	$134,915,802
Net assets	$2,959,139,587
Net assets consist of
Paid-in capital	$2,832,880,850
Unrealized appreciation (depreciation) on investments	228,513,027
Accumulated net realized gain (loss) on investments	(108,270,942)
Undistributed net investment income	6,016,652
Net assets	$2,959,139,587
Shares of beneficial interest outstanding	354,605,100

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,161,677,209	259,046,533	$8.34
Class B	52,885,921	6,330,930	8.35
Class C	299,381,298	35,838,501	8.35
Class I	445,195,159	53,389,136	8.34

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.76 [100 / 95.25 x $8.34]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$145,932,216
Dividends from underlying affiliated funds	144,714
Total investment income	$146,076,930
Expenses
Management fee	$14,534,926
Distribution and service fees	3,218,868
Shareholder servicing costs	2,331,045
Administrative services fee	378,325
Independent Trustees’ compensation	52,690
Custodian fee	213,306
Shareholder communications	141,198
Audit and tax fees	60,181
Legal fees	46,436
Interest expense and fees	775,967
Miscellaneous	362,555
Total expenses	$22,115,497
Fees paid indirectly	(130)
Reduction of expenses by investment adviser	(495,418)
Net expenses	$21,619,949
Net investment income	$124,456,981
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$1,641,971
Futures contracts	(734,048)
Net realized gain (loss) on investments	$907,923
Change in unrealized appreciation (depreciation)
Investments	$138,863,180
Futures contracts	331,037
Net unrealized gain (loss) on investments	$139,194,217
Net realized and unrealized gain (loss) on investments	$140,102,140
Change in net assets from operations	$264,559,121

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2013	2012
Change in net assets
From operations
Net investment income	$124,456,981	$103,595,988
Net realized gain (loss) on investments	907,923	(40,685,262)
Net unrealized gain (loss) on investments	139,194,217	244,517,505
Change in net assets from operations	$264,559,121	$307,428,231
Distributions declared to shareholders
From net investment income	$(119,759,769)	$(102,325,739)
Change in net assets from fund share transactions	$525,888,072	$359,669,368
Total change in net assets	$670,687,424	$564,771,860
Net assets
At beginning of period	2,288,452,163	1,723,680,303
At end of period (including undistributed net investment income of $6,016,652 and $5,049,841, respectively)	$2,959,139,587	$2,288,452,163

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.89	$7.13	$7.39	$6.33	$8.06
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.41	$0.43	$0.43	$0.44
Net realized and unrealized gain (loss) on investments	0.44	0.75	(0.27)	1.05	(1.73)
Total from investment operations	$0.83	$1.16	$0.16	$1.48	$(1.29)
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.40)	$(0.42)	$(0.42)	$(0.44)
Net asset value, end of period (x)	$8.34	$7.89	$7.13	$7.39	$6.33
Total return (%) (r)(s)(t)(x)	10.72	16.83	2.03	24.03	(16.50)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.71	0.72	0.72	0.80
Expenses after expense reductions (f)	0.70	0.70	0.70	0.69	0.70
Net investment income	4.83	5.49	5.68	6.17	5.97
Portfolio turnover	18	21	20	17	38
Net assets at end of period (000 omitted)	$2,161,677	$1,858,416	$1,463,867	$1,452,126	$1,039,232
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.67	0.67	0.67	0.67	0.64

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.90	$7.13	$7.40	$6.33	$8.06
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.35	$0.37	$0.38	$0.38
Net realized and unrealized gain (loss) on investments	0.43	0.76	(0.28)	1.06	(1.73)
Total from investment operations	$0.76	$1.11	$0.09	$1.44	$(1.35)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.34)	$(0.36)	$(0.37)	$(0.38)
Net asset value, end of period (x)	$8.35	$7.90	$7.13	$7.40	$6.33
Total return (%) (r)(s)(t)(x)	9.82	16.06	1.10	23.25	(17.16)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.71	1.64	1.50	1.56
Expenses after expense reductions (f)	1.51	1.49	1.49	1.47	1.47
Net investment income	4.02	4.74	4.89	5.45	5.18
Portfolio turnover	18	21	20	17	38
Net assets at end of period (000 omitted)	$52,886	$47,927	$50,750	$68,348	$75,791
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.46	1.46	1.45	1.41

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 1/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.90	$7.13	$7.40	$6.33	$8.06
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.33	$0.35	$0.36	$0.36
Net realized and unrealized gain (loss) on investments	0.44	0.77	(0.27)	1.06	(1.72)
Total from investment operations	$0.75	$1.10	$0.08	$1.42	$(1.36)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.33)	$(0.35)	$(0.35)	$(0.37)
Net asset value, end of period (x)	$8.35	$7.90	$7.13	$7.40	$6.33
Total return (%) (r)(s)(t)(x)	9.61	15.82	0.88	22.99	(17.36)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.71	1.72	1.72	1.80
Expenses after expense reductions (f)	1.70	1.70	1.70	1.69	1.70
Net investment income	3.82	4.51	4.68	5.17	4.96
Portfolio turnover	18	21	20	17	38
Net assets at end of period (000 omitted)	$299,381	$236,487	$209,064	$213,166	$155,407
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.67	1.67	1.67	1.67	1.64

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 1/31
	2013	2012 (i)
Net asset value, beginning of period	$7.89	$7.28
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.26
Net realized and unrealized gain (loss) on investments	0.44	0.61
Total from investment operations	$0.83	$0.87
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.26)
Net asset value, end of period (x)	$8.34	$7.89
Total return (%) (r)(s)(x)	10.71	12.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	(a)
Expenses after expense reductions (f)	0.70	0.69	(a)
Net investment income	4.82	5.03	(a)
Portfolio turnover	18	21	(n)
Net assets at end of period (000 omitted)	$445,195	$145,622
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.67	0.67	(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I, the period is from inception, June 1, 2011, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal High Income Fund (the fund) is a series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.

Notes to Financial Statements – continued

Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$2,918,821,889	$—	$2,918,821,889
Short Term Securities	—	6,100,000	—	6,100,000
Mutual Funds	111,057,169	—	—	111,057,169
Total Investments	$111,057,169	$2,924,921,889	$—	$3,035,979,058

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. At January 31, 2013, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(734,048)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$331,037

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible

Notes to Financial Statements – continued

by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Notes to Financial Statements – continued

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificates holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holders of the inverse floater transfer the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the fund’s payable to the holders of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The payable to the holders of the floating rate certificates from trust assets value as of the reporting date is considered Level 2 under the fair value hierarchy disclosure. At January 31, 2013, the fund’s payable to the holders of the floating rate certificates from trust assets was $89,841,011 and the interest rate on the floating rate certificates issued by these trust was 0.13%. For the year ended January, 31, 2013, the average payable to the holders of the floating rate certificates from trust assets was $80,878,648 at a weighted average interest rate of 0.23%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January, 31, 2013 interest expense and fees in connection with self-deposited inverse floaters was $775,967. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is

Notes to Financial Statements – continued

unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and defaulted bonds.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/13	1/31/12
Ordinary income (including any short-term capital gains)	$219,307	$841,790
Tax-exempt income	119,540,462	101,483,949
Total distributions	$119,759,769	$102,325,739

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/13
Cost of investments	$2,707,244,750
Gross appreciation	283,124,542
Gross depreciation	(44,231,245)
Net unrealized appreciation (depreciation)	$238,893,297
Undistributed ordinary income	2,660,724
Undistributed tax-exempt income	18,682,594
Capital loss carryforwards	(118,748,448)
Other temporary differences	(15,229,430)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2013, the fund had capital loss carryforwards available to offset future realized gains.

Pre-enactment losses expire as follows:
1/31/14	$(10,798,317)
1/31/15	(230,213)
1/31/17	(18,935,036)
1/31/18	(28,497,487)
1/31/19	(16,085,714)
Total	$(74,546,767)

Post-enactment losses are characterized as follows:
Long-Term	$(44,201,681)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/13	Year ended 1/31/12 (i)
Class A	$90,929,910	$88,784,509
Class B	1,971,689	2,183,969
Class C	9,854,319	9,404,287
Class I	17,003,851	1,952,974
Total	$119,759,769	$102,325,739

(i)	For Class I, the period is from inception, June 1, 2011 through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that fund operating expenses do not exceed 0.12% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2013. For the year ended January 31, 2013, this reduction amounted to $389,726 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,255,947 for the year ended January 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.80%	$514,411
Class C	0.75%	0.25%	1.00%	1.00%	2,704,457
Total Distribution and Service Fees					$3,218,868

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2013 based on each class’s average daily net assets. For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, MFD has agreed in writing to waive the service fee. This agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2013. For the year ended January 31, 2013 this waiver amounted to $97,018 and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2013, were as follows:

Amount
Class A	$38,081
Class B	60,021
Class C	24,492

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2013, the fee was $382,143, which equated to 0.0145% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,948,902.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee

Notes to Financial Statements – continued

based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2013 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $1,478 and is included in independent Trustees’ compensation for the year ended January 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $17,320 at January 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $20,735 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $8,674, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $993,728,723 and $448,278,440, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/13		Year ended 1/31/12 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	77,446,475	$631,600,689	86,958,167	$645,383,462
Class B	1,560,561	12,666,747	1,131,622	8,467,741
Class C	10,244,740	83,574,613	5,780,925	43,279,060
Class I	44,084,898	354,412,627	19,559,655	147,169,534
	133,336,674	$1,082,254,676	113,430,369	$844,299,797

Shares issued to shareholders in reinvestment of distributions
Class A	8,787,195	$71,841,720	7,813,716	$58,140,011
Class B	169,750	1,390,465	152,737	1,133,050
Class C	765,766	6,270,849	668,419	4,961,866
Class I	1,169,986	9,586,672	24,142	183,028
	10,892,697	$89,089,706	8,659,014	$64,417,955

Shares reacquired
Class A	(62,613,958)	$(506,922,106)	(64,745,166)	$(480,408,760)
Class B	(1,464,551)	(11,942,059)	(2,332,780)	(17,185,010)
Class C	(5,100,089)	(41,812,559)	(5,825,846)	(42,872,735)
Class I	(10,327,519)	(84,779,586)	(1,122,026)	(8,581,879)
	(79,506,117)	$(645,456,310)	(74,025,818)	$(549,048,384)

Net change
Class A	23,619,712	$196,520,303	30,026,717	$223,114,713
Class B	265,760	2,115,153	(1,048,421)	(7,584,219)
Class C	5,910,417	48,032,903	623,498	5,368,191
Class I	34,927,365	279,219,713	18,461,771	138,770,683
	64,723,254	$525,888,072	48,063,565	$359,669,368

(i)	For Class I, the period is from inception, June 1,2011 through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2013, the fund’s commitment fee and interest expense were $16,420 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	121,128,137	614,834,753	(624,905,721)	111,057,169

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$144,714	$111,057,169

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the Fund), including the portfolio of investments, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 18, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real esate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Gary Lasman
Geoffrey Schechter

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.82% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2013 and 2012, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2013	2012
Fees billed by Deloitte:
MFS High Income Fund	66,261	61,056
MFS High Yield Opportunities Fund	70,737	65,934
Total	136,998	126,990

	Audit Fees
	2013	2012
Fees billed by E&Y:
MFS Municipal High Income Fund	49,345	45,942

For the fiscal years ended January 31, 2013 and 2012, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS High Income Fund	0	0	8,138	7,978	845	1,331
To MFS High Yield Opportunities Fund	0	0	6,291	6,168	845	1,331
Total fees billed by Deloitte To above Funds	0	0	14,429	14,146	1,690	2,662

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS High Income Fund *	1,197,638	1,193,300	0	0	0	0
To MFS and MFS Related Entities of MFS High Yield Opportunities Fund*	1,197,638	1,193,300	0	0	0	0

	2013	2012[5]
Aggregate fees for non-audit services:
To MFS High Income Fund, MFS and MFS Related Entities#	1,348,191	1,603,324
To MFS High Yield Opportunities Fund, MFS and MFS Related Entities#	1,346,344	1,601,514

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	8,987	8,811	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	0	0	0	0	0	0

	2013	2012[5]
Aggregate fees for non-audit services:
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	53,987	143,811

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended January 31, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: March 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: March 18, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 18, 2013

*	Print name and title of each signing officer under his or her signature.